          As filed with the Securities and Exchange Commission on April 16, 2008

                                            1933 Act Registration No. 333-118477

                                             1940 Act Registration No. 811-08557

                                                              CIK No. 0001048607
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 5

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 92

             Lincoln Life Flexible Premium Variable Life Account M
                           (Exact Name of Registrant)

                                Lincoln VULdb-IV

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                            Ft. Wayne, Indiana 46802
                    (Name and Address of Agent for Service)

                                    Copy To:
                        Lawrence A. Samplatsky, Esquire
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2007 was filed March 27, 2008.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/x / on May 1, 2008 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on __________________ pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

      SUPPLEMENT DATED MAY 1, 2008 TO PROSPECTUSES DATED MAY 1, 2008

           LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
                       PRODUCTS: VUL(CV)-IV, VUL(DB)-IV

           LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
                              PRODUCTS: SVUL-IV

           ISSUED BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.

A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.

Except as amended by this supplement, all information in your product prospectus applies.

                        _______________________________

The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

      BRANDES INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)

      BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)

      FRONTIER CAPITAL APPRECIATION FUND: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)

      TURNER CORE GROWTH FUND: Long-term capital appreciation.
      (Subadvised by Turner Investment Partners, Inc.)

M Supplement 5/08

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110

Fort Wayne, IN 46802

(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln VULDB-IV, a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.



     You, as the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.

                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series


                  o Delaware VIP Trust


                  o DWS Investments VIT Funds

                  o Fidelity Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust



Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.





                         Prospectus Dated: May 1, 2008

                                 Table of Contents





Contents                                                   Page
----------------------------------------------------      -----
POLICY SUMMARY .....................................         3
    Benefits of Your Policy ........................         3
    Risks of Your Policy ...........................         3
    Charges and Fees ...............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT ..............................         8
    Fund Participation Agreements ..................         8
    Distribution of the Policies and
      Compensation .................................         9
    Sub-Accounts and Funds .........................        10
    Sub-Account Availability and Substitution of
      Funds ........................................        14
    Voting Rights ..................................        15
POLICY CHARGES AND FEES ............................        15
    Premium Load; Net Premium Payment ..............        16
    Surrender Charges ..............................        16
    Partial Surrender Fee ..........................        17
    Transfer Fee ...................................        17
    Mortality and Expense Risk Charge ..............        17
    Cost of Insurance Charge .......................        17
    Administrative Fee .............................        18
    Policy Loan Interest ...........................        18
    Rider Charges ..................................        18
    Case Exceptions ................................        18
YOUR INSURANCE POLICY ..............................        18
    Application ....................................        19
    Owner ..........................................        19
    Right-to-Examine Period ........................        20
    Initial Specified Amount .......................        20
    Transfers ......................................        20
    Market Timing ..................................        21
    Optional Sub-Account Allocation Programs .......        23
    Riders .........................................        23


Contents                                                   Page
----------------------------------------------------      -----
    Continuation of Coverage .......................        25
    Termination of Coverage ........................        25
    State Regulation ...............................        25
PREMIUMS ...........................................        25
    Allocation of Net Premium Payments .............        25
    Planned Premiums; Additional Premiums ..........        26
    Policy Values ..................................        26
DEATH BENEFITS .....................................        27
    Death Benefit Options ..........................        27
    Changes to the Initial Specified Amount and
      Death Benefit Options ........................        28
    Death Benefit Proceeds .........................        29
POLICY SURRENDERS ..................................        29
    Partial Surrender ..............................        30
POLICY LOANS .......................................        30
LAPSE AND REINSTATEMENT ............................        31
    No Lapse Provision .............................        31
    Reinstatement of a Lapsed Policy ...............        33
TAX ISSUES .........................................        34
    Taxation of Life Insurance Contracts in
      General ......................................        34
    Policies That Are MECs .........................        35
    Policies That Are Not MECs .....................        35
    Other Considerations ...........................        36
    Fair Value of Your Policy ......................        37
    Tax Status of Lincoln Life .....................        37
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS .....................................        37
LEGAL PROCEEDINGS ..................................        37
FINANCIAL STATEMENTS ...............................        37
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION ...........................        38

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.


Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of underlying funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the underlying funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy


Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender charges are assessed if you surrender your policy within the first 10-15 policy years, and fees assessed for partial surrenders in all policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.




Charges and Fees


This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.



Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.




                                                Table I: Transaction Fees
                                           When Charge                                        Amount
          Charge                           is Deducted                                       Deducted
 Maximum sales charge           When you pay a premium.                5.0% of each premium payment.
 imposed on premiums
     (load)
 Surrender Charge*              Upon full surrender of your
                                policy (years 1-15). When you
                                make certain specified amount
                                decreases (years 1-10).
  Maximum and                                                          The surrender charge ranges from a maximum
  Minimum Charge                                                       of $46.82 to a minimum of $0.00 per $1,000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 45, nonsmoker, in year one, the
  Representative Insured                                               maximum surrender charge is $32.66 per
                                                                       $1,000 of specified amount.

                                                                       For a female, age 45, nonsmoker, in year one the
                                                                       maximum surrender charge is $27.59 per
                                                                       $1,000 of specified amount.
 Partial Surrender Fee          When you take a partial                The lesser of $25 or 2% of the amount
                                surrender of your policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $ 25
                                in excess of 24 made during
                                any policy year.
 Estate Tax Repeal Rider        One-time charge at issue (if           $250
 (optional)                     elected).


Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.




                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                    Amount
          Charge                        is Deducted                                   Deducted
 Cost of Insurance*             Monthly
  Maximum and                                                    The monthly cost of insurance rates for standard
  Minimum Charge                                                 issue individuals ranges from a guaranteed
                                                                 maximum of $83.33 per $1,000 per month to a
                                                                 guaranteed minimum of $0.00 per $1,000 per
                                                                 month of net amount at risk.

                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Charge for a                                                   For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                                         maximum monthly cost of insurance rate is $.38
                                                                 per $1,000 of net amount at risk.

                                                                 For a female, age 45, nonsmoker, the guaranteed
                                                                 maximum monthly cost of insurance rate is $.30
                                                                 per $1,000 of net amount at risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.90%.1
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first two policy years from issue date or
  Minimum Charge                                                 increase in specified amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a maximum of $0.42 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount to a minimum of $0.01 per $1,000 of
                                                                 initial specified amount or increase in specified
                                                                 amount.
  Charge for a                                                   For a male or female age 45, the maximum
  Representative Insured                                         additional monthly charge is $0.09 per $1,000 of
                                                                 specified amount.
 Policy Loan Interest           Annually                         5% annually of the amount held in the loan
                                                                 account.



     1 Guaranteed at an effective annual rate of 0.90% in policy years 1-19 and 0.20% in policy years 20 and beyond.



     Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                       When Charge                         Amount
     Charge            is Deducted                        Deducted
 Rider Charges                           Individualized based on optional Rider(s)
                                         selected.

              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Waiver of Monthly              Monthly
 Deduction Rider*
  Maximum and                                      The waiver of monthly deduction rate factor
  Minimum Charge                                   ranges from a maximum of 12% of all other
                                                   covered monthly charges to a minimum of 2%
                                                   of all other covered monthly charges.
  Charge for a                                     For a male, age 45, nonsmoker, the maximum
  Representative Insured                           rate factor is 3.5% of all other covered monthly
                                                   charges.

                                                   For a female, age 45, nonsmoker, the maximum
                                                   rate factor is 5% of all other covered monthly
                                                   charges.
 Supplemental Term              Monthly
 Insurance Rider*
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.

                                                   For the first two policy years from issue date or
                                                   increase in term specified amount, there is an
                                                   additional charge. The monthly charge ranges
                                                   from a minimum of $0.01 per $1,000 of term
                                                   specified amount or increase in term specified
                                                   amount to a maximum of $0.42 per $1,000 of
                                                   term specified amount or increase in term
                                                   specified amount.
  Charge for a                                     For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                           maximum monthly cost of insurance rate is $.38
                                                   per $1,000 of net amount at risk.

                                                   For a female, age 45, nonsmoker, the guaranteed
                                                   maximum monthly cost of insurance rate is $.30
                                                   per $1,000 of net amount at risk.

                                                   For a male or female age 45, the maximum
                                                   additional monthly charge is $0.09 per $1,000 of
                                                   term specified amount.
 Accounting Value Rider         N/A                There is no charge for this rider.
 Change of Insured Rider        N/A                There is no charge for this rider.



     * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        6.06% 2         0.31%
 (12b-1) fees, and other expenses.




  2 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 4.89%. These waivers and reductions generally extend through April 30, 2009 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the underlying funds, as well as Fund Operating Expenses of mutual funds which are acquired by any of the underlying funds which operate as fund of funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by underlying funds, if any.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life Flexible Premium Variable Life Account M (Separate Account) is a separate account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's general account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Department of Insurance.

You may also allocate your premium payments and accumulation values in whole or in part to the Fixed Account. In the Fixed Account, we guarantee a minimum interest rate and assume the risk of investment gain or loss. The general account is secured by Lincoln Life's general assets.




Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.46% based upon assets of an underlying fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series and Lincoln Variable Insurance Products Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of the broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. Broker-dealer firms may receive commission and service fees up to 60% of first year premium, plus up to 5% of all other premiums paid. The amount of compensation may also be affected by choices the policy owner has made, including choices of riders, when the policy was applied for. In lieu of premium-based commission, equivalent amounts may be paid over time, based on accumulation value. Additionally, the broker-dealer may be paid additional compensation on first year premiums and all additional premiums and/or provided reimbursements for portions of policy sales expenses.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.


Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.


We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's general account, which supports insurance and annuity obligations.

Sub-Accounts and Funds


The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate underlying fund. You do not invest directly in these underlying funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.

We create Sub-Accounts and select the underlying funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The underlying funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each underlying fund, its objectives and past performance may be found in that fund's prospectus. Prospectuses for each of the underlying funds listed below accompany this prospectus and are available by calling 1-800-444-2363.



AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.

   o AllianceBernstein Global Technology Portfolio (Class A): Maximum capital appreciation.

   o AllianceBernstein Growth and Income Portfolio (Class A): Growth and income.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

   o AllianceBernstein Large Cap Growth Portfolio (Class A): Maximum capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial adviser.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.


American Funds Insurance Series, advised by Capital Research and Management Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o International Fund (Class 2): Long-term growth.



Delaware VIP Trust, advised by Delaware Management Company.


   o Capital Reserves Series (Standard Class): Current income.

   o Diversified Income Series (Standard Class): Total return.


   o Emerging Markets Series (Standard Class): Capital appreciation.


   o High Yield Series (Standard Class): Total return.

   o REIT Series (Standard Class): Total return.
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.

   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.


   o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     (Subadvised by Northern Trust Investments, Inc.)

     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.


   o DWS Small Cap Index VIP (Class A): Capital appreciation.
     (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.



Fidelity Variable Insurance Products, advised by Fidelity Management & Research
     Company.

   o Contrafund Portfolio (Service Class): Long-term capital appreciation.

   o Equity-Income Portfolio (Service Class): Reasonable income.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial adviser.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Income Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

   o Franklin Income Securities Fund (Class 1): Current income.


   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.


   o Mutual Shares Securities Fund (Class 1): Capital appreciation.


   o Templeton Global Income Securities Fund (Class 1): High current income.

   o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.

Janus Aspen Series, advised by Janus Capital Management LLC.

   o Balanced Portfolio (Service Shares): Long-term growth and current income. This fund is available only to existing policy owners as of May 16, 2005.
Consult your financial adviser.

   o Mid Cap Growth Portfolio (Service Shares): Long-term growth.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial adviser.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Long-term growth. (Subadvised by BAMCO, Inc.)
     (formerly Baron Capital Asset Fund)

   o LVIP Baron Growth Opportunities Fund (Standard Class): Long-term growth. (Subadvised by BAMCO, Inc.)
     (formerly LVIP Growth Opportunities Fund)

   o LVIP Capital Growth Fund (Standard Class): Capital appreciation. (Subadvised by Wellington Management Company, LLP)


   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)


   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)
     (formerly LVIP Value Opportunities Fund)


   o LVIP Delaware Bond Fund (Standard Class): Current income.

     (Subadvised by Delaware Management Company)


   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP FI Equity-Income Fund (Standard Class): Income.
     (Subadvised by Pyramis Global Advisors LLC)

   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)


   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.

     (Subadvised by Marsico Capital Management, LLC)

   o LVIP MFS (Reg. TM) Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.

     (Subadvised by Delaware Management Company)


   o LVIP SSgA Bond Index Fund (Standard Class): Current income.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA International Index Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Capital appreciation. (Subadvised by SSgA Funds Management, Inc.)
     (formerly LVIP S&P 500 Index Fund)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Capital appreciation. (Subadvised by SSgA Funds Management, Inc.)
     (formerly LVIP Small-Cap Index Fund)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)
     (formerly LVIP Mid-Cap Growth Fund)

   o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
AM))

   o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Capital appreciation.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
      Growth and income.
     (Subadvised by Wilshire Associates Incorporated)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Core Equity Series (Initial Class): Capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial adviser.

   o Growth Series (Initial Class): Capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2005. This fund will be available to all policy owners as of May 19, 2008. Consult your financial adviser.
     (formerly Emerging Growth Series)

   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC


   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Subadvised by Neuberger Berman, LLC)

     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.


   o Regency Portfolio (I Class): Long-term growth.
     (Subadvised by Neuberger Berman, LLC)

     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.

(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


(2) The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any underlying fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policyholder allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.


We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.

Voting Rights

The underlying funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.


We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since underlying funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the underlying funds, and those votes may affect the outcome.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by the Company in the same proportion as the voting instruction which we actually receive. All shares voted by the Company will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.



POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.


In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.


The monthly deductions, including the cost of insurance charges, may be deducted in two ways:

1) Proportionately from the net accumulation value of each Sub-Account and the Fixed Account subject to the charge.

2) From the net accumulation value of specific funds which you have designated.

If you have selected designated funds, and in a given month there is not sufficient value in those funds to cover the monthly deduction, we will take the remaining monthly deduction pro rata from the rest of the funds in your policy that have value.

If you have not selected designated funds, the monthly deductions will be taken pro rata from all of the funds in your policy that have value.

The monthly deductions are made on the "monthly anniversary day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day. You may select or change designated funds at any time prior to a monthly anniversary day by contacting our Administrative Office.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.




Premium Load; Net Premium Payment


We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 5% from each premium payment. The premium payment, after deduction of the premium load, is called the "net premium payment."




Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.


The surrender charge varies by age of the insured, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $46.82 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.


The duration of the surrender charge is 15 years for full surrenders and 10 years for decreases in specified amount.

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 15 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:


     1) occurs after the tenth policy anniversary following policy issue; or


     2) is directly caused by a death benefit option change; or

     3) is caused by a partial surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.


We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.

If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a letter confirming the change has been made to your policy.

Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.

If your policy includes the Estate Tax Repeal Rider, and if you satisfy its special conditions, you will have a one-time right to cancel your policy without being subject to surrender charges. This is a limited benefit and is subject to our specific definition of Estate Tax Repeal.


Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.




Partial Surrender Fee

No surrender charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the partial surrender proceeds are taken.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.90% in policy years 1-19 and 0.20% in policy years 20 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

The cost of insurance charge depends on the policy duration, the age, underwriting category and gender (in accordance with state law) of the insured, and the current net amount at risk. The net amount at risk is the death benefit minus the greater of zero or the policy value, and may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.


The cost of insurance is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the value at the beginning of the policy month, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company.

The current cost of insurance charge may be less than the guaranteed maximum cost of insurance charge, but it will never exceed the guaranteed maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.




Administrative Fee

There is a flat monthly deduction of $10 in all years.


For the first two policy years from policy issue date or increase in specified amount, there is an additional charge that varies with the insured's age. A table of these expense charges is included in each policy. This charge will never exceed $0.42 per $1000 of initial specified amount or increase in specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest


If you borrow against your policy, interest will be charged to the loan account value. The annual effective interest rate is 5%. We will credit 4% interest on the loan account value in all years.




Rider Charges


Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12.0%. If you have elected this rider, a table of rate factors appears on the rider pages in your policy.


Supplemental Term Insurance Rider. This optional rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age, gender and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year. In addition, there is a monthly charge per $1,000 of term coverage for the first two policy years from issue date or increase in term specified amount.

Estate Tax Repeal Rider. There is a $250 one-time charge at issue for this rider.



Case Exceptions

Charges and fees may be reduced in some circumstances where policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.


YOUR INSURANCE POLICY

Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.


If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; No Lapse premium (subject to state availability); and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application


If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the policy duration, and the current net amount at risk.


A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner


The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional No Lapse protection and riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature in good order.



Right-to-Examine Period


You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will refund to you either all premium payments or the policy value plus any charges and fees depending on the state of issue of your policy. If a premium payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of premium payments, any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.

If your policy is issued in a state that provides for return of value, any net premium payments received before the end of the right-to-examine period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The owner bears the risk of a decline in Sub-Account values. If the policy is returned for cancellation within the right-to-examine period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled policy is received at our Administrative Office.




Initial Specified Amount

You will select the initial specified amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding policy anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent.


Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.




Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.


Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

Optional Sub-Account Allocation Programs

You may elect to participate in programs for dollar cost averaging or automatic rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your policy is issued. Transfers from the Money Market Sub-Account may be elected at any time while your policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

If the owner elects Dollar Cost Averaging from either the Money Market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar cost averaging terminates automatically:

1) if the value in the Money Market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered or otherwise terminates.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.



Riders


We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. We will maintain the death benefit by waiving covered monthly deductions during periods of the insured's disability. Charges for this rider, if elected, are part of the monthly deductions.

Accounting Value Rider. If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum premium requirements for this rider. If your policy is fully surrendered in the first five policy years, this rider provides enhanced cash surrender values by using a table of alternate surrender charges. The rider does not provide for enhanced cash surrender value for partial surrenders and loans. There is no charge for this rider.


Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider, however policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.


Estate Tax Repeal Rider. If desired, you must select this rider when you initially apply for insurance. In the event of federal estate tax repeal as set forth in the Economic Growth and Tax Relief Reconciliation Act of 2001 (H.R.
1836) being extended, this rider allows you to cancel your policy for an amount equal to the surrender value of the policy plus the applicable surrender charge. There is a one-time $250 charge at issue for this rider.


For purposes of this rider, estate tax repeal will be deemed to have occurred if federal legislation is enacted into law that extends the estate tax repeal provisions set forth in the Economic Growth and Tax Reconciliation Act of 2001 (H.R. 1836) at least two years beyond January 1, 2011. This new legislation must be in effect on January 1, 2010. The start date for this rider (the date that begins the 12-month "window" for you to exercise the rider) is the later of January 1, 2010, or the date in 2010 upon which legislation is enacted that triggers estate tax repeal, but no later than December 31, 2010.

This rider terminates on the earliest of:

1) one year from the start date;

2) December 31, 2010, provided no estate tax repeal, as defined above, has been enacted;

3) the date you request termination of the rider;

4) termination of your policy; or

5) full surrender of your policy prior to the start date.

If your policy lapses but is reinstated, the rider will likewise be reinstated, provided such reinstatement occurs before 1), 2), or 3) above.

Supplemental Term Insurance Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance to age 100 on the life of the insured. Upon the insured's death, we will pay the Term Insurance Benefit Amount, in addition to death benefit proceeds of the death benefit option in effect on your policy.

There is a monthly cost for this rider, similar to the cost of insurance of the base policy. This rate is determined by the Company, is based on the policy duration, the age, underwriting category and gender of the insured, and is applied against the Term Insurance Benefit Amount shown on the policy specifications page. For the first two policy years from issue date or increase in term specified amount, there is a monthly expense charge per $1,000 of term coverage.

This rider will limit the maximum period during which your policy is guaranteed not to lapse under the No Lapse provision. If you have chosen the age 100 No Lapse provision, the maximum period will now be the first 20 policy years up to age 100. For the 10 year and 20 year No Lapse provisions, the maximum period will now be the first 5 policy years. All other provisions set forth in the age 100, 20 year and 10 year No Lapse provisions will still apply.

This rider terminates on the earliest of:

1) the date you request termination of the rider;

2) when your policy lapses;

3) when your policy is fully surrendered;

4) when the insured reaches age 100; or

5) upon death of the insured.

If your policy is reinstated, this rider will likewise be reinstated. However, sufficient premium must be paid to cover the monthly deduction including monthly rider costs.

Continuation of Coverage


If the insured is still living at age 100, and the policy has not been surrendered, the policy will remain in force until policy surrender or death of the insured. However, there are certain changes that will take place:


1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.


Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.




Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.



State Regulation


The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features.



PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to maintain the No Lapse provision or to keep the policy in force. Premiums may be paid any time before the insured attains age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.

Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the accumulation value.


The accumulation value equals the sum of the Fixed Account value, the Separate Account value, and the loan account value. At any point in time, the accumulation value reflects:


1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;


4) interest credited to the Fixed Account or the loan account; and


5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the accumulation value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable accumulation value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company.


The loan account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. We do not guarantee the loan account value. Interest is credited on the loan account at an effective annual rate of 4% in all years.


The "net" accumulation value is the accumulation value less the loan account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.



DEATH BENEFITS

The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.




Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                       Death Benefit Proceeds Equal to the                                Variability
    1         Specified amount (a minimum of $100,000)                                 None; level death benefit
    2         Sum of the specified amount plus the net accumulation value as of        May increase or decrease over
              the date of the insured's death.                                         time, depending on the amount
                                                                                       of premium paid and the
                                                                                       investment performance of the
                                                                                       underlying Sub-Accounts or the
                                                                                       Fixed Account.

 Option                          Death Benefit Proceeds Equal to the                                Variability
    3         Sum of the specified amount plus the accumulated premiums (all                Will generally increase,
              premiums paid minus the cumulative policy factor, if that factor is           depending on the amount of
              elected) up to the limit shown in the policy specifications, as of the        premium paid.
              date of the insured's death. Any premium paid that will cause the death benefit proceeds to exceed this limit will be applied to the policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
              a) the applicable monthly rate then used by the Internal Revenue
              Service (IRS); or
              b) an alternative monthly rate permitted by the IRS; times
              c) the specified amount divided by 1000.


If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                    Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.
     1 to 3          The specified amount will not change.
     3 to 1          The specified amount will be increased by accumulated premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
     2 to 3          The specified amount will be increased by the accumulation value as of the effective date of change.
     3 to 2          o If the accumulation value is greater than the accumulated premium (less cumulative policy factor if that factor elected), the specified amount will be reduced by the accumulation value less accumulated premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
                     o If the accumulation value is less than the accumulated premium (less the cumulative policy factor if elected), the specified amount will be increased by the accumulated premium (less the cumulative policy factor if that factor is elected), less the accumulation value as of the effective date of change.


A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A schedule of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.

If the recipient of the death benefit proceeds has elected a lump sum settlement and the death benefit proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened.


The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than receiving the SecureLine (Reg. TM) checkbook. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.




POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. The surrender value is the net accumulation value less any applicable surrender charge, less any accrued loan interest not yet charged.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units.

The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

If you request lump sum surrender and the policy's surrender value is over $5,000, your surrender proceeds will be placed into a SecureLine (Reg. TM) account in your name. Refer to the description of the SecureLine (Reg. TM) account under the section headed "Death Benefit Proceeds" for more information.




Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values. You may request a partial surrender in writing or electronically, if previously authorized and we consent. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the accumulation value and the specified amount. The amount of the partial surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.



   Death Benefit
 Option in Effect                                        Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.
         3              Will reduce the accumulated premiums, and the specified amount to the extent that the amount of the partial surrender exceeds the accumulated premiums.


Partial surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a partial surrender.


POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.


The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 5% in all years, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value at a rate of 4% in all years, so the net cost of your policy loan is 1%.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.


If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the No Lapse provision is in effect. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the No Lapse provision is in effect, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.


If the amount stated in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.




No Lapse Provision

Your policy includes a No Lapse provision. This means that your policy will not lapse as long as you have paid the required No Lapse premium. The No Lapse premium is the cumulative premium required to maintain the No Lapse provision, preventing your policy from lapse, and is shown in the policy specifications.

There is no difference in the calculation of policy values and death benefit between a policy that has the No Lapse provision, and a policy that does not. This is true whether or not the No Lapse provision is active and keeping the policy from lapsing.

Availability of the No Lapse provision may vary in some states. Where available, there is no charge for this feature. It is only available with death benefit options 1 and 2.

There are three levels of No Lapse protection:

1) a guarantee until the insured reaches age 100 (must be selected at time of policy application);

2) a guarantee for the first 20 policy years; and

3) a guarantee for the first 10 policy years.

                                                                                        Provision will terminate
       Level                            Lapse Protection                                  upon the earliest of
 Age 100                If elected, a payment of the age 100 No              1) the age 100 premium requirement is not
                        Lapse premium is due as of the date of               met,
                        issue and each monthly anniversary day to            2) there is a change in the death benefit
                        guarantee the policy will not lapse before           option, or
                        the insured reaches age 100. All, or a               3) the insured reaches age 100.

                        portion of, the remaining monthly
                                                                             A period of at least 61 days will be granted
                        premiums can be paid in advance at any
                                                                             for the age 100 No Lapse premium if on any
                        time.
                                                                             monthly anniversary day it is determined

                        As long as the sum of all premium                    that the age 100 No Lapse premium has not
                        payments (less any indebtedness and                  been met. At least 31 days before the end of
                        partial surrenders) is at least equal to the         that period, we will notify you of the amount
                        sum of the age 100 No Lapse premiums                 of premium necessary to maintain the age
                        since the date of issue, the policy will not         100 No Lapse provision.

                        lapse until the insured reaches age 100,
                                                                             Once the age 100 No Lapse provision is
                        even if the net accumulation value is
                                                                             terminated, it cannot be reinstated.
                        insufficient to meet the monthly deductions.
                                                                             However, you may still qualify for either the
                                                                             20 year or 10 year No Lapse provision.
 First 20 policy        During the first 20 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the insured reaches age 100, or
                        insufficient to meet the monthly deductions,         3) the beginning of the 21st policy year.

                        as long as the sum of:
                                                                             Failure to meet the No Lapse premium

                        o all premium payments (less any partial             requirement during the first 20 years does
                        surrenders) accumulated at 4% interest               not terminate the No Lapse provision. Any
                                                                             premium shortfall can be made up while the
                        o minus any indebtedness
                                                                             policy is in force or during the policy's

                        is at least equal to the sum of the 20 year          grace period.

                        No Lapse premiums due since date of issue
                                                                             Continuing to pay the 20 year No Lapse
                        (shown in the policy specifications),
                                                                             premium beyond the termination of the 20
                        accumulated at 4% interest.
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

                                                                             However, you may still qualify for the 10
                                                                             year No Lapse provision.

                                                                                       Provision will terminate
       Level                            Lapse Protection                                 upon the earliest of
 First 10 policy        During the first 10 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the insured reaches age 100, or
                        insufficient to meet the monthly deductions,         3) the beginning of the 11th policy year.

                        as long as the sum of:
                                                                             Failure to meet the No Lapse premium

                        o all premium payments (less any partial             requirement during the first 10 years does
                        surrenders) accumulated at 4% interest               not terminate the No Lapse provision. Any
                                                                             premium shortfall can be made up while the
                        o minus any indebtedness
                                                                             policy is in force or during the policy's

                        is at least equal to the sum of the 10 year          grace period.

                        No Lapse premiums due since date of issue
                                                                             Continuing to pay the 10 year No Lapse
                        (shown in the policy specifications),
                                                                             premium beyond the termination of the 10
                        accumulated at 4% interest.
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

If you fail to satisfy the requirements for the age 100, 20 year and 10 year No Lapse provisions, and you have paid insufficient premium to cover your monthly deductions, the policy, after notice, and expiration of the policy's grace period, will lapse.

Your levels of No Lapse premiums are shown on the policy specifications pages. To determine if you are meeting the cumulative premium payment required to retain the No Lapse protection, review your most recent quarterly statement or contact our Administrative Office.

If the No Lapse provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No Lapse premium would have been. If you pay only the minimum premium needed to keep the No Lapse provision in force, you may be foregoing the potential for increased accumulation value that higher premium payments could provide.

If you have selected the Supplemental Term Insurance Rider, as described in the Riders section of this prospectus, it will shorten the maximum time for you to keep your No Lapse protection. If you have chosen the Age 100 No Lapse provision, the maximum period will now be the first 20 years or the date the insured reaches age 100. For the 10 year and 20 year No Lapse provisions, the maximum period will now be the first 5 policy years.



Reinstatement of a Lapsed Policy

If the No Lapse provision is not in effect, and your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.

TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.


The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.




Policies That Are Not MECs


Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of a withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.




Other Considerations


Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and death benefit option 1 is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. In such cases, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments.


Disallowance of Interest Deductions. Interest on policy loan indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.


After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular period.



FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Case Exceptions
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
ADDITIONAL INFORMATION ABOUT CHARGES
   Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LFG.com

Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-118477
1940 Act Registration No. 811-08557

                               End of Prospectus

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2008
                  Relating to Prospectus Dated May 1, 2008 for



                            Lincoln VULDB-IV product



       Lincoln Life Flexible Premium Variable Life Account M, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln VULDB-IV product prospectus.


                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION .............................             2
    Lincoln Life ................................             2
    Registration Statement ......................             2
    Changes of Investment Policy ................             2
    Principal Underwriter .......................             3
    Disaster Plan ...............................             3
    Advertising .................................             3
SERVICES ........................................             4
    Independent Registered Public Accounting
      Firm ......................................             4
    Accounting Services .........................             4
    Checkbook Service for Disbursements .........             4


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION ..............................             5
    Case Exceptions .............................             5
    Assignment ..................................             5
    Change of Ownership .........................             5
    Beneficiary .................................             5
    Right to Convert Contract ...................             6
    Change of Plan ..............................             6
    Settlement Options ..........................             6
    Deferment of Payments .......................             6
    Incontestability ............................             6
    Misstatement of Age or Gender ...............             7
    Suicide .....................................             7
ADDITIONAL INFORMATION ABOUT
CHARGES .........................................             7
    Surrender Charges ...........................             7
PERFORMANCE DATA ................................             7
FINANCIAL STATEMENTS ............................             9
    Separate Account ............................           M-1
    Company .....................................           S-1

GENERAL INFORMATION


Lincoln Life

The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.


A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.

If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.

Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), One Granite Place, Concord, NH 03301, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $31,900,362 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.



Disaster Plan


Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm

The financial statements of the Separate Account and the consolidated financial statements of the Company appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.




Accounting Services


We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.




Checkbook Service for Disbursements

We offer a checkbook service in which the death benefit proceeds are transferred into an interest-bearing account, in the beneficiary's name as owner of the account. Your beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the beneficiary additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.


We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.

POLICY INFORMATION


Case Exceptions
This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.



Assignment

While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.

Right to Convert Contract


You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.




Change of Plan

Your policy may be exchanged for another issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.



Settlement Options

You may elect or change a settlement option while the insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.




Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability


The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).

Misstatement of Age or Gender

If the age or gender of the insured has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.


ADDITIONAL INFORMATION ABOUT CHARGES


Surrender Charges
The initial maximum surrender charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where

(a) is 1.25 times the curtate net level premium for the specified amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;

(b) is $10 per $1000 of specified amount;

(c) is $50 per $1000 of specified amount; and

(d) is the excess of the first policy year per thousand monthly deductions over the average of the per thousand monthly deductions in policy years 2 through 20.

Algebraically, this formula is equivalent to Mina+b,c -d.

The maximum surrender charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum surrender charge is amortized in proportion to a 20 year life contingent annuity due. In formulas, the maximum surrender charge at a point in time "t" years after issue is (a) times
(b), where

(a) is the initial maximum surrender charge; and

(b) is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.

The actual surrender charge may be less than the maximum surrender charge, and is included in each policy. No surrender charge is applied in the 16th policy year or beyond.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of the Company follow.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2007, 2006 AND 2005

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                       AS OF DECEMBER 31,
                                                                      -------------------
                                                                        2007      2006
                                                                      --------  ---------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
    Fixed maturity (amortized cost: 2007 -- $53,250; 2006 -- $53,846) $ 53,405  $ 54,697
    Equity (cost: 2007 -- $132; 2006 -- $205)                              134       218
  Trading securities                                                     2,533     2,820
  Mortgage loans on real estate                                          7,117     7,344
  Real estate                                                              258       409
  Policy loans                                                           2,798     2,755
  Derivative investments                                                   172       245
  Other investments                                                        986       783
                                                                      --------  --------
    Total investments                                                   67,403    69,271
Cash and invested cash                                                   1,395     1,762
Deferred acquisition costs and value of business acquired                8,574     7,609
Premiums and fees receivable                                               382       331
Accrued investment income                                                  801       838
Reinsurance recoverables                                                 7,939     7,949
Goodwill                                                                 3,539     3,514
Other assets                                                             2,030     1,765
Separate account assets                                                 82,263    71,777
                                                                      --------  --------
Total assets                                                          $174,326  $164,816
                                                                      ========  ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                              $ 13,619  $ 13,645
Other contract holder funds                                             58,168    58,718
Short-term debt                                                            173        21
Long-term debt                                                           1,675     1,439
Reinsurance related derivative liability                                   211       218
Funds withheld reinsurance liabilities                                   1,862     1,816
Deferred gain on indemnity reinsurance                                     696       760
Payables for collateral under securities loaned                          1,135     1,504
Other liabilities                                                        2,083     2,073
Separate account liabilities                                            82,263    71,777
                                                                      --------  --------
Total liabilities                                                      161,885   151,971
                                                                      --------  --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock-- 10,000,000 shares, authorized, issued and outstanding     9,105     9,088
Retained earnings                                                        3,283     3,341
Accumulated other comprehensive income                                      53       416
                                                                      --------  --------
    Total stockholder's equity                                          12,441    12,845
                                                                      --------  --------
    Total liabilities and stockholder's equity                        $174,326  $164,816
                                                                      ========  ========

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME
                                 (IN MILLIONS)

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2007      2006      2005
                                                         -------   -------   -------
REVENUES
Insurance premiums                                       $ 1,560   $ 1,118   $    67
Insurance fees                                             2,994     2,439     1,575
Net investment income                                      4,188     3,869     2,592
Realized loss                                               (112)       (2)      (16)
Amortization of deferred gain on indemnity reinsurance        83        76        77
Other revenues and fees                                      325       289       316
                                                         -------   -------   -------
  Total revenues                                           9,038     7,789     4,611
                                                         -------   -------   -------

BENEFITS AND EXPENSES
Interest credited                                          2,398     2,241     1,506
Benefits                                                   2,329     1,757       616
Underwriting, acquisition, insurance and other expenses    2,472     2,086     1,544
Interest and debt expenses                                    96        84        78
                                                         -------   -------   -------
  Total benefits and expenses                              7,295     6,168     3,744
                                                         -------   -------   -------
    Income before taxes                                    1,743     1,621       867
    Federal income taxes                                     504       460       223
                                                         -------   -------   -------
      Net income                                         $ 1,239   $ 1,161   $   644
                                                         =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (IN MILLIONS)

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                      -----------------------------
                                                        2007       2006       2005
                                                      --------   --------   -------
COMMON STOCK
Balance at beginning-of-year                          $  9,088   $  2,125   $ 2,106
Lincoln National Corporation purchase price                 (9)     6,932        --
Stock compensation/issued for benefit plans                 26         31        19
                                                      --------   --------   -------
    Balance at end-of-year                               9,105      9,088     2,125
                                                      --------   --------   -------

RETAINED EARNINGS
Balance at beginning-of-year                             3,341      2,748     2,304
Cumulative effect of adoption of SOP 05-1                  (41)        --        --
Cumulative effect of adoption of FIN 48                    (14)        --        --
Comprehensive income                                       876      1,124       315
Less other comprehensive loss, net of tax                 (363)       (37)     (329)
                                                      --------   --------   -------
  Net income                                             1,239      1,161       644
Dividends declared                                      (1,242)      (568)     (200)
                                                      --------   --------   -------
    Balance at end-of-year                               3,283      3,341     2,748
                                                      --------   --------   -------

NET UNREALIZED GAIN ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                               421        452       781
Change during the year                                    (345)       (31)     (329)
                                                      --------   --------   -------
    Balance at end-of-year                                  76        421       452
                                                      --------   --------   -------

NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                (9)         7        14
Change during the year                                     (10)       (16)       (7)
                                                      --------   --------   -------
    Balance at end-of-year                                 (19)        (9)        7
                                                      --------   --------   -------

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                --         (6)      (13)
Change during the year                                      --          6         7
                                                      --------   --------   -------
    Balance at end-of-year                                  --         --        (6)
                                                      --------   --------   -------

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                 4         --        --
Change during the year                                      (8)         4        --
                                                      --------   --------   -------
    Balance at end-of-year                                  (4)         4        --
                                                      --------   --------   -------
Total stockholder's equity at end-of-year             $ 12,441   $ 12,845   $ 5,326
                                                      ========   ========   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN MILLIONS)

                                                                                       For the Years Ended
                                                                                          December 31,
                                                                                   ---------------------------
                                                                                    2007      2006      2005
                                                                                   -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $ 1,239   $ 1,161   $   644
Adjustments to reconcile net income to net cash provided by operating activities:
  Deferred acquisition costs and value of business acquired deferrals and
   interest, net of amortization                                                    (1,101)     (722)     (430)
  Change in premiums and fees receivable                                               (53)       16        54
  Change in accrued investment income                                                   13        21        (4)
  Change in contract accruals                                                          574       170    (1,082)
  Net trading securities purchases, sales and maturities                               316       165       (72)
  Gain on reinsurance embedded derivative/trading securities                            (2)       (4)       (5)
  Change in contract holder funds                                                      453       741     1,893
  Change in net periodic benefit accruals                                               (5)       (3)      (11)
  Change in amounts recoverable from reinsurers                                       (539)      199       101
  Change in federal income tax accruals                                                310       150       148
  Stock-based compensation expense                                                      26        31        19
  Depreciation, amortization and accretion, net                                         64        54        64
  Increase in funds withheld liability                                                  46       105       131
  Realized loss on investments and derivative instruments                              114         6        21
  Amortization of deferred gain on indemnity reinsurance                               (83)      (76)      (77)
  Other                                                                                (71)     (706)     (601)
                                                                                   -------   -------   -------
    Net adjustments                                                                     62       147       149
                                                                                   -------   -------   -------
      Net cash provided by operating activities                                      1,301     1,308       793
                                                                                   -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-sale securities:
  Purchases                                                                         (8,606)   (9,323)   (5,725)
  Sales                                                                              3,453     5,328     3,767
  Maturities                                                                         4,087     3,326     2,392
Purchases of other investments                                                      (2,018)     (696)   (1,008)
Sales or maturities of other investments                                             1,880       585     1,151
Increase (decrease) in cash collateral on loaned securities                           (369)      538        45
Cash acquired from Jefferson-Pilot merger                                               --       154        --
Other                                                                                  (84)       58         9
                                                                                   -------   -------   -------
      Net cash provided by (used in) investing activities                           (1,657)      (30)      631
                                                                                   -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Payment of long-term debt                                                               --        --       (47)
Issuance of long-term debt                                                             375       140        --
Net increase (decrease) in short-term debt                                              13       (13)        2
Universal life and investment contract deposits                                      9,481     7,444     4,783
Universal life and investment contract withdrawals                                  (6,645)   (6,660)   (3,755)
Investment contract transfers                                                       (2,448)   (1,821)   (1,483)
Dividends paid                                                                        (787)     (568)     (200)
                                                                                   -------   -------   -------
      Net cash used in financing activities                                            (11)   (1,478)     (700)
                                                                                   -------   -------   -------
      Net increase (decrease) in cash and invested cash                               (367)     (200)      724
                                                                                   -------   -------   -------
Cash and invested cash at beginning-of-year                                          1,762     1,962     1,238
                                                                                   -------   -------   -------
      Cash and invested cash at end-of-period                                      $ 1,395   $ 1,762   $ 1,962
                                                                                   =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories (see Note 20).

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). On February 15, 2007, the North Carolina Department of Insurance approved the merger of Jefferson-Pilot Life Insurance Company ("JPL") into LNL with LNL being the survivor and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") into LLANY, with JPLA being the survivor. JPLA then changed its name to LLANY. The effective date of these transactions was April 2, 2007. On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. On July 2, 2007, the Nebraska Insurance Department approved the merger of Jefferson Pilot Financial Insurance Company ("JPFIC"), formerly a wholly-owned subsidiary of Jefferson-Pilot, into LNL.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the consolidated financial statements are presented as if on April 3, 2006, LNL completed the merger with JPL, JPLA and JPFIC, and has included the results of operations and financial condition of JPL, JPLA and JPFIC in our consolidated financial statements beginning on April 3, 2006 and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of-interests. The consolidated financial statements for the period from January 1, 2006 through April 2, 2006 and for the year ended December 31, 2005 exclude the results of operations and financial condition of JPL, JPLA and JPFIC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007 and for the years ended December 31, 2006 and 2005. FPP's results subsequent to May 3, 2007 are excluded from these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 18 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year including a $2.1 billion increase to common stock offset by a decrease to retained earnings for each of the years ended December 31, 2006, 2005, and 2004 to properly classify historical capital contributions received and stock compensation expense incurred. These reclassifications have no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest. All material intercompany accounts and transactions have been eliminated in consolidation.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs ("DAC"), goodwill, value of business acquired ("VOBA"), future contract benefits and other contract holder funds, deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions excluding mergers of entities under common control as discussed above initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES
Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, other contract holder funds and deferred income taxes. The fair value of actively traded securities is based on quoted market prices from observable market data or estimates from independent pricing services. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

LNC regularly reviews available-for-sale securities for impairments in value deemed to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized loss in net income. A write-down for impairment can be recognized for both credit-related events and for change in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery in value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, the write-down is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, LNC considers several factors including, but not limited to: 1) the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; 2) our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; 3) the cause of the decline; and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value, offset by corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in net investment income as they occur.

For asset-backed and mortgage-backed securities, included in the trading and available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due and any interest received on these loans is either applied to the principal or recorded in net investment income when received, depending on the assessment of the collectability of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Consolidated Statements of Income.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment and properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized loss on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized loss on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

POLICY LOANS
Policy loans are carried at unpaid principal balances.

SECURITIES LENDING
Securities loaned are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received, which is typically greater than the market value of the related securities loaned. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash equivalents, short-term investments or fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REALIZED LOSS
Realized loss includes realized gains and losses from the sale of investments, derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities on Modco and CFW reinsurance arrangements. Realized loss is recognized in net income, net of associated amortization of DAC, VOBA, deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds. Realized loss is also net of allocations of investment gains and losses to certain contract holders and certain reinsurance arrangements for which we have a contractual obligation.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges but were not designated as hedging instruments under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but are economic hedges, the gain or loss is recognized in net income during the period of change in the corresponding income statement line as the transaction being hedged.

See Note 5 for additional discussion of our derivative instruments.

CASH AND CASH EQUIVALENTS
Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. The methodology for determining the amortization of DAC varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance

Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain or loss on investments. Contract lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC balance or related amortization under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract form adjusted for emerging experience and expected trends.

VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products, (i.e., variable deferred annuities) and over the premium paying period for insurance products, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Amortization expense of DAC and VOBA reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC and VOBA amortization within realized gains and losses reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility period-to-period in net realized gains and losses.

Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. DSI is amortized over the expected life of the contract as an expense in interest credited on our Consolidated Statements of Income. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and are amortized into income over the life of the contract in a manner consistent with that used for DAC. The deferral and amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

See Note 2 for discussion of the adoption and impact of Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").

On a quarterly basis, LNC may record an adjustment to the amounts included on our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, LNC conducts an annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on LNC's review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ended December 31, 2007.

REINSURANCE
Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. When an impairment occurs, the carrying amounts are written down and a charge is recorded against net income using a combination of fair value and discounted cash flows. No impairments occurred during the three years ended December 31, 2007.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization are reported in other assets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: 1) the economic or competitive environments in which the company operates; 2) profitability analyses; 3) cash flow analyses; and 4) the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary.

Sales force intangibles are attributable to the value of the distribution system acquired in the Individual Markets - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

PROPERTY AND EQUIPMENT
Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS
We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until disposed of.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities represent segregated funds administered and invested by our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contract holders. Separate account assets are carried at fair value and the related liabilities are measured at an equivalent amount to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by us with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees. The revenues earned by our insurance subsidiaries for administrative and contract holder maintenance services performed for these separate accounts are included in insurance fees on our Consolidated Statements of Income.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
The liabilities for future contract benefits and claim reserves for universal and variable universal life insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefit ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: 1) overall reserve position; 2) reserving techniques; and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2007 and 2006, participating policies comprised approximately 1.5% and 1.3%, respectively, of the face amount of insurance in force, and dividend expenses were $85 million for the years ended December 31, 2007 and 2006, and $78 million for the year ended December 31, 2005.

Universal life and variable universal life products with secondary guarantees represented approximately 32% and 34% of permanent life insurance in force as of December 31, 2007 and 2006, respectively, and approximately 73% and 77% of sales for these products for the years ended December 31, 2007 and 2006, respectively. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year. Any premium or discount on borrowed funds is amortized over the term of the borrowings.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that have been assessed and earned against contract account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS
Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the contract holder.

OTHER REVENUES AND FEES
Other revenues and fees primarily consist of amounts earned by our retail distributor, LFA, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS
Benefits for universal life and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also includes the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB") and guaranteed income benefits ("GIB"). For traditional life, group health and disability income products, benefits and expenses, other than DAC and VOBA, are recognized when incurred in a manner consistent with the related premium recognition policies.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2005 through 2007 ranged from 3.00% to 9.00%.

INTEREST AND DEBT EXPENSES
Interest and debt expenses includes interest on short-term commercial paper, long-term senior debt that we issue and junior subordinated debentures issued to affiliated trusts.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for LNC's obligations to employees under LNC's various pension and other postretirement benefit plans, LNC is required to make a number of assumptions to estimate related liabilities and expenses. LNC uses assumptions for the weighted-average discount rate and expected return on plan assets. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION
LNC expenses the fair value of stock awards included in LNC's incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. For additional information on stock-based incentive compensation see Note 17.

INCOME TAXES
We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS
In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written-off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted SOP 05-1 effective January 1, 2007 by recording decreases to the following categories (in millions) on our Consolidated Balance Sheets:

ASSETS
DAC                                                                               $31
VOBA                                                                               35
Other assets -- DSI                                                                 3
                                                                                  ---
  Total assets                                                                    $69
                                                                                  ===

LIABILITIES AND STOCKHOLDER'S EQUITY
Future contract benefits -- GMDB annuity reserves                                 $ 4
Other contract holder funds -- DFEL                                                 2
Other liabilities -- income tax liabilities                                        22
                                                                                  ---
  Total liabilities                                                                28
                                                                                  ---
Retained earnings                                                                  41
                                                                                  ---
    Total liabilities and stockholder's equity                                    $69
                                                                                  ===

The adoption of this new guidance primarily impacted our Individual Markets -- Annuities and Employer Markets -- Group Protection businesses and our accounting policies regarding the assumptions for lapsation used in the amortization of DAC and VOBA. In addition, the adoption of SOP 05-1 resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109
In June 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140
In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and
(b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We adopted the provisions of SFAS 155 and DIG B40 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106 AND 132(R)
In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheets the funded status of our defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through OCI. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Accounting for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in OCI, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in OCI are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in OCI and their effects on net periodic benefit costs. Retroactive application of SFAS 158 was not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006 by recording an increase in the asset of $38 million and an increase in the liability of $34 million, offset by an increase in accumulated OCI of $4 million.

STAFF ACCOUNTING BULLETIN NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS
In September 2006, the U.S. Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006, with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our financial statements.

SFAS NO. 123(R) -- SHARE-BASED PAYMENT
In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS No. 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123, under SFAS 123(R), the fair value of share-based payments is recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award. We had previously adopted the retroactive restatement method under SFAS No. 148, "Accounting for Stock-based Compensation -Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123 and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The adoption of SFAS 123(R) did not have a material effect on our income before federal income taxes and net income.

SFAS 123(R) eliminates the alternative under SFAS 123 permitting the recognition of forfeitures as they occur. Expected forfeitures, resulting from the failure to satisfy service or performance conditions, must be estimated at the grant date, thereby recognizing compensation expense only for those awards expected to vest. In accordance with SFAS 123(R), we have included estimated forfeitures in the determination of compensation costs for all share-based payments. Estimates of expected forfeitures must be reevaluated at each balance sheet date, and any change in the estimates will be recognized retrospectively in net income in the period of the revised estimates.

Prior to the adoption of SFAS 123(R), we presented all tax benefits of deductions resulting from the exercise of stock options as operating cash flows on our Statements of Cash Flows. SFAS 123(R) requires the cash flows from tax benefits resulting from tax deductions in excess of the compensation costs recognized to be classified as financing cash flows. Our excess tax benefits are classified as financing cash flows, prospectively, on our Statements of Cash Flows for the years ended December 31, 2007 and 2006.

We issue share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, we record compensation expense over the period from the grant date to the date of retirement eligibility. As a result of adopting SFAS 123(R), we have revised the prior method of recording unrecognized compensation expense upon retirement and use the non-substantive vesting period approach for all new share-based awards granted after January 1, 2006. Under the non-substantive vesting period approach, we recognize compensation cost immediately for awards granted to retirement-eligible employees, or ratably over a period from the grant date to the date retirement eligibility is achieved. If we would have applied the non-substantive vesting period approach to all share based compensation awards granted prior to January 1, 2006, it would not have a material effect on our results of operations or financial position.

See Note 17 for more information regarding our stock-based compensation plans.

FASB STAFF POSITION SFAS 115-1 AND SFAS 124-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS
In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value."

FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other-than-temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS
In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority, Level 1, is given to quoted prices in active markets for identical assets or liabilities. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs, the lowest priority, include unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk. We have certain guaranteed benefit features that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing a number for Level 3, with some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. We adopted SFAS 157 for all of our financial instruments effective January 1, 2008 and expect to record a charge of between $25 million and $75 million to net income attributable to changes in the fair value of guaranteed benefit reserves and indexed annuities reported in our Individual Markets - Annuities segment.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES
In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of January 1, 2008.

SFAS NO. 141(R) -- BUSINESS COMBINATIONS
In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations" ("SFAS 141(R)") - a revision to SFAS 141, which aims to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. SFAS 141(R) retains the fundamental requirements of SFAS 141, broadens its scope by applying the acquisition method to all transactions and other events in which one entity obtains control over one or more other businesses, and requires, among other things, that assets acquired and liabilities assumed be measured at fair value as of the acquisition date, liabilities related to contingent consideration be recognized at the acquisition date and remeasured at fair value in each subsequent reporting period, acquisition-related costs be expensed as incurred and that income be recognized if the fair value of the net assets acquired exceeds the fair value of the consideration transferred. SFAS 141(R) applies to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008.

SFAS NO. 160 -- NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51

In December 2007, the FASB issued SFAS No. 160 "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin No. 51A" ("SFAS 160"), which aims to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards surrounding noncontrolling interests, or minority interests, which are the portions of equity in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in subsidiaries held by parties other than the parent shall be clearly identified, labeled and presented in the consolidated statement of financial position within equity, but separate from the parent's equity. The amount of consolidated net income attributable to the parent and to the noncontrolling interest must be clearly identified and presented on the face of the consolidated statement of income. Changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary must be accounted for consistently as equity transactions. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary or sells some of its ownership interests in its subsidiary and if the subsidiary reacquires some of its ownership interests or issues additional ownership interests. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We expect to adopt SFAS 160 effective January 1, 2009, and are currently evaluating the effects of SFAS 160 on our consolidated financial condition and results of operations.

DERIVATIVE IMPLEMENTATION GROUP STATEMENT 133 IMPLEMENTATION ISSUE NO. E23 -- ISSUES INVOLVING THE APPLICATION OF THE SHORTCUT METHOD UNDER PARAGRAPH 68

In December 2007, the FASB issued DIG Statement 133 Implementation Issue No. E23, "Issues Involving the Application of the Shortcut Method under Paragraph 68" ("DIG E23"), which gives clarification to the application of the shortcut method of accounting for qualifying fair value hedging relationship involving an interest-bearing financial instrument and/or an interest rate swap, originally outlined in paragraph 68 in SFAS 133. DIG E23 clarifies that the shortcut method may be applied to a qualifying fair value hedge when the relationship is designated on the trade date of both the swap and the hedged item (for example, debt), even though the hedged item is not recognized for accounting purposes until the transaction settles (that is, until its settlement date), provided that the period of time between the trade date and the settlement date of the hedged item is within established conventions for that marketplace. DIG E23 also clarifies that Paragraph 68(b) is met for an interest rate swap that has a non-zero fair value at the inception of the hedging relationship provided that the swap was entered into at the hedge's inception for a transaction price of zero and the non-zero fair value is due solely to the existence of a bid-ask spread in the entity's principal market (or most advantageous market, as applicable) under SFAS 157. The interest rate swap would be reported at its fair value as determined under SFAS 157. DIG E23 is effective for hedging relationships designated on or after January 1, 2008. The adoption of DIG E23 is not expected to have a material impact on our consolidated financial condition or results of operations.

FSP FAS140-3 -- ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS AND REPURCHASE FINANCING TRANSACTIONS
In February 2008, the FASB issued FSP No. FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP 140-3"). The guidance in FSP 140-3 provides accounting and reporting standards for transfers of financial assets. This FSP applies to a repurchase financing, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties (or consolidated affiliates of either counterparty), that is entered into contemporaneously with, or in contemplation of, the initial transfer. FSP 140-3 shall be effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years and shall be applied prospectively to initial transfers and repurchase financings for which the initial transfer is executed on or after the beginning of the fiscal year in which FSP 140-3 is initially applied. We are evaluating the expected effect on our consolidated financial condition and results of operations.

--------------------------------------------------------------------------------
3. ACQUISITION AND DIVIDEND OF FPP

JEFFERSON-PILOT MERGER
On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. At that time, JPL, JPLA and JPFIC became wholly-owned by LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. The associated fair values of JPL, JPLA and JPFIC at April 3, 2006 were "pushed down" to LNL's consolidated financial statements in accordance with push down accounting rules.

The fair value of the specifically identifiable net assets acquired in the merger was $4.3 billion. Goodwill of $2.6 billion resulted from the excess of purchase price over the fair value of the net assets. The amount of goodwill that was expected to be deductible for tax purposes was approximately $23 million. LNC paid a premium over the fair value of the net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

- Greater size and scale with improved earnings diversification and strong financial flexibility;
-    Broader, more balanced product portfolio;
-    Larger distribution organization; and
- Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the fair values of the net assets acquired (in millions) as of the acquisition date:

                                                           FAIR VALUE
                                                           ----------
Investments                                                $   27,384
Reinsurance recoverables                                        1,193
Value of business acquired                                      2,489
Goodwill                                                        2,622
Other assets                                                    1,135
Separate account assets                                         2,574
Future contract benefits and other
  contract holder funds                                       (26,677)
Income tax liabilities                                           (382)
Accounts payable, accruals and other liabilities                 (841)
Separate accounts liabilities                                  (2,574)
                                                           ----------
  Total purchase price                                     $    6,923
                                                           ==========

The goodwill (in millions) resulting from the merger was allocated to the following segments:

                                                    GOODWILL
                                                    --------
Individual Markets:
  Life Insurance                                    $  1,346
  Annuities                                            1,002
                                                    --------
    Total Individual Markets                           2,348
Employer Markets: Group Protection                       274
                                                    --------
      Total goodwill                                $  2,622
                                                    ========

DIVIDEND OF FPP
On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following table summarizes the dividend of FPP to LNC (in millions):

                                                    DIVIDENDED
                                                      VALUE
                                                    ----------
Investments                                         $    1,809
Cash and invested cash                                      20
Deferred acquisition costs and value of
  business acquired                                        246
Premiums and fees receivable                                 2
Accrued investment income                                   24
Reinsurance recoverables                                   669
Goodwill                                                     2
Future contract benefits                                  (705)
Other contract holder funds                             (1,509)
Other liabilities                                          (66)
                                                    ----------
   Total dividend of FPP                            $      492
                                                    ==========

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2007
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    -----     ------    -------
Corporate bonds                                     $  42,041    $1,049    $  904    $42,186
U.S. Government bonds                                     153        14        --        167
Foreign government bonds                                  586        39         4        621
Asset and mortgage-backed securities                   10,224       146       195     10,175
State and municipal bonds                                 143         2        --        145
Redeemable preferred stocks                               103         9         1        111
                                                    ---------    -----     ------    -------
  Total fixed maturity securities                      53,250     1,259     1,104     53,405
Equity securities                                         132         9         7        134
                                                    ---------    -----     ------    -------
  Total available-for-sale securities               $  53,382    $1,268    $1,111    $53,539
                                                    =========    ======    ======    =======

                                                             AS OF DECEMBER 31, 2006
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    ------    ------    -------
Corporate bonds                                     $  44,049    $1,043    $  283    $44,809
U.S. Government bonds                                     218         7        --        225
Foreign government bonds                                  689        58         2        745
Asset and mortgage-backed securities                    8,607        88        69      8,626
State and municipal bonds                                 194         2         2        194
Redeemable preferred stocks                                89         9        --         98
                                                    ---------    ------    ------    -------
  Total fixed maturity securities                      53,846     1,207       356     54,697
Equity securities                                         205        15         2        218
                                                    ---------    ------    ------    -------
    Total available-for-sale securities             $  54,051    $1,222    $  358    $54,915
                                                    =========    ======    ======    =======

The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                                         AS OF DECEMBER 31, 2007
                                                                        ------------------------
                                                                        AMORTIZED         FAIR
                                                                           COST           VALUE
                                                                        ---------        -------
Due in one year or less                                                 $   2,261        $ 2,267
Due after one year through five years                                      11,217         11,489
Due after five years through ten years                                     15,437         15,315
Due after ten years                                                        14,111         14,159
                                                                        ---------        -------
  Subtotal                                                                 43,026         43,230
Asset and mortgage-backed securities                                       10,224         10,175
                                                                        ---------        -------
  Total available-for-sale fixed  maturity securities                   $  53,250        $53,405
                                                                        =========        =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                        AS OF DECEMBER 31, 2007
                                                                    -----------------------------------------------------------
                                                                        LESS THAN
                                                                       OR EQUAL TO        GREATER THAN
                                                                      TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                   -------------------  ------------------  -------------------
                                                                              GROSS               GROSS                GROSS
                                                                    FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                    VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                   -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                    $11,038  $      657  $4,142  $      247  $15,180  $      904
U.S. Government bonds                                                   --          --       3          --        3          --
Foreign government bonds                                                81           4      --          --       81           4
Asset and mortgage-backed securities                                 2,194         142   1,793          53    3,987         195
State and municipal bonds                                               29          --      15          --       44          --
Redeemable preferred stocks                                             13           1      --          --       13           1
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                   13,355         804   5,953         300   19,308       1,104
Equity securities                                                       61           7      --          --       61           7
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                              $13,416  $      811  $5,953  $      300  $19,369  $    1,111
                                                                   =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                                 2,263
                                                                                                                     ==========

                                                                                     AS OF DECEMBER 31, 2006
                                                                 ------------------------------------------------------------
                                                                      LESS THAN
                                                                     OR EQUAL TO        GREATER THAN
                                                                    TWELVE MONTHS       TWELVE MONTHS           TOTAL
                                                                 -------------------  ------------------  -------------------
                                                                             GROSS              GROSS                GROSS
                                                                  FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                  VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                 -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                  $ 8,643  $      115  $4,892  $      168  $13,535  $      283
U.S. Government bonds                                                 43          --      --          --       43          --
Foreign government bonds                                              56           1      62           1      118           2
Asset and mortgage-backed securities                               1,911          13   2,227          56    4,138          69
State and municipal bonds                                             20           1      44           1       64           2
Redeemable preferred stocks                                           --          --       1          --        1          --
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                 10,673         130   7,226         226   17,899         356
Equity securities                                                     50           2      --          --       50           2
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                            $10,723  $      132  $7,226  $      226  $17,949  $      358
                                                                 =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                               1,451
                                                                                                                   ==========

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities, where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                                                  AS OF DECEMBER 31, 2007
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                               FAIR   UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  133  $       48          22
Six months or greater, but less than nine months                 425         137          30
Nine months or greater, but less than twelve months              363         109          17
Twelve months or greater                                         182          79          57
                                                              ------  ----------  ----------
  Total available-for-sale securities                         $1,103  $      373         126
                                                              ======  ==========  ==========

                                                                 AS OF DECEMBER 31, 2006
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                              FAIR    UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  --  $       --   $        5
Six months or greater, but less than nine months                 --          --            2
Nine months or greater, but less than twelve months              --          --            1
Twelve months or greater                                          9           3           12
                                                              -----  ----------   ----------
  Total available-for-sale securities                         $   9  $        3           20
                                                              =====  ==========   ==========

As described more fully in Note 1, LNC regularly reviews our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the decline being principally attributable to changes in interest rates and credit spreads during the holding period and our current ability and intent to hold securities in an unrealized loss position for a period of time sufficient for recovery, LNC believes that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

TRADING SECURITIES

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements (in millions) consisted of the following:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Corporate bonds                                $1,817        $2,140
U.S. Government bonds                             366           331
Foreign government bonds                           45            45
Asset and mortgage-backed securities:
  Mortgage pass-through securities                 21            24
  Collateralized mortgage obligations             153           111
  Commercial mortgage-backed securities           104           133
  Other asset-backed securities                    --             8
State and municipal bonds                          17            18
Redeemable preferred stocks                         8             8
                                               ------        ------
    Total fixed maturity securities             2,531         2,818
Equity securities                                   2             2
                                               ------        ------
      Total trading securities                 $2,533        $2,820
                                               ======        ======

The portion of market adjustment for trading securities still held at December 31, 2007, 2006 and 2005 was a loss of $8 million, $48 million and $70 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the United States, with the largest concentrations in California and Texas, which accounted for approximately 29% of mortgage loans as of December 31, 2007.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) were as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2007    2006    2005
                                                         ------  ------  ------
Available-for-sale fixed maturity securities             $3,264  $2,979  $1,959
Available-for-sale equity securities                         19      11       7
Trading securities                                          163     181     176
Mortgage loans on real estate                               491     466     288
Real estate                                                  53      37      48
Policy loans                                                172     158     118
Invested cash                                                49      53      46
Other investments                                           155     147      61
                                                         ------  ------  ------
  Investment income                                       4,366   4,032   2,703
Less investment expense                                     178     163     111
                                                         ------  ------  ------
     Net investment income                               $4,188  $3,869  $2,592
                                                         ======  ======  ======

REALIZED LOSS

The detail of the realized loss (in millions) was as follows:

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2007    2006    2005
                                                                   -----   -----   -----
Available-for-sale fixed maturity securities:
  Gross gains                                                      $ 120   $ 119   $ 111
  Gross losses                                                      (176)    (97)    (89)
Available-for-sale equity securities:
  Gross gains                                                          3       2      10
  Gross losses                                                      (111)     --      --
Gain on other investments                                             22       5       1
Associated amortization of DAC, VOBA, DSI, DFEL and changes
  in other contract holder funds                                      29     (37)    (53)
                                                                   -----   -----   -----
    Total realized loss on investments, excluding trading
      securities                                                    (113)     (8)    (20)
Loss on derivative instruments, excluding reinsurance embedded
  derivatives                                                         (2)      2      (2)
Associated amortization of DAC, VOBA, DSI, DFEL and changes in
  other contract holder funds                                          1      --       1
                                                                   -----   -----   -----
   Total realized loss on investments and derivative instruments    (114)     (6)    (21)
Gain on reinsurance embedded derivative/trading securities             2       4       5
                                                                   -----   -----   -----
    Total realized loss                                            $(112)  $  (2)  $ (16)
                                                                   =====   =====   =====
Write-downs for other-than-temporary impairments included in
  realized loss on investments above                               $(257)  $ (62)  $ (18)
                                                                   =====   =====   =====

SECURITIES LENDING

The carrying values of the securities pledged under securities lending agreements were $655 million and $1.0 billion as of December 31, 2007 and 2006. The fair values of these securities were $634 million and $989 million as of December 31, 2007 and 2006, respectively.

REVERSE REPURCHASE AGREEMENTS

The carrying values of securities pledged under reverse repurchase agreements were $480 million as of December 31, 2007 and 2006. The fair values of these securities were $502 million and $500 million as of December 31, 2007 and 2006, respectively.

INVESTMENT COMMITMENTS

As of December 31, 2007, our investment commitments for fixed maturity securities, limited partnerships, real estate and mortgage loans on real estate were $1.2 billion, which includes $281 million of standby commitments to purchase real estate upon completion and leasing.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2007 and 2006, we did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the U.S.

CREDIT-LINKED NOTES

As of December 31, 2007 and 2006, other contract holder funds on our Consolidated Balance Sheets included $1.2 billion and $700 million, respectively, outstanding in funding agreements. We invested the proceeds of $850 million received for issuing three funding agreements in 2006 and 2007 into three separate credit-linked notes originated by third party companies and $300 million of such agreements were assumed as a result of the merger of Jefferson-Pilot into LNL. The $850 million of credit-linked notes are classified as asset-backed securities and are included in our fixed maturity securities on our Consolidated Balance Sheets. The $300 million of investments which were assumed as a result of the merger were classified as corporate bonds and are included in our fixed maturity securities on our Consolidated Balance Sheets.

We earn a spread between the coupon received on the credit-linked note and the interest credited on the funding agreement. Our credit linked notes were created using a trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The asset backing two of these credit-linked notes is a mid-AA rated asset-backed security secured by a pool of credit card receivables. The third credit-linked note is backed by a pool of assets which are guaranteed by MBIA, Inc, a financial guarantor and are mid-AA rated. Our affiliate, Delaware Investments, actively manages the credit default swaps in the underlying portfolio.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the credit-linked notes, which could result in principal losses to our investments if the issuers of the debt market instruments default on their obligations. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the credit-linked note, which requires the subordinated classes of the investment pool to absorb all of the initial credit losses. We own the mezzanine tranche of these investments, which currently carries a mid-AA rating. To date, there have been no defaults in any of the underlying collateral pools. Similar to other debt market instruments our maximum principal loss is limited to our original investment of $850 million as of December 31, 2007.

The fair market value of these investments has declined, causing unrealized losses. As of December 31, 2007, we had unrealized losses of $190 million on the $850 million in credit linked notes. As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, we believe that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

The following summarizes information regarding our investments in these securities (dollars in millions):

                                     AMOUNT AND DATE OF ISSUANCE
                                  ---------------------------------
                                    $400         $200         $250
                                  DECEMBER      APRIL        APRIL
                                    2006         2007         2007
                                  --------     -------      -------
Amount of subordination(1)        $  2,184     $   410      $ 1,167
Maturity                          12/20/16     3/20/17      6/20/17
Current rating of tranche(1)            AA         Aa2           AA
Number of entities(1)                  125         100          102
Number of countries(1)                  20          21           14

----------
(1)  As of December 31, 2007.

--------------------------------------------------------------------------------
5. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock and call options on the S&P 500 Index(R) are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges. We also had derivative instruments that were economic hedges, but were not designated as hedging instruments under SFAS 133. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of our derivative activities. LNC's risk management committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

Our hedging strategy is designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with the LINCOLN SMARTSECURITY(R) Advantage GMWB feature, the 4LATER(R) Advantage GIB feature and the i4LIFE(R) Advantage GIB feature that is available in our variable annuity products. This GMWB feature offers the contract holder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contract holder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133, resulting in the guarantees being recognized at estimated fair value, with changes in estimated fair value being reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB and GIB. As part of our current hedging program, contract holder behavior, available equity, interest rate and volatility in market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We also distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 Index(R) call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited to contract holders. SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included in interest credited. The notional amounts of contract holder fund balances allocated to the equity-index options were $2.9 billion and $2.4 billion as of December 31, 2007 and 2006, respectively.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional amounts along with their carrying values and estimated fair values (in millions), were as follows:

                                                                 AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                                             ASSETS  (LIABILITIES)
                                                                            ----------------------
                                                    NOTIONAL AMOUNTS        CARRYING OR FAIR VALUE
                                                    ------------------      ----------------------
                                                     2007        2006        2007            2006
                                                    ------      ------      -----           -----
Cash flow hedges
  Interest rate swap agreements                     $1,372      $1,188      $  (5)          $   8
  Foreign currency swaps                               366          86        (17)             (7)
  Call options (based on LNC stock)                     --          --          1               4
                                                    ------      ------      -----           -----
    Total cash flow hedges                           1,738       1,274        (21)              5
                                                    ------      ------      -----           -----

All other derivative instruments
  Interest rate cap agreements                       4,100       5,950          2               3
  Credit default swaps                                  60          20         --              --
  Call options (based on LNC stock)                      1           1         13              18
  Call options (based on S&P 500 Index(R))           2,858       2,357        149             185
                                                    ------      ------      -----           -----
    Total other derivative instruments               7,019       8,328        164             206

Embedded derivatives per SFAS 133                       --          --       (412)           (132)
                                                    ------      ------      -----           -----
      Total derivative instruments(1)               $8,757      $9,602      $(269)          $  79
                                                    ======      ======      =====           =====

----------
(1) Total derivative instruments as of December 31, 2007 were composed of an asset of $172 million recorded in derivative investments, a $230 million liability recorded in other contract holder funds and a liability of $211 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets. Total derivative instruments as of December 31, 2006 were composed of an asset of $245 million recorded in derivative investments, a $52 million contra-liability recorded in future contract benefits and a liability of $218 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets.

DERIVATIVE INSTRUMENTS DESIGNATED AS CASH FLOW HEDGES

We designate and account for the following as cash flow hedges, when they have met the requirements of SFAS 133: 1) interest rate swap agreements; 2) foreign currency swaps; and 3) call options on LNC stock. We recognized a gain (loss) of $1 million and $(1) for the years ended December 31, 2007 and 2006, in net income as a component of realized investment gains and losses, related to the ineffective portion of cash flow hedges. We recognized a loss of $2 million for the year ended December 31, 2007, a gain of $2 million for the year ended December 31, 2006 and a loss of $2 million for the year ended December 31, 2005 in OCI related to the change in market value on derivative instruments that were designated and qualify as cash flow hedges.

Gains and losses on derivative contracts that qualify as cash-flow hedges are reclassified from accumulated OCI to current period earnings. As of December 31, 2007, $4 million of the deferred net gains on derivative instruments in accumulated OCI were expected to be reclassified to earnings during 2008. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our senior debt, the receipt of interest payments associated with foreign currency securities and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2007, 2006 and 2005, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS
We use a portion of our interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open interest rate swap positions as of December 31, 2007 expire in 2008 through 2026.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open foreign currency swap positions as of December 31, 2007 expire in 2014 through 2022.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and are marked-to-market through net income. Call options hedging non-vested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of the SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of the related SARs. Our call option positions will be maintained until such time the related SARs are either exercised or expire and our SARs liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS
The interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within both our Individual Markets and Employer Markets businesses. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133. The open interest rate cap agreements as of December 31, 2007 expire in 2008 through 2011.

CREDIT DEFAULT SWAPS
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2007, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. The open credit default swaps as of December 31, 2007 expire in 2010 through 2012.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on our stock to hedge the expected increase in liabilities arising from SARs granted on our stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark-to-market changes are recorded in net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

CALL OPTIONS (BASED ON S&P 500 INDEX(R))
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited on our Consolidated Statements of Income. The open positions as of December 31, 2007 expire in 2008 through 2009.

We also calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of interest credited on our Consolidated Statements of Income.

EMBEDDED DERIVATIVES

DEFERRED COMPENSATION PLANS
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

MODCO AND CFW ARRANGEMENTS
We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivatives, as well as the gains or losses on trading securities supporting these arrangements, are recorded in net income as realized gains or losses on our Consolidated Statements of Income.

VARIABLE ANNUITY PRODUCTS
We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. The change in fair value of the embedded derivatives flows through net income as benefits on our Consolidated Statements of Income. As of December 31, 2007 and 2006, we had approximately $18.9 billion and $13.8 billion, respectively, of separate account values that were attributable to variable annuities with a GMWB feature. As of December 31, 2007 and 2006, we had approximately $4.9 billion and $2.7 billion, respectively, of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GMWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivatives of the GMWB and GIB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

AVAILABLE-FOR-SALE SECURITIES
We own various debt securities that either: 1) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock; or 2) contain call options to receive the return on equity-like indexes. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133; therefore, the change in fair value of the embedded derivatives flows through net investment income.

ADDITIONAL DERIVATIVE INFORMATION

Income other than realized gains and losses for the agreements and contracts described above amounted to $7 million, $78 million and $14 million during the years ended December 31, 2007, 2006 and 2005, respectively.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2007 are not discussed in this disclosure.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2007 and 2006, the exposure was $164 million and $176 million, respectively.

--------------------------------------------------------------------------------
6. FEDERAL INCOME TAXES

The federal income tax expense (in millions) was as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          ------------------
                                          2007   2006   2005
                                          ----   ----   ----
Current                                   $372   $244   $111
Deferred                                   132    216    112
                                          ----   ----   ----
  Total federal income tax expense        $504   $460   $223
                                          ====   ====   ====

The effective tax rate on pre-tax income was lower than the prevailing corporate federal income tax rate. Included in tax-preferred investment income was a separate account dividend received deduction benefit of $88 million, $80 million and $55 million for the years ended December 31, 2007, 2006 and 2005, respectively, exclusive of any prior years' tax return resolution.

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                     FOR THE YEARS
                                                   ENDED DECEMBER 31,
                                               ------------------------
                                                2007     2006     2005
                                               -----    -----    -----
Tax rate of 35% times pre-tax income           $ 610    $ 568    $ 303
Effect of:
  Tax-preferred investment income                (88)     (80)     (63)
  Tax credits                                    (22)     (21)     (14)
  Other                                            4       (7)      (3)
                                               -----    -----    -----
    Provision for income taxes                 $ 504    $ 460    $ 223
                                               =====    =====    =====
  Effective tax rate                              29%      28%      26%
                                               =====    =====    =====

The federal income tax liability (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                            AS OF DECEMBER 31,
                                            2007          2006
                                            ----          ----
Current                                     $390          $ 13
Deferred                                     239           615
                                            ----          ----
  Total federal income tax liability        $629          $628
                                            ====          ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                                    --------------------
                                                                     2007          2006
                                                                    ------        ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds            $1,904        $1,473
Reinsurance deferred gain                                              244           265
Net operating and capital loss carryforwards                            --            23
Modco embedded derivative                                               74            76
Postretirement benefits other than pensions                              8             7
Compensation and benefit plans                                         175           149
Ceding commission asset                                                  7             9
Other                                                                  139           147
                                                                    ------        ------
    Total deferred tax assets                                        2,551         2,149
                                                                    ------        ------
DEFERRED TAX LIABILITIES
DAC                                                                  1,962         1,555
Net unrealized gain on available-for-sale securities                    47           306
Net unrealized gain on trading securities                               71            74
Present value of business in-force                                     589           619
Other                                                                  121           210
                                                                    ------        ------
    Total deferred tax liabilities                                   2,790         2,764
                                                                    ------        ------
      Net deferred tax liability                                    $  239        $  615
                                                                    ======        ======

LNL and its affiliates, with the exception of JPL, JPFIC and JPLA as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger into LNL on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2007 and 2006, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2007 and 2006.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders Surplus." On October 22, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." In 2005 and 2006, the additional tax imposed on distributions from the special tax account, "Policyholders Surplus," was suspended. In addition, the statute provided that distributions made during the two-year suspension period would first reduce the Policyholders Surplus account balance. Our 2005 and 2006 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007 and had unrecognized tax benefits of $272 million, of which $134 million, if recognized, would impact our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits within the next 12 months in the range of $0 to $12 million. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                 FOR THE YEAR
                                                    ENDED
                                                 DECEMBER 31,
                                                     2007
                                                 ------------
Balance at beginning-of-year                     $        272
  Increases for prior year tax positions                    5
  Decreases for prior year tax positions                   (1)
  Increases for current year tax positions                 21
  Decreases for current year tax positions                 (7)
                                                 ------------
    Balance at end-of-year                       $        290
                                                 ============

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.

During the years ended December 31, 2007, 2006 and 2005, we recognized interest and penalty expense related to uncertain tax positions of $19 million, $13 million and $3 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $64 million and $45 million as of December 31, 2007 and 2006, respectively.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to the results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which LNC continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004. The former Jefferson-Pilot Corporation and its subsidiaries are currently under examination by the IRS for the years 2004 and 2005.

--------------------------------------------------------------------------------
7. DAC, VOBA and DSI

Changes in DAC (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              ---------------------------
                                                                2007      2006      2005
                                                              -------   -------   -------
Balance at beginning-of-year                                  $ 4,577   $ 3,676   $ 2,904
  Cumulative effect of adoption of SOP 05-1                       (31)       --        --
  Dividend of FPP                                                (246)       --        --
  Deferrals                                                     2,002     1,479       934
  Amortization, net of interest:
    Unlocking                                                      29        25       111
    Other amortization                                           (710)     (651)     (538)
  Adjustment related to realized (gains) losses on
    available-for-sale securities and derivatives                  48       (38)      (48)
  Adjustment related to unrealized losses on
    available-for-sale securities and derivatives                  96        86       313
                                                              -------   -------   -------
      Balance at end-of-year                                  $ 5,765   $ 4,577   $ 3,676
                                                              =======   =======   =======

For the year ended December 31, 2007, the unlocking total includes $26 million in prospective unlocking from updates to assumptions for experience, $(50) million in model refinements and $53 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $36 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $90 million in prospective unlocking from updates to assumptions for experience and $21 million in retrospective unlocking.

Changes in VOBA (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              -------------------------
                                                                2007      2006     2005
                                                              -------   -------   -----
Balance at beginning-of-year                                  $ 3,032   $   742   $ 819
  Cumulative effect of adoption of SOP 05-1                       (35)       --      --
  Business acquired                                                14     2,478      --
  Deferrals                                                        46        96      --
  Amortization:
    Unlocking                                                      25         9     (11)
    Other amortization                                           (416)     (347)   (111)
  Accretion of interest                                           125       111      45
  Adjustment related to realized gains on
    available-for-sale securities and derivatives                  (6)       (9)     --
  Adjustment related to unrealized (gains) losses on
    available-for-sale securities and derivatives                  24       (48)     --
                                                              -------   -------   -----
      Balance at end-of-year                                  $ 2,809   $ 3,032   $ 742
                                                              =======   =======   =====

For the year ended December 31, 2007, the unlocking total includes $14 million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $13 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $5 million in prospective unlocking from updates to assumptions for experience and $4 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience and $(2) million in retrospective unlocking.

Estimated future amortization of VOBA (in millions), net of interest, as of December 31, 2007 was as follows:

2008                $  276
2009                   252
2010                   238
2011                   208
2012                   191
Thereafter           1,668
                     -----
  Total             $2,833
                    ======

Changes in DSI (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                     ---------------------
                                                      2007    2006    2005
                                                     -----   -----   -----
Balance at beginning-of-year                         $ 194   $ 129   $  85
  Cumulative effect of adoption of SOP 05-1             (3)     --      --
  Deferrals                                            117      86      60
  Amortization, net of interest:
    Unlocking                                            2       4       3
    Other amortization                                 (31)    (25)    (19)
                                                     -----   -----   -----
      Balance at end-of-year                         $ 279   $ 194   $ 129
                                                     =====   =====   =====

For the year ended December 31, 2007, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience, $(1) million in model refinements and $1 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $1 million in prospective unlocking from updates to assumptions for experience and $3 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience and $1 million in retrospective unlocking.

--------------------------------------------------------------------------------
8. REINSURANCE

Reinsurance transactions included in insurance premiums (in millions), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re Life & Health America, Inc. ("Swiss Re"), were as follows:

                                                                FOR THE YEARS
                                                              ENDED DECEMBER 31,
                                                          -------------------------
                                                            2007      2006     2005
                                                          -------   -------   -----
Reinsurance assumed                                       $    12   $     8   $   1
Reinsurance ceded                                          (1,063)   (1,021)   (767)
                                                          -------   -------   -----
  Net reinsurance premiums and fees                       $(1,051)  $(1,013)  $(766)
                                                          =======   =======   =====

Reinsurance recoveries netted against benefits            $ 1,249   $   904   $ 722
                                                          =======   =======   =====

We cede insurance to other companies. The portion of risks exceeding our retention limits is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2007, the reserves associated with these reinsurance arrangements totaled $1.3 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.0 billion at December 31, 2007. Swiss Re has funded a trust, with a balance of $1.8 billion as of December 31, 2007, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2007, included $1.9 billion and $200 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2007, 2006 and 2005 we amortized $55 million, $49 million and $49 million, after-tax, respectively, of deferred gain on the sale of the reinsurance operation.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2007, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoveries from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoveries in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million. The impact of the accounting for reserve adjustments related to this reinsurance treaty is excluded from our definition of income from operations.

--------------------------------------------------------------------------------
9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                   FOR THE YEAR ENDED DECEMBER 31, 2007
                                --------------------------------------------
                                BALANCE AT   PURCHASE     DIVIDEND   BALANCE
                                BEGINNING-  ACCOUNTING       OF      AT END-
                                 OF-YEAR    ADJUSTMENTS     FPP      OF-YEAR
                                ----------  -----------   --------   -------
Individual Markets:
  Life Insurance                $    2,181  $        20   $     (2)  $ 2,199
  Annuities                          1,032           14         --     1,046
Employer Markets:
  Retirement Products                   20           --         --        20
  Group Protection                     281           (7)        --       274
                                ----------  -----------   --------   -------
    Total goodwill              $    3,514  $        27   $     (2)  $ 3,539
                                ==========  ===========   ========   =======

                                    FOR THE YEAR ENDED DECEMBER 31, 2006
                                --------------------------------------------
                                BALANCE AT   PURCHASE    DIVIDEND    BALANCE
                                BEGINNING-  ACCOUNTING     OF        AT END-
                                 OF-YEAR    ADJUSTMENTS    FPP       OF-YEAR
                                ----------  -----------  --------    -------
Individual Markets:
  Life Insurance                $      855  $     1,326  $     --    $ 2,181
  Annuities                             44          988        --      1,032
Employer Markets:
  Retirement Products                   20           --        --         20
  Group Protection                      --          281        --        281
                                ----------  -----------  --------    -------
    Total goodwill              $      919  $     2,595  $     --    $ 3,514
                                ==========  ===========  ========    =======

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                   AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                              2007                    2006
                                                    ----------------------  ----------------------
                                                     GROSS                   GROSS
                                                    CARRYING   ACCUMULATED  CARRYING   ACCUMULATED
                                                     AMOUNT   AMORTIZATION   AMOUNT   AMORTIZATION
                                                    --------  ------------  --------  ------------
Individual Markets -- Life Insurance:
  Sales force                                       $    100  $          7  $    100  $          3

Employer Markets -- Retirement Products:
  Mutual fund contract rights(1)                           3            --        --            --
                                                    --------  ------------  --------  ------------
    Total                                           $    103  $          7  $    100  $          3
                                                    ========  ============  ========  ============

----------
(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2007 was as follows:

2008                                                                                  $ 4
2009                                                                                    4
2010                                                                                    4
2011                                                                                    4
2012                                                                                    4
Thereafter                                                                             73
                                                                                      ---
  Total                                                                               $93
                                                                                      ===

--------------------------------------------------------------------------------
10. SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB features. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Information in the event of death on the GMDB features outstanding (dollars in millions) was as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                           2007       2006
                                                         --------   --------
RETURN OF NET DEPOSIT
Separate account value                                   $ 44,833   $ 38,306
Net amount at risk(1)                                          93         65
Average attained age of contract holders                 55 years   54 years
MINIMUM RETURN
Separate account value                                   $    355   $    405
Net amount at risk(1)                                          25         34
Average attained age of contract holders                 68 years   67 years
Guaranteed minimum return                                      5%         5%
ANNIVERSARY CONTRACT VALUE
Separate account value                                   $ 25,537   $ 22,487
Net amount at risk(1)                                         359        193
Average attained age of contract holders                 64 years   64 years

----------
(1) Represents the amount of death benefit in excess of the current account balance at the balance sheet date.

The determination of GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GMDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                         2007          2006
                                                        -----         -----
Balance at beginning-of-year                            $  23         $  15
  Cumulative effect of adoption of SOP 05-1                (4)           --
  Changes in reserves                                      25            14
  Benefits paid                                            (6)           (6)
                                                        -----         -----
Balance at end-of-year                                  $  38         $  23
                                                        =====         =====

The changes to the benefit reserves amounts above are reflected in benefits on our Consolidated Statements of Income.

Also included in benefits are the results of the hedging program, which included losses of $2 million and $5 million for GMDB in 2007 and 2006, respectively. We utilize a delta hedging strategy for variable annuity products with a GMDB feature, which uses futures on U.S.-based equity market indices to hedge against movements in equity markets. The hedging strategy is designed so that changes in the value of the hedge contracts move in the opposite direction of equity market driven changes in the reserve for GMDB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective to offset changes in the reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                                     AS OF DECEMBER 31,
                                                                   ---------------------
                                                                     2007          2006
                                                                   -------       -------
ASSET TYPE
Domestic equity                                                    $44,982       $39,260
International equity                                                 8,076         5,905
Bonds                                                                8,034         6,399
Money market                                                         6,545         5,594
                                                                   -------       -------
  Total                                                            $67,637       $57,158
                                                                   =======       =======
Percent of total variable annuity separate account values               97%           87%



--------------------------------------------------------------------------------
11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                                            AS OF DECEMBER 31,
                                                          ---------------------
                                                            2007          2006
                                                          -------       -------
Account values and other contract holder funds            $56,668       $57,383
Deferred front-end loads                                      768           572
Contract holder dividends payable                             524           531
Premium deposit funds                                         113           130
Undistributed earnings on participating business               95           102
                                                          -------       -------
    Total other contract holder funds                     $58,168       $58,718
                                                          =======       =======

--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Short-term debt(1)                             $   18        $   21
Note due LNC, due September 2008                  155            --
                                               ------        ------
  Total short-term debt                        $  173        $   21
                                               ======        ======
Long-term debt:
  Note due LNC, due September 2008             $   --        $  139
  LIBOR + 1.00% note, due 2037                    375            --
  Surplus Notes due LNC:
    9.76% surplus note, due 2024                   50            50
    6.56% surplus note, due 2028                  500           500
    6.03% surplus note, due 2028                  750           750
                                               ------        ------
      Total surplus notes                       1,300         1,300
                                               ------        ------
        Total long-term debt                   $1,675        $1,439
                                               ======        ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. Also in 2006, the Board of Directors of LNC issued a Board Certificate guaranteeing that the consolidated subsidiary of LNL will maintain capital and surplus sufficient to meet the statutory surplus requirements of the insurance regulatory authority for the consolidated subsidiary of LNL and provide funds in cash to the consolidated subsidiary of LNL to ensure the timely payment of its obligations. Pursuant to that Board Certificate, as of December 31, 2007, $155 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037 and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulation Authority. We are in the process of responding to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES
We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of 5 years each in accordance with the lease agreement.

Total rental expense on operating leases for the years ended December 31, 2007, 2006 and 2005 was $56 million, $47 million and $55 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2007 were as follows:

2008                                                                                    $ 47
2009                                                                                      32
2010                                                                                      21
2011                                                                                      16
2012                                                                                      12
Thereafter                                                                                33
----                                                                                    ----
  Total                                                                                 $161
                                                                                        ====

INFORMATION TECHNOLOGY COMMITMENT
In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through Febru-ary 2010. Annual costs are dependent on usage but are expected to be approximately $8 million.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2007, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets - Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 46%, 48% and 48% of Individual Markets - Annuities variable annuity product deposits in December 31, 2007, 2006 and 2005, respectively, and represented approximately 66%, 67% and 67% of our total Individual Markets - Annuities variable annuity product account values as of December 31, 2007, 2006 and 2005 respectively. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets -Annuities segment include American Fund Insurance Series(SM)("AFIS") funds. For the Individual Markets - Annuities segment, AFIS funds accounted for 55%, 58% and 57% of variable annuity product deposits in 2007, 2006 and 2005 respectively and represented 75% of the segment's total variable annuity product account values as of December 31, 2007, 2006 and 2005.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES
We have guarantees with off-balance-sheet risks having contractual values of $2 million and $3 million as of December 31, 2007 and 2006, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

--------------------------------------------------------------------------------
14. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                                       FOR THE YEARS ENDED
                                                                                                           DECEMBER 31,
                                                                                                      ---------------------

                                                                                                      2007    2006    2005
                                                                                                      -----   -----   -----
UNREALIZED GAINS ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                                                                          $ 421   $ 452   $ 781
Other comprehensive income (loss):
  Unrealized holding losses arising during the year                                                    (871)    (96)   (805)
  Change in DAC, VOBA and other contract holder funds                                                   177      29     269
  Income tax benefit                                                                                    243      23     188
  Change in foreign currency exchange rate adjustment                                                    18       5       5
  Less:
    Reclassification adjustment for gains (losses) included in net income                              (164)     24      32
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           29     (37)    (53)
    Income tax benefit                                                                                   47       5       7
                                                                                                      -----   -----   -----
        Balance at end-of-year                                                                        $  76   $ 421   $ 452
                                                                                                      =====   =====   =====

                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                      -------------------
                                                                                                      2007    2006   2005
                                                                                                      ----    ----   ----
UNREALIZED GAINS (LOSSES) ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                                                          $ (9)   $  7   $ 14
Other comprehensive income (loss):
  Unrealized holding gains (losses) arising during the year                                             14     (22)     5
  Change in DAC, VOBA and other contract holder funds                                                   (6)      1     (7)
  Income tax benefit                                                                                    11       2     (6)
  Change in foreign currency exchange rate adjustment                                                  (30)      4     --
  Less:
    Reclassification adjustment for (gains) losses included in net income                               (2)      2     (2)
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           1      --      1
    Income tax expense                                                                                  --      (1)    --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $(19)   $ (9)  $  7
                                                                                                      ====    ====   ====

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                                                          $ --    $ (6)  $(13)
Other comprehensive income (loss):
  Adjustment arising during the year                                                                    --       6      7
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ --    $ --   $ (6)
                                                                                                      ====    ====   ====

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                                                          $  4    $ --   $ --
Other comprehensive income (loss):
  Adjustment arising during the year                                                                   (13)     --     --
  Income tax benefit                                                                                     5      --     --
  Adjustment for adoption of SFAS 158, net of tax                                                       --       4     --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ (4)   $  4   $ --
                                                                                                      ====    ====   ====

--------------------------------------------------------------------------------
15. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                   ---------------------------
                                                                     2007      2006      2005
                                                                   -------   -------   -------
Commissions                                                        $ 2,051   $ 1,527   $   899
General and administrative expenses                                  1,234     1,093       965
DAC and VOBA deferrals and interest, net of amortization            (1,101)     (722)     (430)
Other intangibles amortization                                           4         3        --
Taxes, licenses and fees                                               192       158        81
Merger-related expenses                                                 92        27        29
                                                                   -------   -------   -------
    Total                                                          $ 2,472   $ 2,086   $ 1,544
                                                                   =======   =======   =======

All restructuring charges are included in underwriting, acquisition, insurance and other expenses primarily within Other Operations on our Consolidated Statements of Income in the year incurred and are reflected within merger-related expenses in the table above.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

Details underlying reserves for restructuring charges (in millions) were as follows:

                                                                                            TOTAL
                                                                                            -----
Restructuring reserve at December 31, 2006                                                  $   7
Amounts incurred in 2007
  Employee severance and termination benefits                                                   6
  Other                                                                                        14
                                                                                            -----
    Total 2007 restructuring charges                                                           20
Amounts expended in 2007                                                                      (25)
      Restructuring reserve at December 31, 2007                                            $   2
Additional amounts expended in 2007 that do not qualify as restructuring charges            $  72
Total expected costs                                                                          180
Expected completion date: 4th Quarter 2009

The total expected costs include both restructuring charges and additional expenses that do not qualify as restructuring charges that are associated with the integration activities. In addition, involuntary employee termination benefits were recorded in goodwill as part of the purchase price allocation, see
Note 3. Merger integration costs relating to employee severance and termination benefits of $13 million were included in other liabilities in the purchase price allocation. In the first quarter of 2007, an additional $9 million was recorded to goodwill and other liabilities as part of the final adjustment to the purchase price allocation related to employee severance and termination benefits.

--------------------------------------------------------------------------------
16. EMPLOYEE BENEFIT PLANS

Our employees, other than our U.S. insurance agents, are included in LNC's various benefit plans that provide for pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans. Our U.S. insurance agents are included in various plans sponsored by either LNL or LNC, including pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees, including those of LNL, and prior to January 1, 1995, most full-time agents, including those of LNL. All benefits accruing under the defined benefit plan for agents were frozen as of December 31, 1994. On May 1, 2007, LNC announced plans to change the retirement benefits provided to employees, including those of LNL, including the "freeze" or cessation of benefit accruals under LNC's primary traditional defined benefit pension plans. The freeze became effective December 31, 2007. This prospective change in benefits will not impact any of the pension retirement benefits that were accrued up through December 31, 2007.

Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits, which were frozen effective December 31, 2007, calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive their frozen benefit under the cash balance formula. Benefits under the cash balance formula will continue to accrue interest credits. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus.

As a result of the merger with Jefferson-Pilot, LNC maintains funded defined benefit pension plans for the former U.S. employees and agents of Jefferson-Pilot. Eligible retiring employees receive benefits based on years of service and final average earnings. The plans were funded through group annuity contracts with LNL. The assets of the plans were those of the related contracts, and were primarily held our separate accounts. During the fourth quarter of 2007, the group annuity contracts were liquidated. The assets were moved to a tax-exempt trust and are invested as described in the Plan Assets section below.

The plans are funded by contributions to tax-exempt trusts. Our funding policy is consistent with the funding requirements of Federal law and regulations. Contributions were intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

During 2006 and 2007, LNC sponsored three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents, including those of
LNL: the Salary Continuation Plan for Executives of Lincoln National Corporation and Affiliates (the "ESC"), the Jefferson-Pilot Executive Special Supplemental Benefit Plan (the "ESSB") and supplemental retirement plans, a salary continuation plan and supplemental executive retirement plans. As a result of the merger with Jefferson-Pilot, LNC also sponsored an unfunded, nonqualified supplemental retirement plan for certain former employees of Jefferson-Pilot. The supplemental retirement plans provided defined benefit pension benefits in excess of limits imposed by Federal tax law.

The ESC and ESSB were terminated effective December 31, 2007. The accrued benefits under the ESC and the ESSB on that date were converted to actuarial equivalent lump sum amounts and credited to special opening accounts (the "ESC Opening Balance Account" and the "ESSB Opening Balance Account") in the Lincoln National Corporation Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP"), which was formerly known as The Lincoln National Corporation Executive Deferred Compensation Plan for Employees. In both cases, the accrued benefits were calculated as if our executives had received a distribution at age 62, reduced under the relevant age 62 early retirement reduction factors provided under each plan (as if the executive had remained employed until age
62).

The supplemental executive retirement plan provided defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan and a second supplemental executive retirement plan was established for this same group of executives. The benefits payable to the executives under this plan will not be less than they would have been under the pre-acquisition plan. The benefit is based on an average compensation figure that is not less than the minimum three-year average compensation figure in effect for these executives as of December 31, 1999. Any benefits payable from this plan are reduced by benefits payable from our employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for LNC for 10 years and attained age 55 (age 60 for agents), including those of LNL. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was amended to provide that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attained the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was amended to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretire-ment plan was amended to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees attaining age 55 and having 10 years of service by December 31, 2007 who retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations subsequent to the adoption of SFAS 158 was as follows:

                                                                     AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                                                 -------------------------------------------------
                                                                  2007          2006    2007                  2006
                                                                 -----         -----    ----                  ----
                                                                                                   OTHER
                                                                   PENSION BENEFITS       POSTRETIREMENT BENEFITS
                                                                 -------------------    --------------------------
CHANGE IN PLAN ASSETS
Fair value at beginning-of-year                                  $ 141         $  93    $ --                  $ --
Actual return on plan assets                                         8            15      --                    --
Company contributions                                               (1)           --       2                     2
Benefits paid                                                       (8)           (7)     (2)                   (2)
Purchase accounting adjustments                                     --            40      --                    --
                                                                 -----         -----    ----                  ----
  Fair value at end-of-year                                        140           141      --                    --
                                                                 -----         -----    ----                  ----
CHANGE IN BENEFIT OBLIGATION
Balance at beginning-of-year                                       117            92      19                    22
Interest cost                                                        7             6       1                     1
Plan participants' contributions                                    --            --       1                     1
Actuarial gains                                                     --            (3)     (4)                   (3)
Benefits paid                                                       (8)           (7)     (3)                   (2)
Purchase accounting adjustments                                     --            29      --                    --
                                                                 -----         -----    ----                  ----
  Balance at end-of-year                                           116           117      14                    19
                                                                 -----         -----    ----                  ----
    Funded status of the plans                                   $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                                     $  25         $  25    $ --                  $ --
Other liabilities                                                   (1)           (1)    (14)                  (19)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                                  $   8         $  (2)   $ (4)                 $ (2)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $   8         $  (2)   $ (4)                 $ (2)
                                                                 =====         =====    ====                  ====
WEIGHTED-AVERAGE ASSUMPTIONS
Weighted-average discount rate                                    6.00%         5.75%   6.00%                 5.75%
Expected return on plan assets                                    8.00%         8.00%   0.00%                 0.00%

RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                          4.00%         4.00%   4.00%                 4.00%

We use December 31 as the measurement date for the pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. LNC reevaluates this assumption at an interim date each plan year. For 2008, the expected return on plan assets for the pension plan will be 8%. The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12% for 2007. It further assumes the rate will gradually decrease to 5% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have an immaterial effect on accumulated postretirement benefit obligations and total service and interest cost components.

Information for our pension plans with accumulated benefit obligations in excess of plan assets (in millions) was as follows:

                                                                                AS OF DECEMBER 31,
                                                                                ------------------
                                                                                2007          2006
                                                                                ----          ----
Accumulated benefit obligation                                                  $ 1           $ 1
Projected benefit obligation                                                      1             1
Fair value of plan assets(1)                                                     --            --

----------
(1)  The plan is unfunded.

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                               ----------------------------------------------------
                                                 PENSION BENEFITS     OTHER POSTRETIREMENT BENEFITS
                                               ---------------------  ------------------------------
                                               2007     2006    2005  2007        2006          2005
                                               ----     ----    ----  ----        ----          ----
Interest cost                                  $  7     $ 6     $ 5   $ 1         $  1          $  1
Expected return on plan assets                  (11)     (9)     (6)   --           --            --
Recognized net actuarial (gain) loss             --       1       1    (1)          --            --
                                               ----     ----    ----  ----        ----          ----
  Net periodic benefit expense (recovery)      $ (4)    $(2)    $ --  $ --        $  1          $  1
                                               ====     ===     ====  ====        ====          ====

LNC maintains a defined contribution plan for its U.S. financial planners and advisors ("agents"), including those of LNL. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNC assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees.

Contributions to this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNC agents. The combined expenses for these plans were $4 million for the year ended December 31, 2007 and $3 million for the years ended December 31, 2006 and 2005. These expenses reflect both the contribution as well as changes in the measurement of the liabilities under these plans.

PLAN ASSETS

Our pension plan asset allocations by asset category (in millions) based on estimated fair values were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                        2007         2006
                                        ----         ----
Equity securities                        52%          66%
Fixed income securities                  48%          32%
Cash and cash equivalents                 0%           2%
                                        ----         ----
  Total plan asset allocations          100%         100%
                                        ====         ====

The primary investment objective of our defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made using the following asset classes: domestic and international equity, fixed income securities, real estate and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria will be subject to additional due diligence review, corrective action or possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                            WEIGHTING RANGE
                                            ---------------
                                            TARGET    RANGE
                                            ------    -----
Domestic large cap equity                    35%     30%-40%
International equity                         15%     10%-20%
Fixed income                                 50%     45%-55%
Cash equivalents                              0%      0%-5%

Within the broad ranges provided above, we currently target asset weightings as follows: domestic equity allocations (35%) are split into large cap growth (15%), large cap value (15%) and small cap (5%). Fixed income allocations are weighted between core fixed income and long term bonds to track changes in the plan's liability duration. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices:
Russell 1000, Europe, Australia and Far East, Lehman Aggregate and Citi-group 90-day T-Bill. LNC reviews this investment policy on an annual basis.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the plan target allocations. LNC reevaluates this assumption at an interim date each plan year.

Prior to 2007, our plan assets were principally managed by LNC's Investment Management segment. During 2007, the management of the equity portion of the plan assets was transferred to third-party managers. LNC's Investment Management segment continues to manage the plan's fixed income securities, which comprise approximately 50% of plan assets.

PLAN CASH FLOWS

LNC does not expect to contribute to the qualified defined benefit pension plans in 2008. LNC expects to fund approximately the following amounts (in millions) for benefit payments for LNC's unfunded non-qualified defined benefit plan and postretirement benefit plan:

                              PENSION PLANS                         POSTRETIREMENT PLANS
                    -------------------------------            ------------------------------
                      NON-
                    QUALIFIED                                                         NOT
                     DEFINED             REFLECTING                                REFLECTING
                     BENEFIT              MEDICARE             MEDICARE             MEDICARE
                     PENSION               PART D               PART D               PART D
                      PLANS               SUBSIDY              SUBSIDY              SUBSIDY
                    ---------            ----------            --------            ----------
2008                  $ --                  $1                  $(1)                  $2
2009                    --                   1                   (1)                   2
2010                    --                   1                   (1)                   2
2011                    --                   1                   (1)                   2
2012                    --                   1                   (1)                   2
Thereafter              --                   6                   (1)                   7

401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC also sponsors contributory defined contribution plans for eligible U.S. employees and agents, including those of LNL. These plans include 401(k) plans and defined contribution money purchase plans for eligible agents of the former Jefferson-Pilot. LNC's contribution to both the employees' and agents' 401(k) plans, excluding the former Jefferson-Pilot agents, is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of eligible compensation, and is invested as directed by the participant. As of April 3, 2006, LNC's contributions to the employees' 401(k) plan on behalf of the former Jefferson-Pilot employees were the same as the contribution provided to eligible Lincoln participants. LNC's contributions to the agents' 401(k) Plan on behalf of the former Jefferson-Pilot agents is equal to 10% of each participant's pre-tax contributions, not to exceed 6% of eligible compensation. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors.

On May 1, 2007, simultaneous with LNC's announcement of the freeze of the primary defined benefit pension plans, LNC announced a number of enhancements to their employees' 401(k) plan effective January 1, 2008. For all participants, including those of LNL, a number of new features will apply: 1) an increase in the basic employer match from $0.50 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation, to $1.00 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation (the 50% match will become a 100% match); 2) a guaranteed "core" employer contribution of 4% of eligible compensation per pay period which will be made regardless of whether the eligible employee elects to defer salary into the Plan; and 3) certain eligible employees will also qualify for a "transition" employer contribution between 0.2% and 8.0% of eligible compensation per pay. Eligibility to receive the additional transition employer contributions will be based on a combination of age and years of service, with a minimum 10-year service requirement for legacy LNC employees and a minimum 5-year service requirement for former Jefferson-Pilot employees. Eligibility for transition employer contributions will be determined based on age and service on December 31, 2007 (i.e., participants will not "grow" into transition credits thereafter). Transition employer contributions will cease on December 31, 2017. The discretionary employer match feature will be eliminated effective January 1, 2008.

The Jefferson-Pilot Life Insurance Company Agents' Retirement Plan is a money purchase plan for eligible agents that provides for an employer contribution equal to 5% of a participant's eligible compensation.

Expense for the 401(k) and profit sharing plans was $31 million, $22 million and $25 million for the years ended December 31, 2007, 2006 and 2005, respectively.

DEFERRED COMPENSATION PLANS
LNC sponsors the DC SERP for certain U.S. employees, including those of LNL, and deferred compensation plans for certain agents, including those of LNL. Plan participants may elect to defer payment of a portion of their compensation as defined by the plans. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals when participants exceed applicable limits of the Internal Revenue Code. The amount of LNC's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans was $11 million, $17 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively. These expenses reflect both our employer matching contributions of $1 million, $4 million and $3 million, respectively, as well as increases in the measurement of our liabilities net of the total return swap, described in Note 5, under these plans of $10 million, $13 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The terms of the deferred compensation plans provide that plan participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plans.

LNC also sponsors a deferred compensation plan for certain eligible agents, including those of LNL. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant.

As a result of the merger with Jefferson-Pilot, LNC also sponsors a deferred compensation plan for former agents of Jefferson-Pilot. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plan. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC does not make matching contributions to this plan, and LNC stock is not an investment option of the plan.

LNC also sponsors a deferred compensation plan for certain former agents of Jefferson-Pilot that participate in the Jefferson-Pilot Life Insurance Company Agents' Retirement Plan. The Plan provides for company contributions equal to 5% of eligible compensation for earnings in excess of the limits imposed by the Federal government.

The total liabilities associated with the employee and agent plans were $137 million and $158 million as of December 31, 2007 and 2006, respectively.

--------------------------------------------------------------------------------
17. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                          -------------------
                                                           2007  2006   2005
                                                           ----  ----   ----
Stock options                                              $ 10  $  3   $ --
Shares                                                        3    19     14
Cash awards                                                  --     1      1
SARs                                                          5    (1)     2
Restricted stock                                              6     1      1
                                                           ----  ----   ----
  Total stock-based incentive compensation expense         $ 24  $ 23   $ 18
                                                           ====  ====   ====
Recognized tax benefit                                     $  8  $  8   $  6

--------------------------------------------------------------------------------
18. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements on the basis of SAP prescribed or permitted by the insurance departments of LNL and LLANY's states of domicile. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. SAP differs from GAAP primarily due to charging policy acquisition costs to expense as incurred instead of deferring them to the extent recoverable and amortizing them as described in Note 1 above, establishing future contract benefit liabilities using different actuarial assumptions and valuing investments on a different basis. Statutory net income was $971 million, $299 million and $544 million for the years ended December 31, 2007, 2006 and 2005. The increase in statutory net income from 2006 to 2007 was driven primarily by two factors. The first factor was the release of statutory reserves as a result of the merger of JPL and JPFIC into LNL as described in
Note 1. The second factor was an internal transfer of ownership of FPP from LNL to our parent company, LNC, as referenced in Note 1. As a result of this transfer, we recognized a realized gain for the cumulative unrealized gain of our investment in FPP as the date of the transfer. Statutory capital and surplus was $5.1 billion and $3.0 billion as of December 31, 2007 and 2006, respectively.

LNL is domiciled in Indiana. The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. We calculate reserves on universal life policies based on the Indiana universal life method, which caused statutory surplus to be higher than NAIC statutory surplus by $246 million and $227 million as of December 31, 2007 and 2006, respectively. We are also permitted by Indiana to use a more conservative valuation interest rate on certain annuities, which caused statutory surplus to be lower than NAIC statutory surplus by $14 million as of December 31, 2007 and 2006. A new statutory reserving standard, Actuarial Guideline VACARVM, is being developed by the NAIC with an expected effective date of December 31, 2008. This standard could lead to higher benefit reserves, lower risk-based capital ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Generally, these restrictions pose no short-term liquidity concerns for the holding company. For example, under Indiana laws and regulations, we may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, exceed the statutory limitation.

The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner; or (ii) the insurer's statutory net gain from operations for the previous twelve months. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $144 million, $568 million and $200 million to LNC during the years ended December 31, 2007, 2006 and 2005, respectively, which did not require prior approval of the Commissioner. In addition, we paid cash dividends of $626 million and a non-cash dividend of $292 million (attributable to the FPP dividend) in 2007 after approval was received from the Commissioner. Based upon anticipated ongoing positive statutory earnings and favorable credit markets, LNL expects that we could pay dividends of approximately $895 million in 2008 without prior approval from the Commissioner.

--------------------------------------------------------------------------------
19. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES

Fair values for fixed maturity securities are based upon quoted market prices, where available. The fair value of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. For securities that are not actively traded and are not private placements, fair values are estimated using values obtained from independent pricing services.

The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

DERIVATIVE INSTRUMENTS

We employ several different methods for determining the fair value of our derivative instruments. Fair values for derivative contracts are based on current settlement values. These values are based on: 1) quoted market prices;
2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Consolidated Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Consolidated Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair values for the investment contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of other contract holder funds that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts.

SHORT-TERM AND LONG-TERM DEBT

Fair values for our senior notes and capital securities are based on quoted market prices or estimated using discounted cash flow analysis based on our incremental borrowing rate at the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. Fair values for junior subordinated debentures issued to affiliated trusts are based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), limited partnerships, mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying Consolidated Balance Sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS

We report assets held in separate accounts at fair value. The related liabilities are reported at an amount equivalent to the separate account assets.

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                   AS OF DECEMBER 31,
                                                                        -----------------------------------------
                                                                                2007                 2006
                                                                        ------------------    -------------------
                                                                        CARRYING     FAIR     CARRYING     FAIR
                                                                          VALUE      VALUE      VALUE      VALUE
                                                                        --------   --------   --------   --------
ASSETS
Available-for-sale securities:
  Fixed maturities                                                      $ 53,405   $ 53,405   $ 54,697   $ 54,697
  Equity                                                                     134        134        218        218
Trading securities                                                         2,533      2,533      2,820      2,820
Mortgage loans on real estate                                              7,117      7,291      7,344      7,530
Derivative instruments                                                       172        172        245        245
Other investments                                                            986        986        783        783
Cash and invested cash                                                     1,395      1,395      1,762      1,762
LIABILITIES
Other contract holder funds:
  Account value of certain investment contracts                          (21,173)   (20,515)   (28,628)   (28,605)
  Remaining guaranteed interest and similar contracts                       (619)      (619)      (668)      (668)
  Embedded derivative instruments -- living benefits (liabilities)
    contra liabilities                                                      (229)      (229)        52         52
Reinsurance related derivative liability                                    (211)      (211)      (218)      (218)
Short-term debt                                                             (173)      (173)       (21)       (21)
Long-term debt                                                            (1,675)    (1,569)    (1,439)    (1,394)
OFF-BALANCE-SHEET
Guarantees                                                                    --         (2)        --         (3)
Investment commitments                                                        --         --         --     (1,308)

--------------------------------------------------------------------------------
20. SEGMENT INFORMATION

We provide products and services in two operating businesses, Individual Markets and Employer Markets, and report results through four business segments. We also have Other Operations which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the current manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

INDIVIDUAL MARKETS

The Individual Markets business provides its products through two segments:
Annuities and Life Insurance. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Annuities segment also offers broker-dealer services. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a universal life insurance policy linked with riders that provide for long-term care costs) and both single and survivorship versions of universal life and variable universal life.

EMPLOYER MARKETS

The Employer Markets business provides its products through two segments:
Retirement Products and Group Protection. The Retirement Products segment includes two major lines of business: Defined Contribution and Executive Benefits. The Defined Contribution business provides employer-sponsored fixed and variable annuities and mutual fund-based programs in the 401(k), 403(b) and 457 plan marketplaces through a wide range of intermediaries including advisors, consultants, brokers, banks, wirehouses, third-party administrators and individual planners. The Executive Benefits business offers corporate-owned universal and variable universal life insurance and bank-owned universal and variable universal life insurance to small to mid-sized banks and mid to large-sized corporations, mostly through executive benefit brokers. The Group Protection segment offers group term life, disability and dental insurance to employers.

OTHER OPERATIONS

Other Operations includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses), along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re. Other Operations also includes the eliminations of intercompany transactions.

Segment operating revenues and income (loss) from operations are internal measures used by our management to evaluate and assess the results of our segments. Operating revenues are GAAP revenues excluding net realized gains and losses and the amortization of deferred gain arising from reserve development on business sold through reinsurance. Income (loss) from operations is GAAP net income excluding net realized investment gains and losses, losses on early retirement of debt and reserve development net of related amortization on business sold through reinsurance. Our management and Board of Directors believe that operating revenues and income (loss) from operations explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current businesses because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
REVENUES
Operating revenues:
  Individual Markets:
    Annuities                                       $ 2,237   $ 1,914   $ 1,309
    Life Insurance                                    3,696     3,178     1,840
                                                    -------   -------   -------
      Total Individual Markets                        5,933     5,092     3,149
                                                    -------   -------   -------
  Employer Markets:
    Retirement Products                               1,423     1,356     1,168
    Group Protection                                  1,500     1,032        --
                                                    -------   -------   -------
      Total Employer Markets                          2,923     2,388     1,168
                                                    -------   -------   -------
  Other Operations                                      285       310       309
Realized loss(1)                                       (112)       (2)      (16)
Amortization of deferred gain on indemnity
  reinsurance related to reserve developments             9         1         1
                                                    -------   -------   -------
      Total revenues                                $ 9,038   $ 7,789   $ 4,611
                                                    =======   =======   =======

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
                                                                  2007      2006     2005
                                                                -------   -------   -----
NET INCOME
Operating income:
  Individual Markets:
    Annuities                                                   $   401   $   323   $ 197
    Life Insurance                                                  623       470     238
                                                                -------   -------   -----
      Total Individual Markets                                    1,024       793     435
                                                                -------   -------   -----
Employer Markets:
  Retirement Products                                               225       249     206
  Group Protection                                                  114        99      --
                                                                -------   -------   -----
      Total Employer Markets                                        339       348     206
                                                                -------   -------   -----
  Other Operations                                                  (45)       20      12
Realized loss(1)                                                    (72)       (1)    (10)
Reserve development, net of related amortization on
  business sold through indemnity reinsurance                        (7)        1       1
                                                                -------   -------   -----
    Net income                                                  $ 1,239   $ 1,161   $ 644
                                                                =======   =======   =====

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                      2007    2006     2005
                                                     ------  ------  ------
NET INVESTMENT INCOME
Individual Markets:
  Annuities                                          $1,028  $1,033  $  608
  Life Insurance                                      1,762   1,502     907
                                                     ------  ------  ------
    Total Individual Markets                          2,790   2,535   1,515
                                                     ------  ------  ------
Employer Markets:
  Retirement Products                                 1,100   1,054     892
  Group Protection                                      115      80      --
                                                     ------  ------  ------
    Total Employer Markets                            1,215   1,134     892
                                                     ------  ------  ------
Other Operations                                        183     200     185
                                                     ------  ------  ------
      Total net investment income                    $4,188  $3,869  $2,592
                                                     ======  ======  ======

                                                                            FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                            -------------------
                                                                             2007  2006  2005
                                                                             ----  ----  -----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Individual Markets:
  Annuities                                                                  $337  $316  $ 183
  Life Insurance                                                              467   436    259
                                                                             ----  ----  -----
    Total Individual Markets                                                  804   752    442
                                                                             ----  ----  -----
Employer Markets:
  Retirement Products                                                         112    84     63
  Group Protection                                                             31    16     --
                                                                             ----  ----  -----
    Total Employer Markets                                                    143   100     63
                                                                             ----  ----  -----
Other Operations                                                               --     1     (1)
                                                                             ----  ----  -----
      Total amortization of DAC and VOBA                                     $947  $853  $ 504
                                                                             ====  ====  =====

                                                                      FOR THE YEARS ENDED
                                                                          DECEMBER 31,
                                                                      -------------------
                                                                       2007   2006   2005
                                                                      -----   ----  -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Individual Markets:
  Annuities                                                           $ 114   $ 46  $  40
  Life Insurance                                                        317    235    115
                                                                      -----   ----  -----
    Total Individual Markets                                            431    281    155
                                                                      -----   ----  -----
Employer Markets:
  Retirement Products                                                    90     97     80
  Group Protection                                                       61     53     --
                                                                      -----   ----  -----
     Total Employer Markets                                             151    150     80
                                                                      -----   ----  -----
Other Operations                                                        (35)    29     (6)
Realized loss                                                           (39)    --     (6)
Loss on early retirement of debt                                         --     --     --
Amortization of deferred gain on idemnity reinsurance
  related to reserve developments                                        (4)    --     --
                                                                      -----   ----  -----
      Total income tax expense                                        $ 504   $460   $223
                                                                      =====   ====   ====

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2007      2006
                                     --------  --------
ASSETS
Individual Markets:
  Annuities                          $ 81,112  $ 70,736
  Life Insurance                       40,780    42,177
                                     --------  --------
    Total Individual Markets          121,892   112,913
                                     --------  --------
Employer Markets:
  Retirement Products                  38,271    37,274
  Group Protection                      1,471     1,849
                                     --------  --------
    Total Employer Markets             39,742    39,123
                                     --------  --------
Other Operations                       12,692    12,780
                                     --------  --------
    Total assets                     $174,326  $164,816
                                     ========  ========

--------------------------------------------------------------------------------
21. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2007 and 2006 include our participation in a cash management agreement with LNC of $420 million and $389 million, respectively. Related investment income was $30 million, $14 million and $6 million in 2007, 2006 and 2005, respectively. Short-term debt represents notes payable to LNC of $18 million and $21 million at December 31, 2007 and 2006, respectively. Total interest expense for this short-term debt was $1 million, $2 million and $1 million for the years ended December 31, 2007, 2006 and 2005, respectively. As shown in Note 12, LNC supplied funding to us totaling $1.7 billion in 2007 and $1.4 billion in 2006, in exchange for notes. The interest expense on these notes was $96 million, $84 million and $78 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales. This resulted in net payments of $99 million, $59 million and $122 million for the years ended December 31, 2007, 2006 and 2005, respectively, which is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. Our related accounts payable to affiliates, which is included in other assets on our Consolidated Balance Sheets, was $10 million and $8 million as of December 31, 2007 and 2006, respectively.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, related to the wholesaling of DMH's investment products. As a result, we received fees of $62 million, $36 million and $41 million from DMH for transfer pricing in 2007, 2006, and 2005.

DMH is responsible for the management of our general account investments. We paid fees of $38 million, $57 million and $72 million for the years ended December 31, 2007, 2006 and 2005, respectively, to DMH for investment management services. These fees are reflected in net investment income on our Consolidated Statements of Income.

We cede and accept reinsurance from affiliated companies. As discussed in Note 8, we cede certain Guaranteed Benefit risks (including certain GMDB and GMWB benefits) to Lincoln National Reinsurance Company (Barbados) Ltd. ("LNR Barbados"). We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. The caption insurance premiums, on the accompanying Consolidated Statements of Income, was reduced for premiums paid on these contracts for the years ended December 31, 2007, 2006 and 2005 by $308 million, $234 million and $219 million, respectively. Future contract benefits on the accompanying Consolidated Balance Sheets have been reduced by $1.3 billion and $1.1 billion as of December 31, 2007 and 2006, respectively.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.4 billion and $1.1 billion at December 31, 2007 and 2006, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

22. Supplemental Disclosures of Cash Flow Information

The following summarizes our supplemental cash flow data (in millions):

                                                                         FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                      -------------------------
                                                                        2007      2006     2005
                                                                      -------   --------   ----
Interest paid                                                         $   104   $     85   $59
Income taxes paid                                                         194        310    75
Significant non-cash investing and financing transactions:
  Business combinations:
    Fair value of assets acquired (includes cash and
      invested cash)                                                  $    41   $ 37,356   $--
    Fair value of liabilities assumed                                     (50)   (30,424)   --
                                                                      -------   --------   ----
      Total purchase price                                            $    (9)  $  6,932   $--
                                                                      =======   ========   ====

  Dividend of FPP:
    Carrying value of assets (includes cash and invested cash)        $ 2,772   $     --   $--
    Carrying value of liabilities                                      (2,280)        --    --
                                                                      -------   --------   ----
       Total dividend of FPP                                          $   492   $     --   $--
                                                                      =======   ========   ====

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and its subsidiaries at December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2007 the Company changed its method of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts as well as its method of accounting for uncertainty in income taxes. Also, as discussed in Note 2 of the consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 28, 2008

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                                                                       MORTALITY &
                                                                                                         EXPENSE
                                                             CONTRACT                    CONTRACT       GUARANTEE
                                                            PURCHASES                   REDEMPTIONS      CHARGES
                                                             DUE FROM                     DUE TO       PAYABLE TO
                                                           THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                          NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                            INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                   INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                $21,597,771     $     --     $21,597,771       $189          $1,414     $21,596,168
AIM V.I. Core Equity                          24,062,382        6,397      24,068,779         --           1,570      24,067,209
AIM V.I. Diversified Income                      707,566           --         707,566         70              46         707,450
AIM V.I. International Growth                 10,773,878       18,824      10,792,702         --             702      10,792,000
ABVPSF Global Technology Class A               2,508,849       13,803       2,522,652         --             149       2,522,503
ABVPSF Growth and Income Class A              16,978,108        2,395      16,980,503         --           1,018      16,979,485
ABVPSF International Value Class A             4,799,910       50,146       4,850,056         --             238       4,849,818
ABVPSF Large Cap Growth Class A                2,556,462       10,120       2,566,582         --             162       2,566,420
ABVPSF Small/Mid Cap Value Class A            12,052,137        5,165      12,057,302         --             695      12,056,607
American Century VP Inflation Protection       7,334,038        8,328       7,342,366         --             394       7,341,972
American Funds Global Growth Class 2          12,370,685      100,801      12,471,486         --             672      12,470,814
American Funds Global Small
   Capitalization Class 2                     31,822,982       17,870      31,840,852         --           1,911      31,838,941
American Funds Growth Class 2                118,884,767      793,808     119,678,575         --           7,177     119,671,398
American Funds Growth-Income Class 2          90,436,412      671,155      91,107,567         --           5,456      91,102,111
American Funds International Class 2          57,612,545       97,936      57,710,481         --           3,401      57,707,080
Delaware VIPT Capital Reserves                   224,489          313         224,802         --              13         224,789
Delaware VIPT Diversified Income              12,257,630      101,096      12,358,726         --             647      12,358,079
Delaware VIPT Emerging Markets                27,841,170       70,093      27,911,263         --           1,645      27,909,618
Delaware VIPT High Yield                      14,403,694       10,370      14,414,064         --             853      14,413,211
Delaware VIPT REIT                            23,544,919       13,177      23,558,096         --           1,375      23,556,721
Delaware VIPT Small Cap Value                 39,555,289       29,052      39,584,341         --           2,433      39,581,908
Delaware VIPT Trend                           22,378,052        3,901      22,381,953         --           1,414      22,380,539
Delaware VIPT U.S. Growth                        945,772            4         945,776         --              57         945,719
Delaware VIPT Value                           15,104,162       18,067      15,122,229         --             895      15,121,334
DWS VIP Equity 500 Index                      60,633,798        6,231      60,640,029         --           3,782      60,636,247
DWS VIP Small Cap Index                       13,620,871        1,654      13,622,525         --             828      13,621,697
Fidelity VIP Asset Manager                       869,705           --         869,705        428              57         869,220
Fidelity VIP Contrafund Service Class         61,582,014       84,805      61,666,819         --           3,636      61,663,183
Fidelity VIP Equity-Income                     4,826,014           --       4,826,014      3,560             318       4,822,136
Fidelity VIP Equity-Income Service Class       7,684,363       17,583       7,701,946         --             479       7,701,467
Fidelity VIP Growth Service Class             10,001,760           --      10,001,760      3,943             627       9,997,190
Fidelity VIP Growth Opportunities
   Service Class                               4,453,331           --       4,453,331        194             288       4,452,849
Fidelity VIP High Income Service Class         1,626,625        1,897       1,628,522         --             108       1,628,414
Fidelity VIP Investment Grade Bond             2,533,413           --       2,533,413        494             166       2,532,753
Fidelity VIP Mid Cap Service Class             7,500,757       34,891       7,535,648         --             380       7,535,268
Fidelity VIP Overseas Service Class            6,797,354        6,887       6,804,241         --             392       6,803,849
FTVIPT Franklin Income Securities              3,605,027        7,086       3,612,113         --             179       3,611,934
FTVIPT Franklin Small-Mid Cap
   Growth Securities                           9,845,377        2,741       9,848,118         --             581       9,847,537
FTVIPT Mutual Shares Securities                2,852,452        4,029       2,856,481         --             145       2,856,336
FTVIPT Templeton Foreign Securities            4,124,931           --       4,124,931        221             272       4,124,438
FTVIPT Templeton Foreign Securities Class 2    7,764,263        1,310       7,765,573         --             511       7,765,062
FTVIPT Templeton Global Asset Allocation         870,912           --         870,912         39              57         870,816
FTVIPT Templeton Global Income Securities      3,963,583      115,246       4,078,829         --             195       4,078,634
FTVIPT Templeton Growth Securities             9,847,066        4,150       9,851,216         --             595       9,850,621
FTVIPT Templeton Growth Securities Class 2     3,716,886           --       3,716,886         36             245       3,716,605
Janus Aspen Series Balanced                   13,156,456           --      13,156,456        530             867      13,155,059
Janus Aspen Series Balanced Service Shares     7,146,310        2,257       7,148,567         --             454       7,148,113
Janus Aspen Series Global Technology
   Service Shares                              1,783,262        1,213       1,784,475         --             116       1,784,359

See accompanying notes.

                                                                                                       MORTALITY &
                                                                                                         EXPENSE
                                                             CONTRACT                    CONTRACT       GUARANTEE
                                                            PURCHASES                   REDEMPTIONS      CHARGES
                                                             DUE FROM                     DUE TO       PAYABLE TO
                                                           THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                          NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                            INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                   INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Growth
   Service Shares                            $ 5,738,966     $ 2,121      $ 5,741,087     $     --        $  364     $ 5,740,723
Janus Aspen Series Worldwide Growth           14,508,366       3,255       14,511,621           --           937      14,510,684
Janus Aspen Series Worldwide Growth
   Service Shares                              3,350,457          28        3,350,485           --           219       3,350,266
Lincoln VIPT Baron Growth Opportunities          174,539          56          174,595           --            10         174,585
Lincoln VIPT Baron Growth Opportunities
   Service Class                               6,522,616       1,503        6,524,119           --           405       6,523,714
Lincoln VIPT Capital Growth                        3,063          --            3,063           --            --           3,063
Lincoln VIPT Cohen & Steers Global
   Real Estate                                 1,867,400      10,326        1,877,726           --           106       1,877,620
Lincoln VIPT Delaware Bond                    55,668,769      20,000       55,688,769           --         3,372      55,685,397
Lincoln VIPT Delaware Growth and Income        1,105,567         426        1,105,993           --            54       1,105,939
Lincoln VIPT Delaware Social Awareness         3,703,315      14,145        3,717,460           --           224       3,717,236
Lincoln VIPT Delaware Special Opportunities      101,073          --          101,073           --             6         101,067
Lincoln VIPT FI Equity-Income                  6,085,619         645        6,086,264           --           380       6,085,884
Lincoln VIPT Janus Capital Appreciation        7,052,823       5,060        7,057,883           --           443       7,057,440
Lincoln VIPT Marsico International Growth        809,215       1,970          811,185           --            48         811,137
Lincoln VIPT MFS Value                           167,526      11,258          178,784           --             9         178,775
Lincoln VIPT Mid-Cap Growth                      151,466       2,527          153,993           --             7         153,986
Lincoln VIPT Mid-Cap Value                       650,789       1,791          652,580           --            31         652,549
Lincoln VIPT Mondrian International Value     23,330,275      11,973       23,342,248           --         1,378      23,340,870
Lincoln VIPT Money Market                     47,114,522      57,261       47,171,783           --         2,737      47,169,046
Lincoln VIPT S&P 500 Index                     1,388,207       9,540        1,397,747           --            74       1,397,673
Lincoln VIPT Small-Cap Index                     286,087       4,782          290,869           --            15         290,854
Lincoln VIPT T. Rowe Price Growth Stock          227,325       1,582          228,907           --            12         228,895
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                              1,592,909         381        1,593,290           --            94       1,593,196
Lincoln VIPT Templeton Growth                     76,290         927           77,217           --             4          77,213
Lincoln VIPT UBS Global Asset Allocation       2,857,494       3,287        2,860,781           --           170       2,860,611
Lincoln VIPT Value Opportunities                  11,674          62           11,736           --             1          11,735
Lincoln VIPT Wilshire 2010 Profile                 7,200          --            7,200           --            --           7,200
Lincoln VIPT Wilshire 2020 Profile                12,442          --           12,442           --             1          12,441
Lincoln VIPT Wilshire 2030 Profile               195,268          --          195,268           --             9         195,259
Lincoln VIPT Wilshire 2040 Profile               186,192          --          186,192           --             8         186,184
Lincoln VIPT Wilshire Aggressive Profile       3,555,869      30,407        3,586,276           --           172       3,586,104
Lincoln VIPT Wilshire Conservative Profile     1,987,842         950        1,988,792           --            89       1,988,703
Lincoln VIPT Wilshire Moderate Profile        17,568,812          --       17,568,812      143,151           850      17,424,811
Lincoln VIPT Wilshire Moderately
   Aggressive Profile                         19,047,259      67,655       19,114,914           --           904      19,114,010
M Fund Brandes International Equity            2,814,829       2,300        2,817,129           --           132       2,816,997
M Fund Business Opportunity Value              1,156,569          --        1,156,569           --            51       1,156,518
M Fund Frontier Capital Appreciation             929,406       1,533          930,939           --            46         930,893
M Fund Turner Core Growth                      1,516,505       1,533        1,518,038           --            73       1,517,965
MFS VIT Core Equity                              937,098          24          937,122           --            59         937,063
MFS VIT Emerging Growth                       13,303,220          --       13,303,220          375           863      13,301,982
MFS VIT Total Return                          30,361,476          --       30,361,476          750         1,892      30,358,834
MFS VIT Utilities                             28,891,936      71,610       28,963,546           --         1,809      28,961,737
NB AMT Mid-Cap Growth                         23,178,186       3,749       23,181,935           --         1,432      23,180,503
NB AMT Partners                                2,825,585          --        2,825,585          100           184       2,825,301
NB AMT Regency                                 8,543,792       1,218        8,545,010           --           520       8,544,490
PIMCO VIT OPCAP Global Equity                    519,250          --          519,250        4,658            34         514,558
PIMCO VIT OPCAP Managed                          691,016         106          691,122           --            46         691,076
Putnam VT Growth & Income Class IB             2,425,289          --        2,425,289          229           155       2,424,905
Putnam VT Health Sciences Class IB             2,081,318         353        2,081,671           --           136       2,081,535

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

                                                        DIVIDENDS
                                                           FROM        MORTALITY AND         NET
                                                        INVESTMENT        EXPENSE         INVESTMENT
SUBACCOUNT                                                INCOME     GUARANTEE CHARGES   INCOME (LOSS)
------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                           $       --       $(168,216)      $ (168,216)
AIM V.I. Core Equity                                       269,317        (192,811)          76,506
AIM V.I. Diversified Income                                 53,148          (5,873)          47,275
AIM V.I. International Growth                               43,545         (83,150)         (39,605)
ABVPSF Global Technology Class A                                --         (13,773)         (13,773)
ABVPSF Growth and Income Class A                           244,852        (123,546)         121,306
ABVPSF International Value Class A                          36,872         (19,089)          17,783
ABVPSF Large Cap Growth Class A                                 --         (16,842)         (16,842)
ABVPSF Small/Mid Cap Value Class A                         107,070         (84,348)          22,722
American Century VP Inflation Protection                   296,805         (41,020)         255,785
American Funds Global Growth Class 2                       296,462         (66,930)         229,532
American Funds Global Small Capitalization Class 2         867,689        (217,377)         650,312
American Funds Growth Class 2                              902,484        (825,959)          76,525
American Funds Growth-Income Class 2                     1,385,759        (651,463)         734,296
American Funds International Class 2                       802,836        (358,345)         444,491
Delaware VIPT Capital Reserves                               9,415          (1,345)           8,070
Delaware VIPT Diversified Income                           278,209         (66,044)         212,165
Delaware VIPT Emerging Markets                             343,871        (163,211)         180,660
Delaware VIPT High Yield                                   898,284        (101,720)         796,564
Delaware VIPT REIT                                         388,950        (205,853)         183,097
Delaware VIPT Small Cap Value                              217,778        (327,462)        (109,684)
Delaware VIPT Trend                                             --        (172,224)        (172,224)
Delaware VIPT U.S. Growth                                       --          (5,980)          (5,980)
Delaware VIPT Value                                        237,065        (113,214)         123,851
DWS VIP Equity 500 Index                                   926,620        (467,269)         459,351
DWS VIP Small Cap Index                                    124,956        (106,699)          18,257
Fidelity VIP Asset Manager                                  49,251          (6,399)          42,852
Fidelity VIP Contrafund Service Class                      495,491        (398,613)          96,878
Fidelity VIP Equity-Income                                  91,745         (41,657)          50,088
Fidelity VIP Equity-Income Service Class                   137,262         (60,415)          76,847
Fidelity VIP Growth Service Class                           47,878         (59,269)         (11,391)
Fidelity VIP Growth Opportunities Service Class                 --         (32,457)         (32,457)
Fidelity VIP High Income Service Class                     134,928         (13,046)         121,882
Fidelity VIP Investment Grade Bond                         102,643         (20,117)          82,526
Fidelity VIP Mid Cap Service Class                          40,117         (34,735)           5,382
Fidelity VIP Overseas Service Class                        186,706         (39,203)         147,503
FTVIPT Franklin Income Securities                           67,683         (12,400)          55,283
FTVIPT Franklin Small-Mid Cap Growth Securities                 --         (66,007)         (66,007)
FTVIPT Mutual Shares Securities                             26,211         (10,773)          15,438
FTVIPT Templeton Foreign Securities                         83,270         (32,010)          51,260
FTVIPT Templeton Foreign Securities Class 2                149,240         (60,590)          88,650
FTVIPT Templeton Global Asset Allocation                   150,960          (7,106)         143,854
FTVIPT Templeton Global Income Securities                   70,806         (15,549)          55,257
FTVIPT Templeton Growth Securities                         150,584         (74,662)          75,922
FTVIPT Templeton Growth Securities Class 2                  51,446         (33,641)          17,805
Janus Aspen Series Balanced                                327,111        (101,770)         225,341
Janus Aspen Series Balanced Service Shares                 160,901         (54,438)         106,463
Janus Aspen Series Global Technology Service Shares          5,666         (12,943)          (7,277)
Janus Aspen Series Mid Cap Growth Service Shares             3,221         (33,113)         (29,892)
Janus Aspen Series Worldwide Growth                        112,041        (116,411)          (4,370)
Janus Aspen Series Worldwide Growth Service Shares          19,453         (27,768)          (8,315)
Lincoln VIPT Baron Growth Opportunities                         --            (593)            (593)
Lincoln VIPT Baron Growth Opportunities Service Class           --         (48,665)         (48,665)
Lincoln VIPT Capital Growth                                      3              (4)              (1)
Lincoln VIPT Cohen & Steers Global Real Estate               8,818          (5,899)           2,919
Lincoln VIPT Core                                               --            (332)            (332)
Lincoln VIPT Delaware Bond                               2,672,906        (386,770)       2,286,136

See accompanying notes.

                                                                                                                       NET INCREASE
                                                                         DIVIDENDS                     NET CHANGE       (DECREASE)
                                                                           FROM          TOTAL        IN UNREALIZED   IN NET ASSETS
                                                        NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR     RESULTING
                                                        GAIN (LOSS)       GAIN ON     GAIN (LOSS)     DEPRECIATION        FROM
SUBACCOUNT                                             ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                            $  171,232     $        --    $   171,232     $  2,220,040    $ 2,223,056
AIM V.I. Core Equity                                        414,594              --        414,594        1,250,159      1,741,259
AIM V.I. Diversified Income                                 (11,435)             --        (11,435)         (29,178)         6,662
AIM V.I. International Growth                               907,674              --        907,674          483,020      1,351,089
ABVPSF Global Technology Class A                             98,017              --         98,017          205,740        289,984
ABVPSF Growth and Income Class A                            353,081         831,050      1,184,131         (599,752)       705,685
ABVPSF International Value Class A                           80,063         121,944        202,007         (156,791)        62,999
ABVPSF Large Cap Growth Class A                              83,023              --         83,023          204,789        270,970
ABVPSF Small/Mid Cap Value Class A                          227,492         791,824      1,019,316       (1,016,136)        25,902
American Century VP Inflation Protection                     (9,409)             --         (9,409)         308,473        554,849
American Funds Global Growth Class 2                        240,774         396,089        636,863          411,467      1,277,862
American Funds Global Small Capitalization Class 2        1,695,142       2,222,222      3,917,364          580,010      5,147,686
American Funds Growth Class 2                             2,283,343       7,635,743      9,919,086        1,853,036     11,848,647
American Funds Growth-Income Class 2                      2,052,775       2,872,458      4,925,233       (2,172,000)     3,487,529
American Funds International Class 2                      1,147,471       2,385,089      3,532,560        4,672,460      8,649,511
Delaware VIPT Capital Reserves                                 (509)             --           (509)            (385)         7,176
Delaware VIPT Diversified Income                             43,319          22,747         66,066          400,063        678,294
Delaware VIPT Emerging Markets                            1,598,909       1,487,098      3,086,007        3,837,556      7,104,223
Delaware VIPT High Yield                                    105,852              --        105,852         (643,699)       258,717
Delaware VIPT REIT                                          370,406       5,821,161      6,191,567      (10,559,288)    (4,184,624)
Delaware VIPT Small Cap Value                             1,480,025       3,459,818      4,939,843       (7,941,065)    (3,110,906)
Delaware VIPT Trend                                       1,175,440         147,762      1,323,202          947,189      2,098,167
Delaware VIPT U.S. Growth                                    37,815              --         37,815           62,736         94,571
Delaware VIPT Value                                         445,255         374,178        819,433       (1,513,653)      (570,369)
DWS VIP Equity 500 Index                                  1,795,030              --      1,795,030          501,507      2,755,888
DWS VIP Small Cap Index                                     321,572         915,729      1,237,301       (1,606,185)      (350,627)
Fidelity VIP Asset Manager                                   10,125          21,375         31,500           34,354        108,706
Fidelity VIP Contrafund Service Class                     1,037,259      14,785,193     15,822,452       (7,516,155)     8,403,175
Fidelity VIP Equity-Income                                  146,689         404,566        551,255         (523,276)        78,067
Fidelity VIP Equity-Income Service Class                    149,036         645,127        794,163         (824,165)        46,845
Fidelity VIP Growth Service Class                           395,245           8,203        403,448        1,337,221      1,729,278
Fidelity VIP Growth Opportunities Service Class             128,839              --        128,839          731,990        828,372
Fidelity VIP High Income Service Class                          512              --            512          (92,910)        29,484
Fidelity VIP Investment Grade Bond                           (2,603)             --         (2,603)           8,244         88,167
Fidelity VIP Mid Cap Service Class                           74,183         349,507        423,690          273,187        702,259
Fidelity VIP Overseas Service Class                         151,305         336,779        488,084          124,089        759,676
FTVIPT Franklin Income Securities                             6,890          12,035         18,925          (56,708)        17,500
FTVIPT Franklin Small-Mid Cap Growth Securities             218,294         657,547        875,841           36,382        846,216
FTVIPT Mutual Shares Securities                               7,189          56,999         64,188          (90,525)       (10,899)
FTVIPT Templeton Foreign Securities                         160,564         172,420        332,984          174,147        558,391
FTVIPT Templeton Foreign Securities Class 2                 390,496         340,399        730,895          212,013      1,031,558
FTVIPT Templeton Global Asset Allocation                      2,637         195,464        198,101         (265,967)        75,988
FTVIPT Templeton Global Income Securities                    24,011              --         24,011          180,165        259,433
FTVIPT Templeton Growth Securities                          336,496         423,849        760,345         (658,128)       178,139
FTVIPT Templeton Growth Securities Class 2                  547,712         164,149        711,861         (613,956)       115,710
Janus Aspen Series Balanced                                 218,287              --        218,287          714,675      1,158,303
Janus Aspen Series Balanced Service Shares                  168,985              --        168,985          357,975        633,423
Janus Aspen Series Global Technology Service Shares          56,717              --         56,717          252,818        302,258
Janus Aspen Series Mid Cap Growth Service Shares            151,235          22,356        173,591          643,493        787,192
Janus Aspen Series Worldwide Growth                          86,888              --         86,888        1,159,335      1,241,853
Janus Aspen Series Worldwide Growth Service Shares          179,277              --        179,277          124,669        295,631
Lincoln VIPT Baron Growth Opportunities                         (60)             --            (60)          (5,089)        (5,742)
Lincoln VIPT Baron Growth Opportunities Service Class       516,588         663,374      1,179,962         (959,789)       171,508
Lincoln VIPT Capital Growth                                       1              --              1               56             56
Lincoln VIPT Cohen & Steers Global Real Estate              (11,278)             --        (11,278)        (224,374)      (232,733)
Lincoln VIPT Core                                            16,710              --         16,710          (14,242)         2,136
Lincoln VIPT Delaware Bond                                    3,051              --          3,051          143,052      2,432,239

                                                 DIVIDENDS
                                                   FROM        MORTALITY AND          NET
                                                INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                                        INCOME     GUARANTEE CHARGES   INCOME (LOSS)
----------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Growth and Income         $   12,482       $  (5,818)       $    6,664
Lincoln VIPT Delaware Social Awareness              32,580         (27,445)            5,135
Lincoln VIPT Delaware Special Opportunities            767            (166)              601
Lincoln VIPT FI Equity-Income                       74,329         (46,374)           27,955
Lincoln VIPT Growth                                     --            (165)             (165)
Lincoln VIPT Growth Opportunities                       --            (230)             (230)
Lincoln VIPT Janus Capital Appreciation             17,529         (48,203)          (30,674)
Lincoln VIPT Marsico International Growth            5,684          (1,285)            4,399
Lincoln VIPT MFS Value                               1,458            (239)            1,219
Lincoln VIPT Mid-Cap Growth                             --            (180)             (180)
Lincoln VIPT Mid-Cap Value                             924          (1,315)             (391)
Lincoln VIPT Mondrian International Value          451,785        (157,308)          294,477
Lincoln VIPT Money Market                        2,231,811        (334,477)        1,897,334
Lincoln VIPT S&P 500 Index                          12,683          (2,694)            9,989
Lincoln VIPT Small-Cap Index                         1,262            (431)              831
Lincoln VIPT T. Rowe Price Growth Stock                290            (284)                6
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth                                               --          (8,291)           (8,291)
Lincoln VIPT Templeton Growth                          857             (99)              758
Lincoln VIPT UBS Global Asset Allocation            44,595         (18,780)           25,815
Lincoln VIPT Value Opportunities                         2              (2)               --
Lincoln VIPT Wilshire 2010 Profile                      34             (11)               23
Lincoln VIPT Wilshire 2020 Profile                      42             (15)               27
Lincoln VIPT Wilshire 2030 Profile                     407            (230)              177
Lincoln VIPT Wilshire 2040 Profile                   1,236            (261)              975
Lincoln VIPT Wilshire Aggressive Profile            27,133         (14,153)           12,980
Lincoln VIPT Wilshire Conservative Profile          34,369          (5,480)           28,889
Lincoln VIPT Wilshire Moderate Profile             219,398         (80,932)          138,466
Lincoln VIPT Wilshire Moderately Aggressive
   Profile                                         247,724         (71,429)          176,295
M Fund Brandes International Equity                 57,034         (14,681)           42,353
M Fund Business Opportunity Value                    7,511          (5,697)            1,814
M Fund Frontier Capital Appreciation                    --          (5,237)           (5,237)
M Fund Turner Core Growth                            5,360          (7,655)           (2,295)
MFS VIT Core Equity                                  2,916          (6,796)           (3,880)
MFS VIT Emerging Growth                                 --         (97,950)          (97,950)
MFS VIT Total Return                               748,290        (228,782)          519,508
MFS VIT Utilities                                  223,101        (188,931)           34,170
NB AMT Mid-Cap Growth                                   --        (166,582)         (166,582)
NB AMT Partners                                     17,858         (21,823)           (3,965)
NB AMT Regency                                      44,302         (72,681)          (28,379)
PIMCO VIT OPCAP Global Equity                        5,049          (4,708)              341
PIMCO VIT OPCAP Managed                             15,223          (5,799)            9,424
Putnam VT Growth & Income Class IB                  34,257         (20,352)           13,905
Putnam VT Health Sciences Class IB                  17,451         (17,471)              (20)

See accompanying notes.

                                                                                                                   NET INCREASE
                                                                  DIVIDENDS                        NET CHANGE       (DECREASE)
                                                                  FROM NET          TOTAL        IN UNREALIZED    IN NET ASSETS
                                                 NET REALIZED     REALIZED      NET REALIZED    APPRECIATION OR     RESULTING
                                                 GAIN (LOSS)       GAIN ON      GAIN (LOSS)       DEPRECIATION         FROM
SUBACCOUNT                                      ON INVESTMENTS   INVESTMENTS   ON INVESTMENTS    ON INVESTMENTS     OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Growth and Income           $    6,009      $       --     $    6,009       $   34,794       $   47,467
Lincoln VIPT Delaware Social Awareness               146,781              --        146,781          (75,366)          76,550
Lincoln VIPT Delaware Special Opportunities             (112)            766            654           (4,458)          (3,203)
Lincoln VIPT FI Equity-Income                        106,975         593,421        700,396         (550,656)         177,695
Lincoln VIPT Growth                                    9,860              --          9,860           (3,826)           5,869
Lincoln VIPT Growth Opportunities                      5,170              --          5,170           (1,336)           3,604
Lincoln VIPT Janus Capital Appreciation               18,189              --         18,189        1,128,323        1,115,838
Lincoln VIPT Marsico International Growth             (3,881)             --         (3,881)          (6,450)          (5,932)
Lincoln VIPT MFS Value                                  (168)             --           (168)          (3,590)          (2,539)
Lincoln VIPT Mid-Cap Growth                            4,285              --          4,285            1,649            5,754
Lincoln VIPT Mid-Cap Value                           (15,993)             --        (15,993)         (29,375)         (45,759)
Lincoln VIPT Mondrian International Value            945,366         563,271      1,508,637          300,686        2,103,800
Lincoln VIPT Money Market                                 --              --             --               --        1,897,334
Lincoln VIPT S&P 500 Index                            (2,621)             --         (2,621)         (35,517)         (28,149)
Lincoln VIPT Small-Cap Index                          (2,900)             --         (2,900)          (7,706)          (9,775)
Lincoln VIPT T. Rowe Price Growth Stock                   35              --             35            3,555            3,596
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth                                             61,311              --         61,311           41,302           94,322
Lincoln VIPT Templeton Growth                             78              --             78           (1,361)            (525)
Lincoln VIPT UBS Global Asset Allocation              51,010         120,192        171,202          (59,561)         137,456
Lincoln VIPT Value Opportunities                          (3)             --             (3)            (186)            (189)
Lincoln VIPT Wilshire 2010 Profile                        11              --             11              258              292
Lincoln VIPT Wilshire 2020 Profile                        (2)             --             (2)             (48)             (23)
Lincoln VIPT Wilshire 2030 Profile                        (3)             --             (3)           1,621            1,795
Lincoln VIPT Wilshire 2040 Profile                       351              --            351            5,061            6,387
Lincoln VIPT Wilshire Aggressive Profile              11,842          33,501         45,343          137,855          196,178
Lincoln VIPT Wilshire Conservative Profile            (2,962)          1,483         (1,479)          25,130           52,540
Lincoln VIPT Wilshire Moderate Profile               320,770          59,767        380,537          580,918        1,099,921
Lincoln VIPT Wilshire Moderately Aggressive
    Profile                                          118,986         150,077        269,063          466,961          912,319
M Fund Brandes International Equity                   84,476         373,393        457,869         (337,550)         162,672
M Fund Business Opportunity Value                     10,174          91,335        101,509          (54,430)          48,893
M Fund Frontier Capital Appreciation                  36,004          83,007        119,011          (21,030)          92,744
M Fund Turner Core Growth                             58,293         105,820        164,113          102,691          264,509
MFS VIT Core Equity                                   61,130              --         61,130           28,913           86,163
MFS VIT Emerging Growth                              137,894              --        137,894        2,251,957        2,291,901
MFS VIT Total Return                                 273,806         715,454        989,260         (531,758)         977,010
MFS VIT Utilities                                  1,141,931       1,617,142      2,759,073        2,856,478        5,649,721
NB AMT Mid-Cap Growth                                995,220              --        995,220        3,367,908        4,196,546
NB AMT Partners                                       86,782         279,457        366,239         (143,022)         219,252
NB AMT Regency                                       660,823         266,219        927,042         (694,928)         203,735
PIMCO VIT OPCAP Global Equity                         14,714         146,859        161,573         (126,475)          35,439
PIMCO VIT OPCAP Managed                                6,719          51,334         58,053          (50,148)          17,329
Putnam VT Growth & Income Class IB                   203,748         393,646        597,394         (789,249)        (177,950)
Putnam VT Health Sciences Class IB                    54,079              --         54,079          (83,327)         (29,268)

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2006 AND 2007

                                                 AIM V.I.                     AIM V.I.      AIM V.I.
                                                  CAPITAL    AIM V.I. CORE  DIVERSIFIED  INTERNATIONAL
                                               APPRECIATION      EQUITY        INCOME        GROWTH
                                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                  $ 2,731,708    $        --    $616,093     $ 7,184,524
Changes From Operations:
   - Net investment income (loss)                 (104,348)         4,782      38,050          23,946
   - Net realized gain (loss) on investments      (103,767)         4,178      (5,577)        397,532
   - Net change in unrealized appreciation or
     depreciation on investments                   (48,502)     1,857,990      (9,733)      1,585,965
                                               -----------    -----------    --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (256,617)     1,866,950      22,740       2,007,443
Change From Unit Transactions:
   - Contract purchases                          1,523,903      1,527,099      50,066         700,703
   - Contract withdrawals                       (2,136,190)    (2,064,442)    (50,419)       (783,625)
   - Contract transfers                         18,681,969     22,502,769      68,627         657,549
                                               -----------    -----------    --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             18,069,682     21,965,426      68,274         574,627
                                               -----------    -----------    --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         17,813,065     23,832,376      91,014       2,582,070
                                               -----------    -----------    --------     -----------
NET ASSETS AT DECEMBER 31, 2006                 20,544,773     23,832,376     707,107       9,766,594
Changes From Operations:
   - Net investment income (loss)                 (168,216)        76,506      47,275         (39,605)
   - Net realized gain (loss) on investments       171,232        414,594     (11,435)        907,674
   - Net change in unrealized appreciation or
     depreciation on investments                 2,220,040      1,250,159     (29,178)        483,020
                                               -----------    -----------    --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     2,223,056      1,741,259       6,662       1,351,089
Change From Unit Transactions:
   - Contract purchases                          1,957,872      2,119,037      49,737         678,827
   - Contract withdrawals                       (2,351,142)    (2,953,356)    (76,453)       (688,624)
   - Contract transfers                           (778,391)      (672,107)     20,397        (315,886)
                                               -----------    -----------    --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (1,171,661)    (1,506,426)     (6,319)       (325,683)
                                               -----------    -----------    --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,051,395        234,833         343       1,025,406
                                               -----------    -----------    --------     -----------
NET ASSETS AT DECEMBER 31, 2007                $21,596,168    $24,067,209    $707,450     $10,792,000
                                               ===========    ===========    ========     ===========

See accompanying notes.



                                               ABVPSF GLOBAL  ABVPSF GROWTH      ABVPSF     ABVPSF LARGE      ABVPSF
                                                TECHNOLOGY      AND INCOME   INTERNATIONAL   CAP GROWTH   SMALL/MID CAP
                                                  CLASS A        CLASS A     VALUE CLASS A     CLASS A    VALUE CLASS A
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $1,381,231     $12,437,386    $       --     $2,451,924    $ 7,360,063
Changes From Operations:
   - Net investment income (loss)                  (11,973)         90,067        (2,711)       (18,176)       (26,487)
   - Net realized gain (loss) on investments        58,674         864,651        19,856         77,086        757,708
   - Net change in unrealized appreciation or
     depreciation on investments                    75,314       1,224,706       146,894       (119,063)       364,894
                                                ----------     -----------    ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       122,015       2,179,424       164,039        (60,153)     1,096,115
Change From Unit Transactions:
   - Contract purchases                            376,030       2,184,169       172,700        272,522      1,803,648
   - Contract withdrawals                         (206,418)     (1,212,933)      (44,253)      (192,178)      (788,456)
   - Contract transfers                              7,374         531,603     1,298,260       (304,378)       650,876
                                                ----------     -----------    ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                176,986       1,502,839     1,426,707       (224,034)     1,666,068
                                                ----------     -----------    ----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            299,001       3,682,263     1,590,746       (284,187)     2,762,183
                                                ----------     -----------    ----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2006                  1,680,232      16,119,649     1,590,746      2,167,737     10,122,246
Changes From Operations:
   - Net investment income (loss)                  (13,773)        121,306        17,783        (16,842)        22,722
   - Net realized gain (loss) on investments        98,017       1,184,131       202,007         83,023      1,019,316
   - Net change in unrealized appreciation or
     depreciation on investments                   205,740        (599,752)     (156,791)       204,789     (1,016,136)
                                                ----------     -----------    ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       289,984         705,685        62,999        270,970         25,902
Change From Unit Transactions:
   - Contract purchases                            216,328       1,693,662     1,595,290        253,372      1,737,751
   - Contract withdrawals                         (255,112)     (1,175,967)     (426,344)      (166,217)      (857,386)
   - Contract transfers                            591,071        (363,544)    2,027,127         40,558      1,028,094
                                                ----------     -----------    ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                552,287         154,151     3,196,073        127,713      1,908,459
                                                ----------     -----------    ----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            842,271         859,836     3,259,072        398,683      1,934,361
                                                ----------     -----------    ----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2007                 $2,522,503     $16,979,485    $4,849,818     $2,566,420    $12,056,607
                                                ==========     ===========    ==========     ==========    ===========

                                                                               AMERICAN
                                                 AMERICAN       AMERICAN         FUNDS        AMERICAN
                                                  CENTURY        FUNDS       GLOBAL SMALL       FUNDS
                                               VP INFLATION  GLOBAL GROWTH  CAPITALIZATION     GROWTH
                                                PROTECTION      CLASS 2         CLASS 2        CLASS 2
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $3,912,014    $ 3,337,337    $18,068,003    $ 84,660,023
Changes From Operations:
   - Net investment income (loss)                  133,389          9,884        (62,370)         73,245
   - Net realized gain (loss) on investments        (9,305)        82,764      2,150,733       2,413,697
   - Net change in unrealized appreciation or
     depreciation on investments                   (65,029)       845,893      2,326,952       5,856,775
                                                ----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        59,055        938,541      4,415,315       8,343,717
Change From Unit Transactions:
   - Contract purchases                          1,345,728      1,688,472      2,806,249      14,945,964
   - Contract withdrawals                         (442,748)      (467,710)    (1,947,899)     (8,773,852)
   - Contract transfers                            730,983      1,462,417      1,779,145         818,724
                                                ----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              1,633,963      2,683,179      2,637,495       6,990,836
                                                ----------    -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,693,018      3,621,720      7,052,810      15,334,553
                                                ----------    -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2006                  5,605,032      6,959,057     25,120,813      99,994,576
Changes From Operations:
   - Net investment income (loss)                  255,785        229,532        650,312          76,525
   - Net realized gain (loss) on investments        (9,409)       636,863      3,917,364       9,919,086
   - Net change in unrealized appreciation or
     depreciation on investments                   308,473        411,467        580,010       1,853,036
                                                ----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       554,849      1,277,862      5,147,686      11,848,647
Change From Unit Transactions:
   - Contract purchases                          1,381,429      2,287,772      3,359,709      14,216,364
   - Contract withdrawals                         (530,576)    (1,255,746)    (2,383,321)    (10,646,586)
   - Contract transfers                            331,238      3,201,869        594,054       4,258,397
                                                ----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              1,182,091      4,233,895      1,570,442       7,828,175
                                                ----------    -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,736,940      5,511,757      6,718,128      19,676,822
                                                ----------    -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2007                 $7,341,972    $12,470,814    $31,838,941    $119,671,398
                                                ==========    ===========    ===========    ============


                                                  AMERICAN       AMERICAN                    DELAWARE
                                               FUNDS GROWTH-      FUNDS        DELAWARE        VIPT
                                                   INCOME     INTERNATIONAL  VIPT CAPITAL  DIVERSIFIED
                                                  CLASS 2        CLASS 2       RESERVES       INCOME
                                                 SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $68,532,346    $30,470,221     $ 49,341    $ 4,692,653
Changes From Operations:
   - Net investment income (loss)                   630,790        365,579        2,855         46,752
   - Net realized gain (loss) on investments      3,109,727      1,572,160          (18)         5,365
   - Net change in unrealized appreciation or
     depreciation on investments                  6,276,149      4,067,050          251        403,127
                                                -----------    -----------     --------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     10,016,666      6,004,789        3,088        455,244
Change From Unit Transactions:
   - Contract purchases                          10,588,456      6,502,318       63,020      1,693,572
   - Contract withdrawals                        (6,278,998)    (2,680,392)      (9,970)      (574,243)
   - Contract transfers                          (1,403,245)     1,436,645       15,222      1,401,495
                                                -----------    -----------     --------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               2,906,213      5,258,571       68,272      2,520,824
                                                -----------    -----------     --------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          12,922,879     11,263,360       71,360      2,976,068
                                                -----------    -----------     --------    -----------
NET ASSETS AT DECEMBER 31, 2006                  81,455,225     41,733,581      120,701      7,668,721
Changes From Operations:
   - Net investment income (loss)                   734,296        444,491        8,070        212,165
   - Net realized gain (loss) on investments      4,925,233      3,532,560         (509)        66,066
   - Net change in unrealized appreciation or
     depreciation on investments                 (2,172,000)     4,672,460         (385)       400,063
                                                -----------    -----------     --------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      3,487,529      8,649,511        7,176        678,294
Change From Unit Transactions:
   - Contract purchases                          11,345,875      6,740,454      147,979      2,645,774
   - Contract withdrawals                        (8,467,147)    (3,434,663)     (26,982)      (803,203)
   - Contract transfers                           3,280,629      4,018,197      (24,085)     2,168,493
                                                -----------    -----------     --------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               6,159,357      7,323,988       96,912      4,011,064
                                                -----------    -----------     --------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           9,646,886     15,973,499      104,088      4,689,358
                                                -----------    -----------     --------    -----------
NET ASSETS AT DECEMBER 31, 2007                 $91,102,111    $57,707,080     $224,789    $12,358,079
                                                ===========    ===========     ========    ===========

See accompanying notes.

                                                 DELAWARE
                                                   VIPT       DELAWARE                   DELAWARE
                                                 EMERGING       VIPT       DELAWARE     VIPT SMALL    DELAWARE
                                                  MARKETS    HIGH YIELD    VIPT REIT    CAP VALUE    VIPT TREND
                                                SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                  $15,081,737  $10,057,594  $ 19,807,181  $36,186,924  $22,013,285
Changes From Operations:
   - Net investment income (loss)                   98,476      639,911       254,262     (207,496)    (169,825)
   - Net realized gain (loss) on investments     1,874,278       48,138     2,001,527    3,865,079      687,227
   - Net change in unrealized appreciation or
     depreciation on investments                 1,703,790      582,744     4,337,375    1,953,090      999,871
                                               -----------  -----------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     3,676,544    1,270,793     6,593,164    5,610,673    1,517,273
Change From Unit Transactions:
   - Contract purchases                          2,171,262    1,975,390     3,509,836    4,782,684    2,651,030
   - Contract withdrawals                       (2,486,999)    (935,014)   (2,279,152)  (5,081,900)  (2,689,740)
   - Contract transfers                           (448,792)     730,096     1,090,387    1,920,813   (1,238,610)
                                               -----------  -----------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (764,529)   1,770,472     2,321,071    1,621,597   (1,277,320)
                                               -----------  -----------  ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          2,912,015    3,041,265     8,914,235    7,232,270      239,953
                                               -----------  -----------  ------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2006                 17,993,752   13,098,859    28,721,416   43,419,194   22,253,238
Changes From Operations:
   - Net investment income (loss)                  180,660      796,564       183,097     (109,684)    (172,224)
   - Net realized gain (loss) on investments     3,086,007      105,852     6,191,567    4,939,843    1,323,202
   - Net change in unrealized appreciation or
     depreciation on investments                 3,837,556     (643,699)  (10,559,288)  (7,941,065)     947,189
                                               -----------  -----------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     7,104,223      258,717    (4,184,624)  (3,110,906)   2,098,167
Change From Unit Transactions:
   - Contract purchases                          2,761,671    2,081,592     3,479,305    4,484,344    2,293,159
   - Contract withdrawals                       (1,914,230)  (1,110,062)   (2,325,364)  (4,137,428)  (2,429,800)
   - Contract transfers                          1,964,202       84,105    (2,134,012)  (1,073,296)  (1,834,225)
                                               -----------  -----------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              2,811,643    1,055,635      (980,071)    (726,380)  (1,970,866)
                                               -----------  -----------  ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          9,915,866    1,314,352    (5,164,695)  (3,837,286)     127,301
                                               -----------  -----------  ------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2007                $27,909,618  $14,413,211  $ 23,556,721  $39,581,908  $22,380,539
                                               ===========  ===========  ============  ===========  ===========


                                                 DELAWARE     DELAWARE     DWS VIP      DWS VIP
                                                   VIPT         VIPT        EQUITY     SMALL CAP
                                               U.S. GROWTH     VALUE      500 INDEX      INDEX
                                               SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $ 836,244   $ 7,687,908  $57,222,262  $11,235,210
Changes From Operations:
   - Net investment income (loss)                  (6,226)       62,597      237,922      (15,144)
   - Net realized gain (loss) on investments       30,730       324,758    1,650,882    1,020,709
   - Net change in unrealized appreciation or
     depreciation on investments                  (19,831)    1,774,757    5,970,517      909,942
                                                ---------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        4,673     2,162,112    7,859,321    1,915,507
Change From Unit Transactions:
   - Contract purchases                           149,013     2,042,852    5,946,918    1,639,149
   - Contract withdrawals                        (151,755)   (1,011,025)  (7,269,968)  (1,170,537)
   - Contract transfers                           (30,339)    2,951,437   (4,259,121)     371,691
                                                ---------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (33,081)    3,983,264   (5,582,171)     840,303
                                                ---------   -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (28,408)    6,145,376    2,277,150    2,755,810
                                                ---------   -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2006                   807,836    13,833,284   59,499,412   13,991,020
Changes From Operations:
   - Net investment income (loss)                  (5,980)      123,851      459,351       18,257
   - Net realized gain (loss) on investments       37,815       819,433    1,795,030    1,237,301
   - Net change in unrealized appreciation or
     depreciation on investments                   62,736    (1,513,653)     501,507   (1,606,185)
                                                ---------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       94,571      (570,369)   2,755,888     (350,627)
Change From Unit Transactions:
   - Contract purchases                           214,338     2,443,254    5,255,541    1,452,424
   - Contract withdrawals                         (85,760)   (1,349,504)  (6,249,383)  (1,172,239)
   - Contract transfers                           (85,266)      764,669     (625,211)    (298,881)
                                                ---------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                43,312     1,858,419   (1,619,053)     (18,696)
                                                ---------   -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           137,883     1,288,050    1,136,835     (369,323)
                                                ---------   -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2007                 $ 945,719   $15,121,334  $60,636,247  $13,621,697
                                                =========   ===========  ===========  ===========


                                               FIDELITY VIP  FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                                   ASSET       CONTRAFUND      EQUITY-    EQUITY-INCOME
                                                  MANAGER    SERVICE CLASS     INCOME     SERVICE CLASS
                                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $ 734,702     $36,885,328    $5,453,343    $6,161,370
Changes From Operations:
   - Net investment income (loss)                  13,317         175,682       129,975       164,681
   - Net realized gain (loss) on investments       (1,328)      4,623,408       741,203       958,625
   - Net change in unrealized appreciation or
     depreciation on investments                   32,650        (389,442)       48,493        70,293
                                                ---------     -----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       44,639       4,409,648       919,671     1,193,599
Change From Unit Transactions:
   - Contract purchases                            81,627       7,464,266       371,241       775,755
   - Contract withdrawals                         (93,981)     (4,826,835)     (764,922)     (551,218)
   - Contract transfers                           (18,537)      4,485,745      (573,772)       19,160
                                                ---------     -----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (30,891)      7,123,176      (967,453)      243,697
                                                ---------     -----------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            13,748      11,532,824       (47,782)    1,437,296
                                                ---------     -----------    ----------    ----------
NET ASSETS AT DECEMBER 31, 2006                   748,450      48,418,152     5,405,561     7,598,666
Changes From Operations:
   - Net investment income (loss)                  42,852          96,878        50,088        76,847
   - Net realized gain (loss) on investments       31,500      15,822,452       551,255       794,163
   - Net change in unrealized appreciation or
     depreciation on investments                   34,354      (7,516,155)     (523,276)     (824,165)
                                                ---------     -----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      108,706       8,403,175        78,067        46,845
Change From Unit Transactions:
   - Contract purchases                            72,960       7,514,169       327,288       832,349
   - Contract withdrawals                        (132,791)     (4,868,543)     (798,527)     (559,584)
   - Contract transfers                            71,895       2,196,230      (190,253)     (216,809)
                                                ---------     -----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                12,064       4,841,856      (661,492)       55,956
                                                ---------     -----------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           120,770      13,245,031      (583,425)      102,801
                                                ---------     -----------    ----------    ----------
NET ASSETS AT DECEMBER 31, 2007                 $ 869,220     $61,663,183    $4,822,136    $7,701,467
                                                =========     ===========    ==========    ==========

See accompanying notes.

                                                              FIDELITY VIP
                                               FIDELITY VIP       GROWTH     FIDELITY VIP   FIDELITY VIP  FIDELITY VIP
                                                   GROWTH     OPPORTUNITIES   HIGH INCOME    INVESTMENT      MID CAP
                                               SERVICE CLASS  SERVICE CLASS  SERVICE CLASS   GRADE BOND   SERVICE CLASS
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $ 7,058,638    $ 4,579,023    $1,714,771     $2,612,574    $  925,977
Changes From Operations:
   - Net investment income (loss)                   (36,225)        (3,187)      106,387         81,002        (9,851)
   - Net realized gain (loss) on investments         90,126         27,002        (3,552)           278       134,738
   - Net change in unrealized appreciation or
     depreciation on investments                    353,516        148,283        54,484          6,675        84,190
                                                -----------    -----------    ----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        407,417        172,098       157,319         87,955       209,077
Change From Unit Transactions:
   - Contract purchases                           1,080,587        422,162       181,734        202,666     1,307,785
   - Contract withdrawals                          (620,138)    (1,234,862)     (194,078)      (293,368)     (230,919)
   - Contract transfers                            (394,847)       (59,553)     (248,966)        42,964     1,156,903
                                                -----------    -----------    ----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  65,602       (872,253)     (261,310)       (47,738)    2,233,769
                                                -----------    -----------    ----------     ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             473,019       (700,155)     (103,991)        40,217     2,442,846
                                                -----------    -----------    ----------     ----------    ----------
NET ASSETS AT DECEMBER 31, 2006                   7,531,657      3,878,868     1,610,780      2,652,791     3,368,823
Changes From Operations:
   - Net investment income (loss)                   (11,391)       (32,457)      121,882         82,526         5,382
   - Net realized gain (loss) on investments        403,448        128,839           512         (2,603)      423,690
   - Net change in unrealized appreciation or
     depreciation on investments                  1,337,221        731,990       (92,910)         8,244       273,187
                                                -----------    -----------    ----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      1,729,278        828,372        29,484         88,167       702,259
Change From Unit Transactions:
   - Contract purchases                             999,425        323,905       144,091        221,418     1,806,508
   - Contract withdrawals                        (1,319,774)      (406,808)     (178,428)      (440,193)     (548,037)
   - Contract transfers                           1,056,604       (171,488)       22,487         10,570     2,205,715
                                                -----------    -----------    ----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 736,255       (254,391)      (11,850)      (208,205)    3,464,186
                                                -----------    -----------    ----------     ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           2,465,533        573,981        17,634       (120,038)    4,166,445
                                                -----------    -----------    ----------     ----------    ----------
NET ASSETS AT DECEMBER 31, 2007                 $ 9,997,190    $ 4,452,849    $1,628,414     $2,532,753    $7,535,268
                                                ===========    ===========    ==========     ==========    ==========

                                                                 FTVIPT    FTVIPT FRANKLIN
                                                 FIDELITY VIP   FRANKLIN    SMALL-MID CAP   FTVIPT MUTUAL
                                                   OVERSEAS      INCOME         GROWTH          SHARES
                                                SERVICE CLASS  SECURITIES     SECURITIES      SECURITIES
                                                  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $3,312,085    $       --    $6,037,721      $        --
Changes From Operations:
   - Net investment income (loss)                    (2,235)       (1,437)      (48,527)          (1,166)
   - Net realized gain (loss) on investments        188,248         8,142       162,685              196
   - Net change in unrealized appreciation or
     depreciation on investments                    484,760        35,424       376,371           40,025
                                                 ----------    ----------    ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        670,773        42,129       490,529           39,055
Change From Unit Transactions:
   - Contract purchases                             881,349       262,048     1,221,396          220,751
   - Contract withdrawals                          (383,074)      (24,088)     (550,254)         (23,183)
   - Contract transfers                             338,594       477,292        45,153          506,061
                                                 ----------    ----------    ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 836,869       715,252       716,295          703,629
                                                 ----------    ----------    ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,507,642       757,381     1,206,824          742,684
                                                 ----------    ----------    ----------      -----------
NET ASSETS AT DECEMBER 31, 2006                   4,819,727       757,381     7,244,545          742,684
Changes From Operations:
   - Net investment income (loss)                   147,503        55,283       (66,007)          15,438
   - Net realized gain (loss) on investments        488,084        18,925       875,841           64,188
   - Net change in unrealized appreciation or
     depreciation on investments                    124,089       (56,708)       36,382          (90,525)
                                                 ----------    ----------    ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        759,676        17,500       846,216          (10,899)
Change From Unit Transactions:
   - Contract purchases                             740,646     1,239,781     1,233,809        1,170,001
   - Contract withdrawals                          (353,032)     (201,894)     (679,468)        (179,578)
   - Contract transfers                             836,832     1,799,166     1,202,435        1,134,128
                                                 ----------    ----------    ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               1,224,446     2,837,053     1,756,776        2,124,551
                                                 ----------    ----------    ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,984,122     2,854,553     2,602,992        2,113,652
                                                 ----------    ----------    ----------      -----------
NET ASSETS AT DECEMBER 31, 2007                  $6,803,849    $3,611,934    $9,847,537      $ 2,856,336
                                                 ==========    ==========    ==========      ===========

                                                   FTVIPT           FTVIPT           FTVIPT        FTVIPT
                                                 TEMPLETON         TEMPLETON        TEMPLETON     TEMPLETON
                                                  FOREIGN           FOREIGN       GLOBAL ASSET  GLOBAL INCOME
                                                 SECURITIES   SECURITIES CLASS 2   ALLOCATION    SECURITIES
                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $3,514,129       $ 6,992,790       $ 954,825     $  675,128
Changes From Operations:
   - Net investment income (loss)                   21,067            28,746          66,889         24,233
   - Net realized gain (loss) on investments        62,403           408,540          92,683          6,593
   - Net change in unrealized appreciation or
     depreciation on investments                   622,442           864,772          19,682         90,062
                                                ----------       -----------       ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       705,912         1,302,058         179,254        120,888
Change From Unit Transactions:
   - Contract purchases                            264,103           683,910          53,767        443,507
   - Contract withdrawals                         (495,805)       (1,325,112)        (72,623)       (69,163)
   - Contract transfers                             19,863          (371,397)       (132,371)       271,556
                                                ----------       -----------       ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (211,839)       (1,012,599)       (151,227)       645,900
                                                ----------       -----------       ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            494,073           289,459          28,027        766,788
                                                ----------       -----------       ---------     ----------
NET ASSETS AT DECEMBER 31, 2006                  4,008,202         7,282,249         982,852      1,441,916
Changes From Operations:
   - Net investment income (loss)                   51,260            88,650         143,854         55,257
   - Net realized gain (loss) on investments       332,984           730,895         198,101         24,011
   - Net change in unrealized appreciation or
     depreciation on investments                   174,147           212,013        (265,967)       180,165
                                                ----------       -----------       ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       558,391         1,031,558          75,988        259,433
Change From Unit Transactions:
   - Contract purchases                            238,968           623,962          37,904      1,066,197
   - Contract withdrawals                         (684,184)       (1,031,044)       (135,904)      (194,248)
   - Contract transfers                              3,061          (141,663)        (90,024)     1,505,336
                                                ----------       -----------       ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (442,155)         (548,745)       (188,024)     2,377,285
                                                ----------       -----------       ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            116,236           482,813        (112,036)     2,636,718
                                                ----------       -----------       ---------     ----------
NET ASSETS AT DECEMBER 31, 2007                 $4,124,438       $ 7,765,062       $ 870,816     $4,078,634
                                                ==========       ===========       =========     ==========

See accompanying notes.

                                                   FTVIPT           FTVIPT                                           JANUS ASPEN
                                                 TEMPLETON        TEMPLETON                          JANUS ASPEN    SERIES GLOBAL
                                                   GROWTH           GROWTH          JANUS ASPEN    SERIES BALANCED    TECHNOLOGY
                                                 SECURITIES   SECURITIES CLASS 2  SERIES BALANCED   SERVICE SHARES  SERVICE SHARES
                                                 SUBACCOUNT       SUBACCOUNT         SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $7,027,823       $ 4,304,206        $13,105,959      $ 7,107,234      $1,521,215
Changes From Operations:
   - Net investment income (loss)                   54,110            24,486            161,290           74,892         (11,866)
   - Net realized gain (loss) on investments       551,726           300,695            236,319          260,957          15,023
   - Net change in unrealized appreciation or
     depreciation on investments                   996,127           537,309            787,175          282,836         100,737
                                                ----------       -----------        -----------      -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     1,601,963           862,490          1,184,784          618,685         103,894
Change From Unit Transactions:
   - Contract purchases                          1,377,332           247,625          1,262,380          779,020         207,920
   - Contract withdrawals                         (896,063)         (450,545)        (2,597,321)        (433,773)       (221,619)
   - Contract transfers                            582,569            23,667           (446,024)      (1,278,005)       (130,062)
                                                ----------       -----------        -----------      -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              1,063,838          (179,253)        (1,780,965)        (932,758)       (143,761)
                                                ----------       -----------        -----------      -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          2,665,801           683,237           (596,181)        (314,073)        (39,867)
                                                ----------       -----------        -----------      -----------      ----------
NET ASSETS AT DECEMBER 31, 2006                  9,693,624         4,987,443         12,509,778        6,793,161       1,481,348
Changes From Operations:
   - Net investment income (loss)                   75,922            17,805            225,341          106,463          (7,277)
   - Net realized gain (loss) on investments       760,345           711,861            218,287          168,985          56,717
   - Net change in unrealized appreciation or
     depreciation on investments                  (658,128)         (613,956)           714,675          357,975         252,818
                                                ----------       -----------        -----------      -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       178,139           115,710          1,158,303          633,423         302,258
Change From Unit Transactions:
   - Contract purchases                          1,257,951           255,203          1,081,756          674,762         182,567
   - Contract withdrawals                         (892,743)         (483,425)        (1,456,770)        (722,119)       (165,479)
   - Contract transfers                           (386,350)       (1,158,326)          (138,008)        (231,114)        (16,335)
                                                ----------       -----------        -----------      -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (21,142)       (1,386,548)          (513,022)        (278,471)            753
                                                ----------       -----------        -----------      -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            156,997        (1,270,838)           645,281          354,952         303,011
                                                ----------       -----------        -----------      -----------      ----------
NET ASSETS AT DECEMBER 31, 2007                 $9,850,621       $ 3,716,605        $13,155,059      $ 7,148,113      $1,784,359
                                                ==========       ===========        ===========      ===========      ==========

                                                                                  JANUS ASPEN
                                                JANUS ASPEN                          SERIES       LINCOLN VIPT
                                                 SERIES MID      JANUS ASPEN       WORLDWIDE         BARON
                                                 CAP GROWTH    SERIES WORLDWIDE  GROWTH SERVICE      GROWTH
                                               SERVICE SHARES       GROWTH           SHARES      OPPORTUNITIES
                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $3,439,648      $13,440,012       $3,054,651      $     --
Changes From Operations:
   - Net investment income (loss)                   (26,928)         129,427           25,919            --
   - Net realized gain (loss) on investments        196,291         (263,181)          75,833            --
   - Net change in unrealized appreciation or
     depreciation on investments                    219,446        2,303,041          389,957            --
                                                 ----------      -----------       ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        388,809        2,169,287          491,709            --
Change From Unit Transactions:
   - Contract purchases                             466,571        1,504,871          362,635            --
   - Contract withdrawals                          (435,243)      (1,734,331)        (273,663)           --
   - Contract transfers                            (343,028)      (1,017,712)        (204,324)           --
                                                 ----------      -----------       ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (311,700)      (1,247,172)        (115,352)           --
                                                 ----------      -----------       ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              77,109          922,115          376,357            --
                                                 ----------      -----------       ----------      --------
NET ASSETS AT DECEMBER 31, 2006                   3,516,757       14,362,127        3,431,008            --
Changes From Operations:
   - Net investment income (loss)                   (29,892)          (4,370)          (8,315)         (593)
   - Net realized gain (loss) on investments        173,591           86,888          179,277           (60)
   - Net change in unrealized appreciation or
     depreciation on investments                    643,493        1,159,335          124,669        (5,089)
                                                 ----------      -----------       ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        787,192        1,241,853          295,631        (5,742)
Change From Unit Transactions:
   - Contract purchases                             422,860        1,358,110          294,311        12,939
   - Contract withdrawals                          (313,951)      (1,538,538)        (351,825)       (7,625)
   - Contract transfers                           1,327,865         (912,868)        (318,859)      175,013
                                                 ----------      -----------       ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               1,436,774       (1,093,296)        (376,373)      180,327
                                                 ----------      -----------       ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           2,223,966          148,557          (80,742)      174,585
                                                 ----------      -----------       ----------      --------
NET ASSETS AT DECEMBER 31, 2007                  $5,740,723      $14,510,684       $3,350,266      $174,585
                                                 ==========      ===========       ==========      ========

                                               LINCOLN VIPT
                                                   BARON                     LINCOLN VIPT
                                                  GROWTH      LINCOLN VIPT  COHEN & STEERS
                                               OPPORTUNITIES     CAPITAL        GLOBAL      LINCOLN VIPT
                                               SERVICE CLASS     GROWTH       REAL ESTATE      CORE
                                                 SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $ 5,780,762      $   --       $       --     $  18,624
Changes From Operations:
   - Net investment income (loss)                   (47,855)         --               --           470
   - Net realized gain (loss) on investments        402,384          --               --           262
   - Net change in unrealized appreciation or
     depreciation on investments                    471,701          --               --        13,965
                                                -----------      ------       ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        826,230          --               --        14,697
Change From Unit Transactions:
   - Contract purchases                             654,404          --               --        50,700
   - Contract withdrawals                          (881,713)         --               --        (7,696)
   - Contract transfers                            (190,364)         --               --        91,260
                                                -----------      ------       ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (417,673)         --               --       134,264
                                                -----------      ------       ----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             408,557          --               --       148,961
                                                -----------      ------       ----------     ---------
NET ASSETS AT DECEMBER 31, 2006                   6,189,319          --               --       167,585
Changes From Operations:
   - Net investment income (loss)                   (48,665)         (1)           2,919          (332)
   - Net realized gain (loss) on investments      1,179,962           1          (11,278)       16,710
   - Net change in unrealized appreciation or
     depreciation on investments                   (959,789)         56         (224,374)      (14,242)
                                                -----------      ------       ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        171,508          56         (232,733)        2,136
Change From Unit Transactions:
   - Contract purchases                             707,233         664          301,624           738
   - Contract withdrawals                        (1,073,269)       (205)         (47,524)       (2,237)
   - Contract transfers                             528,923       2,548        1,856,253      (168,222)
                                                -----------      ------       ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 162,887       3,007        2,110,353      (169,721)
                                                -----------      ------       ----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             334,395       3,063        1,877,620      (167,585)
                                                -----------      ------       ----------     ---------
NET ASSETS AT DECEMBER 31, 2007                 $ 6,523,714      $3,063       $1,877,620     $      --
                                                ===========      ======       ==========     =========

See accompanying notes.

                                                              LINCOLN VIPT  LINCOLN VIPT   LINCOLN VIPT
                                                                DELAWARE      DELAWARE      DELAWARE
                                                LINCOLN VIPT   GROWTH AND      SOCIAL        SPECIAL     LINCOLN VIPT FI
                                               DELAWARE BOND     INCOME       AWARENESS   OPPORTUNITIES   EQUITY-INCOME
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $41,896,349    $   11,675    $3,020,847      $     --      $5,198,551
Changes From Operations:
   - Net investment income (loss)                 1,718,443         4,193         5,870            --          29,240
   - Net realized gain (loss) on investments        (88,545)          190        79,088            --         526,352
   - Net change in unrealized appreciation or       126,887        41,522       282,559            --          (8,835)
     depreciation on investments
                                                -----------    ----------    ----------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      1,756,785        45,905       367,517            --         546,757
Change From Unit Transactions:
   - Contract purchases                           7,086,448       112,705       576,835            --         511,081
   - Contract withdrawals                        (4,297,739)      (23,547)     (350,447)           --        (608,326)
   - Contract transfers                           2,582,666       501,387       (12,418)           --         194,245
                                                -----------    ----------    ----------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               5,371,375       590,545       213,970            --          97,000
                                                -----------    ----------    ----------      --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           7,128,160       636,450       581,487            --         643,757
                                                -----------    ----------    ----------      --------      ----------
NET ASSETS AT DECEMBER 31, 2006                  49,024,509       648,125     3,602,334            --       5,842,308
Changes From Operations:
   - Net investment income (loss)                 2,286,136         6,664         5,135           601          27,955
   - Net realized gain (loss) on investments          3,051         6,009       146,781           654         700,396
   - Net change in unrealized appreciation or
     depreciation on investments                    143,052        34,794       (75,366)       (4,458)       (550,656)
                                                -----------    ----------    ----------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      2,432,239        47,467        76,550        (3,203)        177,695
Change From Unit Transactions:
   - Contract purchases                           6,276,903       183,936       383,943        33,283         449,408
   - Contract withdrawals                        (4,780,320)      (49,059)     (290,583)       (3,172)       (531,975)
   - Contract transfers                           2,732,066       275,470       (55,008)       74,159         148,448
                                                -----------    ----------    ----------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               4,228,649       410,347        38,352       104,270          65,881
                                                -----------    ----------    ----------      --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           6,660,888       457,814       114,902       101,067         243,576
                                                -----------    ----------    ----------      --------      ----------
NET ASSETS AT DECEMBER 31, 2007                 $55,685,397    $1,105,939    $3,717,236      $101,067      $6,085,884
                                                ===========    ==========    ==========      ========      ==========

                                                                                            LINCOLN VIPT
                                               LINCOLN VIPT   LINCOLN VIPT  LINCOLN VIPT      MARSICO
                                                  GROWTH         GROWTH     JANUS CAPITAL  INTERNATIONAL
                                                SUBACCOUNT   OPPORTUNITIES  APPRECIATION      GROWTH
                                                              SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $ 21,340      $  6,003      $5,669,248       $     --
Changes From Operations:
   - Net investment income (loss)                    (342)         (470)        (32,842)            --
   - Net realized gain (loss) on investments       (4,056)       (3,776)       (104,222)            --
   - Net change in unrealized appreciation or
     depreciation on investments                    2,257           983         615,297             --
                                                 --------      --------      ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (2,141)       (3,263)        478,233             --
Change From Unit Transactions:
   - Contract purchases                            37,588        53,179         760,964             --
   - Contract withdrawals                          (9,519)       (9,108)       (725,216)            --
   - Contract transfers                            19,665        32,304        (376,607)            --
                                                 --------      --------      ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                47,734        76,375        (340,859)            --
                                                 --------      --------      ----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            45,593        73,112         137,374             --
                                                 --------      --------      ----------       --------
NET ASSETS AT DECEMBER 31, 2006                    66,933        79,115       5,806,622             --
Changes From Operations:
   - Net investment income (loss)                    (165)         (230)        (30,674)         4,399
   - Net realized gain (loss) on investments        9,860         5,170          18,189         (3,881)
   - Net change in unrealized appreciation or
     depreciation on investments                   (3,826)       (1,336)      1,128,323         (6,450)
                                                 --------      --------      ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        5,869         3,604       1,115,838         (5,932)
Change From Unit Transactions:
   - Contract purchases                            12,042         4,045         786,005        162,178
   - Contract withdrawals                          (4,271)       (3,771)       (646,134)       (19,115)
   - Contract transfers                           (80,573)      (82,993)         (4,891)       674,006
                                                 --------      --------      ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (72,802)      (82,719)        134,980        817,069
                                                 --------      --------      ----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (66,933)      (79,115)      1,250,818        811,137
                                                 --------      --------      ----------       --------
NET ASSETS AT DECEMBER 31, 2007                  $     --      $     --      $7,057,440       $811,137
                                                 ========      ========      ===========      ========

                                                               LINCOLN      LINCOLN     LINCOLN VIPT
                                                                 VIPT        VIPT         MONDRIAN
                                               LINCOLN VIPT    MID-CAP      MID-CAP     INTERNATIONAL
                                                 MFS VALUE      GROWTH       VALUE         VALUE
                                                SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                      $     --     $     --     $     --     $11,453,277
Changes From Operations:
   - Net investment income (loss)                        --           --           --         374,443
   - Net realized gain (loss) on investments             --           --           --         352,229
   - Net change in unrealized appreciation or
     depreciation on investments                         --           --           --       3,165,523
                                                   --------     --------     --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                             --           --           --       3,892,195
Change From Unit Transactions:
   - Contract purchases                                  --           --           --       2,200,652
   - Contract withdrawals                                --           --           --      (1,237,213)
   - Contract transfers                                  --           --           --       3,102,696
                                                   --------     --------     --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM
   UNIT TRANSACTIONS                                     --           --           --       4,066,135
                                                   --------     --------     --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --           --           --       7,958,330
                                                   --------     --------     --------     -----------
NET ASSETS AT DECEMBER 31, 2006                          --           --           --      19,411,607
Changes From Operations:
   - Net investment income (loss)                     1,219         (180)        (391)        294,477
   - Net realized gain (loss) on investments           (168)       4,285      (15,993)      1,508,637
   - Net change in unrealized appreciation or
     depreciation on investments                     (3,590)       1,649      (29,375)        300,686
                                                   --------     --------     --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         (2,539)       5,754      (45,759)      2,103,800
Change From Unit Transactions:
   - Contract purchases                              65,144       38,784      331,704       2,477,912
   - Contract withdrawals                            (5,169)      (4,497)     (28,415)     (1,742,042)
   - Contract transfers                             121,339      113,945      395,019       1,089,593
                                                   --------     --------     --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 181,314      148,232      698,308       1,825,463
                                                   --------     --------     --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             178,775      153,986      652,549       3,929,263
                                                   --------     --------     --------     -----------
NET ASSETS AT DECEMBER 31, 2007                    $178,775     $153,986     $652,549     $23,340,870
                                                   ========     ========     ========     ===========

See accompanying notes.


                                                                                                         LINCOLN VIPT
                                                                                                        T. ROWE PRICE
                                               LINCOLN VIPT  LINCOLN VIPT  LINCOLN VIPT   LINCOLN VIPT    STRUCTURED
                                                   MONEY       S&P 500      SMALL CAP    T. ROWE PRICE     MID-CAP
                                                  MARKET       INDEX          INDEX      GROWTH STOCK       GROWTH
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                  $ 35,376,424    $       --      $     --      $     --      $  410,348
Changes From Operations:
   - Net investment income (loss)                 1,526,320            --            --            --          (3,497)
   - Net realized gain (loss) on investments             --            --            --            --          18,289
   - Net change in unrealized appreciation or
     depreciation on investments                         --            --            --            --          24,044
                                               ------------    ----------      --------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      1,526,320            --            --            --          38,836
Change From Unit Transactions:
   - Contract purchases                          46,255,766            --            --            --         148,904
   - Contract withdrawals                        (9,431,292)           --            --            --         (67,901)
   - Contract transfers                         (32,652,572)           --            --            --          (2,271)
                                               ------------    ----------      --------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               4,171,902            --            --            --          78,732
                                               ------------    ----------      --------      --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           5,698,222            --            --            --         117,568
                                               ------------    ----------      --------      --------      ----------
NET ASSETS AT DECEMBER 31, 2006                  41,074,646            --            --            --         527,916
Changes From Operations:
   - Net investment income (loss)                 1,897,334         9,989           831             6          (8,291)
   - Net realized gain (loss) on investments             --        (2,621)       (2,900)           35          61,311
   - Net change in unrealized appreciation or
      depreciation on investments                        --       (35,517)       (7,706)        3,555          41,302
                                               ------------    ----------      --------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      1,897,334       (28,149)       (9,775)        3,596          94,322
Change From Unit Transactions:
   - Contract purchases                          71,426,003       399,500       110,206        29,687         381,380
   - Contract withdrawals                        (8,328,188)      (53,300)      (10,277)       (4,239)       (146,710)
   - Contract transfers                         (58,900,749)    1,079,622       200,700       199,851         736,288
                                               ------------    ----------      --------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               4,197,066     1,425,822       300,629       225,299         970,958
                                               ------------    ----------      --------      --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           6,094,400     1,397,673       290,854       228,895       1,065,280
                                               ------------    ----------      --------      --------      ----------
NET ASSETS AT DECEMBER 31, 2007                $ 47,169,046    $1,397,673      $290,854      $228,895      $1,593,196
                                               ============    ==========      ========      ========      ==========

                                                             LINCOLN VIPT
                                               LINCOLN VIPT      UBS       LINCOLN VIPT   LINCOLN VIPT
                                                 TEMPLETON   GLOBAL ASSET      VALUE     WILSHIRE 2010
                                                  GROWTH      ALLOCATION   OPPORTUNITIES    PROFILE
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------
 NET ASSETS AT JANUARY 1, 2006                  $    --      $ 1,576,476       $    --         $   --
 Changes From Operations:
    - Net investment income (loss)                   --           12,030            --             --
    - Net realized gain (loss) on investments        --          111,067            --             --
    - Net change in unrealized appreciation or
      depreciation on investments                    --          115,808            --             --
                                                -------      -----------       -------         ------
 NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                        --          238,905            --             --
 Change From Unit Transactions:
    - Contract purchases                             --          322,463            --             --
    - Contract withdrawals                           --         (143,711)           --             --
    - Contract transfers                             --          171,751            --             --
                                                -------      -----------       -------         ------
 NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM UNIT TRANSACTIONS                 --          350,503            --             --
                                                -------      -----------       -------         ------
 TOTAL INCREASE (DECREASE) IN NET ASSETS             --          589,408            --             --
                                                -------      -----------       -------         ------
 NET ASSETS AT DECEMBER 31, 2006                     --        2,165,884            --             --
 Changes From Operations:
    - Net investment income (loss)                  758           25,815            --             23
    - Net realized gain (loss) on investments        78          171,202            (3)            11
    - Net change in unrealized appreciation or
       depreciation on investments               (1,361)         (59,561)         (186)           258
                                                -------      -----------       -------         ------
 NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                      (525)         137,456          (189)           292
 Change From Unit Transactions:
    - Contract purchases                         34,900          599,240           269            135
    - Contract withdrawals                       (3,998)        (243,667)          (65)           (93)
    - Contract transfers                         46,836          201,698        11,720          6,866
                                                -------      -----------       -------         ------
 NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM UNIT TRANSACTIONS             77,738          557,271        11,924          6,908
                                                -------      -----------       -------         ------
 TOTAL INCREASE (DECREASE) IN NET ASSETS         77,213          694,727        11,735          7,200
                                                -------      -----------       -------         ------
 NET ASSETS AT DECEMBER 31, 2007                $77,213      $ 2,860,611       $11,735         $7,200
                                                =======      ===========       =======         ======

                                                                                            LINCOLN VIPT
                                                LINCOLN VIPT   LINCOLN VIPT   LINCOLN VIPT    WILSHIRE
                                               WILSHIRE 2020  WILSHIRE 2030  WILSHIRE 2040   AGGRESSIVE
                                                  PROFILE        PROFILE        PROFILE       PROFILE
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $     --       $     --        $    --      $  148,138
Changes From Operations:
   - Net investment income (loss)                      --             --             --           2,572
   - Net realized gain (loss) on investments           --             --             --             808
   - Net change in unrealized appreciation or
     depreciation on investments                       --             --             --         115,001
                                                 --------       --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                           --             --             --         118,381
Change From Unit Transactions:
   - Contract purchases                                --             --             --         611,560
   - Contract withdrawals                              --             --             --        (151,965)
   - Contract transfers                                --             --             --         556,476
                                                 --------       --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                    --             --             --       1,016,071
                                                 --------       --------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                --             --             --       1,134,452
                                                 --------       --------       --------      ----------
NET ASSETS AT DECEMBER 31, 2006                        --             --             --       1,282,590
Changes From Operations:
   - Net investment income (loss)                      27            177            975          12,980
   - Net realized gain (loss) on investments           (2)            (3)           351          45,343
   - Net change in unrealized appreciation or
     depreciation on investments                      (48)         1,621          5,061         137,855
                                                 --------       --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          (23)         1,795          6,387         196,178
Change From Unit Transactions:
   - Contract purchases                             2,469         94,778         27,243       1,092,143
   - Contract withdrawals                            (257)       (13,662)       (11,489)       (258,226)
   - Contract transfers                            10,252        112,348        164,043       1,273,419
                                                 --------       --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                12,464        193,464        179,797       2,107,336
                                                 --------       --------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            12,441        195,259        186,184       2,303,514
                                                 --------       --------       --------      ----------
NET ASSETS AT DECEMBER 31, 2007                  $ 12,441       $195,259       $186,184      $3,586,104
                                                 ========       ========       ========      ==========

See accompanying notes.

                                                                           LINCOLN VIPT
                                               LINCOLN VIPT  LINCOLN VIPT    WILSHIRE        M FUND        M FUND
                                                 WILSHIRE      WILSHIRE     MODERATELY      BRANDES       BUSINESS
                                               CONSERVATIVE    MODERATE     AGGRESSIVE   INTERNATIONAL  OPPORTUNITY
                                                 PROFILE       PROFILE        PROFILE        EQUITY        VALUE
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $   40,388    $ 5,008,456  $ 2,104,287    $1,508,085    $  540,753
Changes From Operations:
   - Net investment income (loss)                    1,106         45,675       36,363        17,440           531
   - Net realized gain (loss) on investments           226         29,923       37,344       211,706        60,725
   - Net change in unrealized appreciation or
     depreciation on investments                     7,332        732,912      570,631       191,648        34,041
                                                ----------    -----------  -----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         8,664        808,510      644,338       420,794        95,297
Change From Unit Transactions:
   - Contract purchases                             18,606      1,998,877    3,594,181       434,810       196,697
   - Contract withdrawals                           (7,000)      (552,681)    (775,130)     (130,438)      (56,565)
   - Contract transfers                            101,230      3,037,523    1,898,746        13,893       105,037
                                                ----------    -----------  -----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                112,836      4,483,719    4,717,797       318,265       245,169
                                                ----------    -----------  -----------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            121,500      5,292,229    5,362,135       739,059       340,466
                                                ----------    -----------  -----------    ----------    ----------
NET ASSETS AT DECEMBER 31, 2006                    161,888     10,300,685    7,466,422     2,247,144       881,219
Changes From Operations:
   - Net investment income (loss)                   28,889        138,466      176,295        42,353         1,814
   - Net realized gain (loss) on investments        (1,479)       380,537      269,063       457,869       101,509
   - Net change in unrealized appreciation or
     depreciation on investments                    25,130        580,918      466,961      (337,550)      (54,430)
                                                ----------    -----------  -----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        52,540      1,099,921      912,319       162,672        48,893
Change From Unit Transactions:
   - Contract purchases                             70,263      4,351,843    5,858,887       436,341       193,339
   - Contract withdrawals                          (44,024)    (1,132,404)  (1,506,052)     (265,683)     (153,605)
   - Contract transfers                          1,748,036      2,804,766    6,382,434       236,523       186,672
                                                ----------    -----------  -----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              1,774,275      6,024,205   10,735,269       407,181       226,406
                                                ----------    -----------  -----------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,826,815      7,124,126   11,647,588       569,853       275,299
                                                ----------    -----------  -----------    ----------    ----------
NET ASSETS AT DECEMBER 31, 2007                 $1,988,703    $17,424,811  $19,114,010    $2,816,997    $1,156,518
                                                ==========    ===========  ===========    ==========    ==========

                                                  M FUND
                                                 FRONTIER       M FUND     MFS VIT      MFS VIT
                                                 CAPITAL     TURNER CORE     CORE       EMERGING
                                               APPRECIATION     GROWTH      EQUITY       GROWTH
                                                SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $ 347,327    $  910,852   $ 748,013   $12,351,770
Changes From Operations:
   - Net investment income (loss)                  (3,799)          654      (2,570)      (93,628)
   - Net realized gain (loss) on investments       76,581        64,877       9,725      (208,430)
   - Net change in unrealized appreciation or
     depreciation on investments                   (9,128)        7,841      91,051     1,070,404
                                                ---------    ----------   ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       63,654        73,372      98,206       768,346
Change From Unit Transactions:
   - Contract purchases                           120,605       119,434      84,472     1,272,442
   - Contract withdrawals                         (40,523)      (48,079)    (63,451)   (1,615,748)
   - Contract transfers                           304,761        28,892      35,148    (1,041,915)
                                                ---------    ----------   ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               384,843       100,247      56,169    (1,385,221)
                                                ---------    ----------   ---------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           448,497       173,619     154,375      (616,875)
                                                ---------    ----------   ---------   -----------
NET ASSETS AT DECEMBER 31, 2006                   795,824     1,084,471     902,388    11,734,895
Changes From Operations:
   - Net investment income (loss)                  (5,237)       (2,295)     (3,880)      (97,950)
   - Net realized gain (loss) on investments      119,011       164,113      61,130       137,894
   - Net change in unrealized appreciation or
     depreciation on investments                  (21,030)      102,691      28,913     2,251,957
                                                ---------    ----------   ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       92,744       264,509      86,163     2,291,901
Change From Unit Transactions:
   - Contract purchases                           140,917       128,310      64,767     1,127,030
   - Contract withdrawals                        (124,593)     (143,411)   (175,188)   (1,463,505)
   - Contract transfers                            26,001       184,086      58,933      (388,339)
                                                ---------    ----------   ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                42,325       168,985     (51,488)     (724,814)
                                                ---------    ----------   ---------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           135,069       433,494      34,675     1,567,087
                                                ---------    ----------   ---------   -----------
NET ASSETS AT DECEMBER 31, 2007                 $ 930,893    $1,517,965   $ 937,063   $13,301,982
                                                =========    ==========   =========   ===========

                                                  MFS VIT                   NB AMT
                                                   TOTAL       MFS VIT      MID-CAP      NB AMT
                                                  RETURN      UTILITIES     GROWTH      PARTNERS
                                                SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                  $ 25,878,371  $16,432,850  $16,353,094  $2,580,726
Changes From Operations:
   - Net investment income (loss)                   417,822      210,617     (139,556)     (2,303)
   - Net realized gain (loss) on investments      1,146,734    1,814,391      506,935     426,036
   - Net change in unrealized appreciation or
     depreciation on investments                  1,301,233    2,565,087    1,967,968    (139,353)
                                               ------------  -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      2,865,789    4,590,095    2,335,347     284,380
Change From Unit Transactions:
   - Contract purchases                           3,733,278    1,810,426    2,793,671     275,671
   - Contract withdrawals                        (3,329,048)  (2,284,830)  (2,102,565)   (396,901)
   - Contract transfers                            (558,493)    (832,873)      27,110     (20,365)
                                               ------------  -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (154,263)  (1,307,277)     718,216    (141,595)
                                               ------------  -----------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           2,711,526    3,282,818    3,053,563     142,785
                                               ------------  -----------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2006                  28,589,897   19,715,668   19,406,657   2,723,511
Changes From Operations:
   - Net investment income (loss)                   519,508       34,170     (166,582)     (3,965)
   - Net realized gain (loss) on investments        989,260    2,759,073      995,220     366,239
   - Net change in unrealized appreciation or
     depreciation on investments                   (531,758)   2,856,478    3,367,908    (143,022)
                                               ------------  -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        977,010    5,649,721    4,196,546     219,252
Change From Unit Transactions:
   - Contract purchases                           3,157,098    2,066,474    2,192,542     220,770
   - Contract withdrawals                        (2,426,597)  (2,015,524)  (1,865,498)   (209,457)
   - Contract transfers                              61,426    3,545,398     (749,744)   (128,775)
                                               ------------  -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 791,927    3,596,348     (422,700)   (117,462)
                                               ------------  -----------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,768,937    9,246,069    3,773,846     101,790
                                               ------------  -----------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2007                $ 30,358,834  $28,961,737  $23,180,503  $2,825,301
                                               ============  ===========  ===========  ==========

See accompanying notes.

                                                                                        PUTNAM VT   PUTNAM VT
                                                              PIMCO VIT     PIMCO VIT   GROWTH &     HEALTH
                                                  NB AMT        OPCAP         OPCAP      INCOME     SCIENCES
                                                 REGENCY    GLOBAL EQUITY    MANAGED    CLASS IB    CLASS IB
                                                SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                  $ 8,365,230    $ 726,576    $ 789,317   $2,728,631  $2,290,195
Changes From Operations:
   - Net investment income (loss)                  (31,374)         438        7,241       22,003     (10,163)
   - Net realized gain (loss) on investments       778,550      109,806       83,859       94,588      50,858
   - Net change in unrealized appreciation or
     depreciation on investments                   188,075       11,114      (23,934)     304,931      (1,492)
                                               -----------    ---------    ---------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       935,251      121,358       67,166      421,522      39,203
Change From Unit Transactions:
   - Contract purchases                          1,245,454       62,416       50,343      249,563     162,260
   - Contract withdrawals                         (890,921)    (301,590)     (84,171)    (170,185)   (216,048)
   - Contract transfers                            566,318      (16,745)     (12,335)      43,442    (108,326)
                                               -----------    ---------    ---------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                920,851     (255,919)     (46,163)     122,820    (162,114)
                                               -----------    ---------    ---------   ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,856,102     (134,561)      21,003      544,342    (122,911)
                                               -----------    ---------    ---------   ----------  ----------
NET ASSETS AT DECEMBER 31, 2006                 10,221,332      592,015      810,320    3,272,973   2,167,284
Changes From Operations:
   - Net investment income (loss)                  (28,379)         341        9,424       13,905         (20)
   - Net realized gain (loss) on investments       927,042      161,573       58,053      597,394      54,079
   - Net change in unrealized appreciation or
     depreciation on investments                  (694,928)    (126,475)     (50,148)    (789,249)    (83,327)
                                               -----------    ---------    ---------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       203,735       35,439       17,329     (177,950)    (29,268)
Change From Unit Transactions:
   - Contract purchases                            967,040       40,919       44,181      230,172     128,747
   - Contract withdrawals                         (892,242)     (79,581)    (113,841)    (116,470)   (212,523)
   - Contract transfers                         (1,955,375)     (74,234)     (66,913)    (783,820)     27,295
                                               -----------    ---------    ---------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (1,880,577)    (112,896)    (136,573)    (670,118)    (56,481)
                                               -----------    ---------    ---------   ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (1,676,842)     (77,457)    (119,244)    (848,068)    (85,749)
                                               -----------    ---------    ---------   ----------  ----------
NET ASSETS AT DECEMBER 31, 2007                $ 8,544,490    $ 514,558    $ 691,076   $2,424,905  $2,081,535
                                               ===========    =========    =========   ==========  ==========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of fifteen variable universal life (VUL) products which are listed below.

VUL-I
Lincoln VUL(CV)
Lincoln VUL(CV) II and Lincoln VUL Flex
Lincoln VUL(CV)-III
Lincoln VUL(CV)-IV
Lincoln VUL(DB) and Lincoln VULDB Elite
Lincoln VUL(DB)-II
Lincoln VUL(DB)-IV
VUL-Money Guard
Lincoln VUL(ONE)
Lincoln Momentum VUL(ONE)
Lincoln VUL(ONE) 2005
Lincoln Momentum
VUL(ONE) 2005
VUL(ONE) 2007
Momentum VUL(ONE) 2007

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of the Company.

During 2007, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company merged into The Lincoln National Life Insurance Company. The merger did not affect the assets and liabilities of Lincoln Life Flexible Premium Variable Life Account M.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of ninety-seven mutual funds (the Funds) of fifteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Capital Appreciation (Series I)
   AIM V.I. Core Equity Fund (Series I)
   AIM V.I. Diversified Income Fund (Series I)
   AIM V.I. International Growth Fund (Series I)

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Technology Portfolio (Class A)
   ABVPSF Growth and Income Portfolio (Class A)
   ABVPSF International Value Portfolio (Class A)
   ABVPSF Large Cap Growth Portfolio (Class A)
   ABVPSF Small/Mid Cap Value Portfolio (Class A)

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection (Class 1)

American Funds Insurance Series (American Funds):
   American Funds Global Growth Fund (Class 2)
   American Funds Global Small Capitalization Fund (Class 2)
   American Funds Growth Fund (Class 2)
   American Funds Growth-Income Fund (Class 2)
   American Funds International Fund (Class 2)

Delaware VIP Trust (Delaware VIPT)*:
   Delaware VIPT Capital Reserves Series (Standard Class)
   Delaware VIPT Diversified Income Series (Standard Class)
   Delaware VIPT Emerging Markets Series (Standard Class)
   Delaware VIPT High Yield Series (Standard Class)
   Delaware VIPT REIT Series (Standard Class)
   Delaware VIPT Small Cap Value Series (Standard Class)
   Delaware VIPT Trend Series (Standard Class)
   Delaware VIPT U.S. Growth Series (Standard Class)
   Delaware VIPT Value Series (Standard Class)

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Equity 500 Index Fund
   DWS VIP Small Cap Index Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Portfolio
   Fidelity VIP Contrafund Portfolio (Service Class)
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Equity-Income Portfolio (Service Class)
   Fidelity VIP Growth Portfolio (Service Class)
   Fidelity VIP Growth Opportunities Portfolio (Service Class)
   Fidelity VIP High Income Portfolio (Service Class)
   Fidelity VIP Investment Grade Bond Portfolio
   Fidelity VIP Mid Cap Portfolio (Service Class)
   Fidelity VIP Overseas Portfolio (Service Class)

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Fund (Class 1)

   FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 1)
   FTVIPT Mutual Shares Securities Fund (Class 1)
   FTVIPT Templeton Foreign Securities Fund (Class 1)
   FTVIPT Templeton Foreign Securities Fund (Class 2)
   FTVIPT Templeton Global Asset Allocation Fund (Class 1)
   FTVIPT Templeton Global Income Securities Fund (Class 1)
   FTVIPT Templeton Growth Securities Fund (Class 1)
   FTVIPT Templeton Growth Securities Fund (Class 2)

Janus Aspen Series:
   Janus Aspen Series Balanced Portfolio
   Janus Aspen Series Balanced Portfolio (Service Shares)
   Janus Aspen Series Global Technology Portfolio (Service Shares) Janus Aspen Series Mid Cap Growth Portfolio (Service Shares)
   Janus Aspen Series Worldwide Growth Portfolio
   Janus Aspen Series Worldwide Growth Portfolio (Service Shares)

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
   Lincoln VIPT Baron Growth Opportunities
   Lincoln VIPT Baron Growth Opportunities Service Class
   Lincoln VIPT Capital Growth
   Lincoln VIPT Cohen & Steers Global Real Estate
   Lincoln VIPT Delaware Bond
   Lincoln VIPT Delaware Growth and Income
   Lincoln VIPT Delaware Social Awareness
   Lincoln VIPT Delaware Special Opportunities
   Lincoln VIPT FI Equity-Income
   Lincoln VIPT Janus Capital Appreciation
   Lincoln VIPT Marsico International Growth
   Lincoln VIPT MFS Value
   Lincoln VIPT Mid-Cap Growth
   Lincoln VIPT Mid-Cap Value
   Lincoln VIPT Mondrian International Value
   Lincoln VIPT Money Market
   Lincoln VIPT S & P 500 Index
   Lincoln VIPT Small-Cap Index
   Lincoln VIPT T. Rowe Price Growth Stock
   Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
   Lincoln VIPT Templeton Growth
   Lincoln VIPT UBS Global Asset Allocation
   Lincoln VIPT Value Opportunities
   Lincoln VIPT Wilshire 2010 Profile
   Lincoln VIPT Wilshire 2020 Profile
   Lincoln VIPT Wilshire 2030 Profile
   Lincoln VIPT Wilshire 2040 Profile
   Lincoln VIPT Wilshire Aggressive Profile
   Lincoln VIPT Wilshire Conservative Profile
   Lincoln VIPT Wilshire Moderate Profile
   Lincoln VIPT Wilshire Moderately Aggressive Profile

M Fund, Inc. (M Fund):
   M Fund Brandes International Equity Fund
   M Fund Business Opportunity Value Fund
   M Fund Frontier Capital Appreciation Fund
   M Fund Turner Core Growth Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Series (Initial Class)
   MFS VIT Emerging Growth Series (Initial Class)
   MFS VIT Total Return Series (Initial Class)
   MFS VIT Utilities Series (Initial Class)

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Portfolio (I Class)
   NB AMT Partners Portfolio (I Class)
   NB AMT Regency Portfolio (I Class)

PIMCO Advisors VIT (PIMCO VIT OPCAP):
   PIMCO VIT OPCAP Global Equity Portfolio
   PIMCO VIT OPCAP Managed Portfolio

Putnam Variable Trust (Putnam VT):
   Putnam VT Growth & Income Fund (Class IB)
   Putnam VT Health Sciences Fund (Class IB)

*    Denotes an affiliate of the Company

Investments in the Funds are stated at the closing net asset value per share on December 31, 2007, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the variable subaccounts on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated invest- ment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

INVESTMENT FUND CHANGES: During 2006, the AIM V.I. Core Equity Fund, the ABVPSF International Value Fund, the FTVIPT Franklin Income Securities Fund and the FTVIPT Mutual Shares Securities Fund became available as investment options for Account Contract owners. Accordingly, the 2006 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2006.

Also during 2006, the Scudder Investments VIT Funds (Scudder VIT) family of funds changed its name to DWS Scudder VIP Funds (DWS VIP).

During 2006, the AIM V.I. Growth Fund and the AIM V.I. Premier Equity Fund ceased to be available as investment options to Variable Account Contract owners.

Also during 2006, the AIM V.I. Growth Fund merged into the AIM V.I. Capital Appreciation Fund and the AIM V.I. Premier Equity Fund merged into the AIM V.I Core Equity Fund.

During 2007, the Lincoln VIPT Baron Growth Opportunities Fund, the Lincoln VIPT Capital Growth Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Fund, the Lincoln VIPT Delaware Special Opportunities Fund, the Lincoln VIPT Marsico International Growth Fund, the Lincoln VIPT MFS Value Fund, the Lincoln VIPT Mid-Cap Growth Fund, the Lincoln VIPT Mid-Cap Value Fund, the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT Small-Cap Index Fund, the Lincoln VIPT T. Rowe Price Growth Stock Fund, the Lincoln VIPT Templeton Growth Fund, the Lincon VIPT Value Opportunities Fund, the Lincoln VIPT Wilshire 2010 Profile Fund, the Lincoln VIPT Wilshire 2020 Profile Fund, the Lincoln VIPT Wilshire 2030 Profile Fund and the Lincoln VIPT Wilshire 2040 Profile Fund became available as investment options for Account Contract owners. Accordingly, the 2007 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                                NEW FUND NAME
-----------------------------------------------   ---------------------------------------------------------
Lincoln VIPT Bond Fund                            Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Growth and Income Fund               Lincoln VIPT Delaware Growth and Income Fund
Lincoln VIPT Social Awareness Fund                Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Equity-Income Fund                   Lincoln VIPT FI Equity-Income Fund
Lincoln VIPT Capital Appreciation Fund            Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT International Fund                   Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT Aggressive Growth Fund               Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Global Asset Allocation Fund         Lincoln VIPT UBS Global Asset Allocation Fund
Lincoln VIPT Aggressive Profile Fund              Lincoln VIPT Wilshire Aggressive Profile Fund
Lincoln VIPT Conservative Profile Fund            Lincoln VIPT Wilshire Conservative Profile Fund
Lincoln VIPT Moderate Profile Fund                Lincoln VIPT Wilshire Moderate Profile Fund
Lincoln VIPT Moderately Aggressive Profile Fund   Lincoln VIPT Wilshire Moderately Aggressive Profile Fund
MFS VIT Capital Opportunities Series              MFS VIT Core Equity Series

Also during 2007, the Lincoln VIPT Core Fund, the Lincoln VIPT Growth Fund and the Lincoln VIPT Growth Opportunities Fund ceased to be available as an investment option to Variable Account Contract owners.

During 2007, the Lincoln Variable Insurance Products Trust (Lincoln VIPT) acquired the Baron Capital Asset Service Class Fund and renamed the fund Lincoln VIPT Baron Growth Opportunities Service Class Fund. This fund acquisition had no impact on the units outstanding or the unit prices to the Variable Account Contract owner.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the fifteen policy types within the Variable Account:

- VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.

- Lincoln VULCV - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VULCV-II & Lincoln VUL Flex - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VULCV-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

- Lincoln VULCV-IV - annual rate of .60% for policy years one through ten and .20% thereafter.

- Lincoln VULDB & Lincoln VULDB Elite - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VULDB-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VULDB-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.

-    MONEYGUARD VUL - annual rate of 1.00%.

- Lincoln VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VULONE 2007 - annual rate of .60% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VULONE 2007 - annual rate of .60% for policy years one through ten and .20% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2007 and 2006 amounted to $10,922,160 and $8,890,567, respectively.

The Company charges a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Administrative fees for the years ended December 31, 2007 and 2006 totaled $5,462,998 and $4,274,102, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2007 and 2006 amounted to $56,179,777 and $51,460,204, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. No such fees were deducted for the years ended December 31, 2007 and 2006.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on a partial surrender, but an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subac-counts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. Full surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2007 and 2006 were $3,021.909 and $3,701,133, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2007 follows.

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION
            2007                  0.75%    1.00%    $ 7.79    $14.30    2,363,019  $21,596,168     10.90%     11.18%       0.00%
            2006                  0.75%    1.00%     12.33     12.33    2,498,659   20,544,773      5.45%      5.45%       0.08%
            2005                  0.80%    0.80%     11.69     11.69      233,722    2,731,708      7.97%      7.97%       0.07%
            2004                  0.80%    0.80%     10.83     10.83      252,859    2,737,256      5.78%      5.78%       0.00%
            2003                  0.80%    0.80%     10.23     10.23      278,064    2,845,726     28.49%     28.49%       0.00%

                                  MINIMUM  MAXIMUM   MINIMUM    MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT      FEE      FEE       UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)      RATE(2)  RATE(2)   VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)  RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY
            2007                   0.75%    0.90%     $10.12    $13.79    2,276,561   $24,067,209     7.15%      7.31%      1.10%
            2006  4/28/06          0.75%    0.90%       9.43     12.85    2,410,740    23,832,376     8.50%      8.61%      0.56%

AIM V.I. DIVERSIFIED INCOME
            2007                   0.80%    0.80%      12.15     12.15       58,213       707,450     0.91%      0.91%      7.24%
            2006                   0.80%    0.80%      12.04     12.04       58,717       707,107     3.65%      3.65%      6.80%
            2005                   0.80%    0.80%      11.62     11.62       53,025       616,093     2.08%      2.08%      6.04%
            2004                   0.80%    0.80%      11.38     11.38       64,670       736,082     4.20%      4.20%      5.84%
            2003                   0.80%    0.80%      10.92     10.92       63,029       688,507     8.37%      8.37%      6.38%

AIM V.I. INTERNATIONAL GROWTH
            2007                   0.75%    1.00%      17.32     23.45      568,487    10,792,000    13.57%     13.86%      0.41%
            2006                   0.75%    1.00%      15.24     20.65      585,021     9,766,594    26.95%     27.28%      1.08%
            2005                   0.75%    1.00%      11.99     16.27      549,225     7,184,524    16.75%     17.05%      0.70%
            2004                   0.75%    1.00%      10.26     13.93      553,222     6,159,699    22.77%     23.08%      0.69%
            2003                   0.75%    1.00%       8.35     11.35      522,345     4,711,335    27.79%     28.10%      0.61%

ABVPSF GLOBAL TECHNOLOGY CLASS A
            2007                   0.50%    1.00%      13.20     14.91      178,937     2,522,503    18.99%     19.60%      0.00%
            2006                   0.50%    1.00%      11.08     12.47      143,191     1,680,232     7.54%      8.10%      0.00%
            2005                   0.50%    1.00%      10.29     11.53      128,019     1,381,231     2.83%      3.35%      0.00%
            2004                   0.50%    1.00%      10.00     11.11      113,830     1,191,160     4.39%      4.67%      0.00%
            2003                   0.75%    1.00%       9.56     10.63      103,251     1,026,807    42.68%     43.01%      0.00%

ABVPSF GROWTH AND INCOME CLASS A
            2007                   0.50%    1.00%      13.05     15.90    1,164,357    16,979,485     4.07%      4.59%      1.45%
            2006                   0.50%    1.00%      12.47     15.28    1,147,240    16,119,649    16.12%     16.70%      1.39%
            2005                   0.50%    1.00%      11.27     13.16    1,021,702    12,437,386     3.81%      4.34%      1.43%
            2004                   0.50%    1.00%      11.63     12.67      852,277    10,058,033    10.35%     10.63%      0.88%
            2003                   0.75%    1.00%      10.52     11.48      550,191     5,872,560    31.20%     31.51%      0.99%

ABVPSF INTERNATIONAL VALUE
   CLASS A
            2007                   0.50%    0.90%      12.50     12.58      388,765     4,849,818     4.89%      5.31%      1.17%
            2006  5/24/06          0.50%    0.90%      11.92     11.95      133,275     1,590,746     9.55%     24.74%      0.01%

ABVPSF LARGE CAP GROWTH CLASS A
            2007                   0.50%    0.90%      12.73     14.48      191,705     2,566,420    12.90%     13.37%      0.00%
            2006                   0.50%    0.90%      11.27     12.77      183,380     2,167,737    -1.34%     -0.94%      0.00%
            2005                   0.50%    0.90%      11.42     12.76      207,677     2,451,924    14.11%     14.57%      0.00%
            2004                   0.50%    0.90%      10.01     10.99      190,371     1,955,214     7.65%      7.81%      0.00%
            2003                   0.75%    0.90%       9.30     10.19      147,802     1,403,201    22.56%     22.74%      0.00%

ABVPSF SMALL/MID CAP VALUE
   CLASS A
            2007                   0.50%    1.00%      12.94     21.98      756,901    12,056,607     0.69%      1.20%      0.90%
            2006                   0.50%    1.00%      12.79     21.82      625,164    10,122,246    13.28%     13.85%      0.42%
            2005                   0.50%    1.00%      11.68     19.26      490,156     7,360,063     5.85%      6.38%      0.71%
            2004                   0.50%    1.00%      13.97     18.20      395,464     5,991,252    18.12%     18.41%      0.17%
            2003                   0.75%    1.00%      11.80     15.41      240,638     3,164,836    39.87%     40.21%      0.57%

AMERICAN CENTURY VP INFLATION
   PROTECTION

            2007                   0.50%    0.90%      11.10     11.98      634,123     7,341,972     8.69%      9.12%      4.77%
            2006                   0.50%    0.90%      10.17     10.98      525,134     5,605,032     0.97%      1.38%      3.51%
            2005                   0.50%    0.90%      10.19     10.83      368,148     3,912,014     0.90%      1.30%      4.95%
            2004  5/11/04          0.50%    0.90%      10.07     10.69      142,887     1,525,342     0.16%      6.42%      2.31%

AMERICAN FUNDS GLOBAL GROWTH
   CLASS 2
            2007                   0.50%    0.90%      16.10     18.01      732,305    12,470,814    13.82%     14.28%      2.92%
            2006                   0.50%    0.90%      14.09     15.76      460,526     6,959,057    19.35%     19.83%      0.86%
            2005                   0.50%    0.90%      12.23     13.15      261,330     3,337,337    13.05%     13.51%      0.65%
            2004  5/18/04          0.50%    0.90%      10.78     11.59       60,634       701,402     2.66%     15.46%      0.08%

AMERICAN FUNDS GLOBAL SMALL
   CAPITALIZATION CLASS 2
            2007                   0.50%    1.00%      18.17     33.46    1,433,504    31,838,941    20.20%     20.82%      2.94%
            2006                   0.50%    1.00%      15.08     27.84    1,339,444    25,120,813    22.78%     23.43%      0.46%
            2005                   0.50%    1.00%      12.25     22.67    1,172,972    18,068,003    24.10%     24.73%      0.97%
            2004                   0.50%    1.00%       9.84     18.27    1,012,526    12,718,196    19.70%     19.98%      0.00%
            2003                   0.75%    1.00%       8.20     15.26      888,055     9,082,686    52.02%     52.38%      0.62%

                                  MINIMUM  MAXIMUM   MINIMUM    MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT      FEE      FEE       UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)      RATE(2)  RATE(2)   VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH CLASS 2
            2007                   0.50%    1.00%     $11.94    $19.44    7,941,147   $119,671,398    11.23%     11.79%      0.80%
            2006                   0.50%    1.00%      10.71     17.48    7,394,487     99,994,576     9.12%      9.67%      0.83%
            2005                   0.50%    1.00%       9.79     16.02    6,865,411     84,660,023    15.04%     15.61%      0.74%
            2004                   0.50%    1.00%       8.49     13.92    6,022,896     64,124,987    11.37%     11.66%      0.19%
            2003                   0.75%    1.00%       7.60     12.50    5,272,519     48,481,609    35.45%     35.79%      0.13%

AMERICAN FUNDS GROWTH-INCOME
   CLASS 2
            2007                   0.50%    1.00%      13.08     17.21    6,190,959     91,102,111     4.00%      4.52%      1.56%
            2006                   0.50%    1.00%      12.52     16.53    5,699,653     81,455,225    14.06%     14.63%      1.60%
            2005                   0.50%    1.00%      11.20     14.48    5,432,375     68,532,346     4.78%      5.30%      1.41%
            2004                   0.50%    1.00%      11.39     13.81    4,766,655     58,105,625     9.28%      9.55%      0.97%
            2003                   0.75%    1.00%      10.40     12.62    3,715,110     41,484,845    31.11%     31.44%      1.20%

AMERICAN FUNDS INTERNATIONAL
   CLASS 2
            2007                   0.50%    1.00%      17.50     24.31    2,749,494     57,707,080    18.83%     19.42%      1.61%
            2006                   0.50%    1.00%      14.65     20.46    2,325,308     41,733,581    17.80%     18.38%      1.75%
            2005                   0.50%    1.00%      13.16     17.37    1,959,489     30,470,221    20.30%     20.90%      1.72%
            2004                   0.50%    1.00%      13.01     14.44    1,290,799     17,137,258    18.13%     18.43%      1.65%
            2003                   0.75%    1.00%      10.99     12.22      596,867      6,737,992    33.52%     33.84%      1.90%

DELAWARE VIPT CAPITAL RESERVES
            2007                   0.50%    0.90%      10.67     10.92       20,715        224,789     3.53%      3.97%      4.83%
            2006                   0.50%    0.90%      10.46     10.50       11,544        120,701     3.78%      4.05%      4.52%
            2005  7/13/05          0.50%    0.75%      10.08     10.09        4,896         49,341     0.21%      0.44%      1.97%

DELAWARE VIPT DIVERSIFIED INCOME
            2007                   0.50%    0.90%      11.51     12.57    1,032,963     12,358,079     6.67%      7.10%      2.73%
            2006                   0.50%    0.90%      10.75     11.73      679,400      7,668,721     6.95%      7.38%      1.42%
            2005                   0.50%    0.90%      10.14     10.93      440,376      4,692,653    -1.34%     -0.94%      0.66%
            2004  5/26/04          0.50%    0.90%      10.25     11.03       79,095        871,216     0.62%      9.01%      0.00%

DELAWARE VIPT EMERGING MARKETS
            2007                   0.50%    0.90%      21.96     50.18      779,035     27,909,618    37.61%     38.16%      1.52%
            2006                   0.50%    0.90%      15.89     36.46      659,640     17,993,752    26.00%     26.51%      1.35%
            2005                   0.50%    0.90%      14.56     28.94      631,793     15,081,737    26.34%     26.85%      0.29%
            2004                   0.50%    0.90%      21.04     22.90      302,211      6,330,954    32.28%     32.48%      2.59%
            2003                   0.75%    0.90%      15.89     17.32      196,841      3,323,709    69.02%     69.27%      2.48%

DELAWARE VIPT HIGH YIELD
            2007                   0.50%    1.00%      12.03     17.47    1,007,976     14,413,211     1.77%      2.28%      6.42%
            2006                   0.50%    1.00%      11.81     17.17      923,725     13,098,859    11.33%     11.89%      6.34%
            2005                   0.50%    1.00%      10.60     15.42      771,649     10,057,594     2.55%      3.07%      6.37%
            2004                   0.50%    1.00%      10.93     15.04      693,889      9,065,390    13.11%     13.39%      5.50%
            2003                   0.75%    1.00%       9.64     13.30      573,981      6,418,558    27.48%     27.78%      5.06%

DELAWARE VIPT REIT
            2007                   0.50%    0.90%      12.22     31.18    1,235,576     23,556,721   -14.71%    -14.37%      1.38%
            2006                   0.50%    0.90%      14.27     36.55    1,186,561     28,721,416    31.44%     31.97%      1.81%
            2005                   0.50%    0.90%      11.64     27.81    1,021,761     19,807,181     6.21%      6.64%      1.83%
            2004                   0.50%    0.90%      16.15     26.18      963,937     19,156,672    30.20%     30.40%      2.06%
            2003                   0.75%    0.90%      12.40     20.11      749,573     11,829,767    32.82%     33.02%      2.12%

DELAWARE VIPT SMALL CAP VALUE
            2007                   0.50%    1.00%      12.32     25.23    2,175,595     39,581,908    -7.55%     -7.09%      0.50%
            2006                   0.50%    1.00%      13.26     27.26    2,116,606     43,419,194    15.04%     15.61%      0.24%
            2005                   0.50%    1.00%      12.08     23.67    1,958,046     36,186,924     8.33%      8.87%      0.36%
            2004                   0.50%    1.00%      14.45     21.83    1,861,598     32,820,027    20.28%     20.57%      0.20%
            2003                   0.75%    1.00%      12.00     18.13    1,439,653     21,938,961    40.57%     40.92%      0.36%

DELAWARE VIPT TREND
            2007                   0.50%    1.00%      13.38     21.17    1,362,908     22,380,539     9.65%     10.20%      0.00%
            2006                   0.50%    1.00%      12.19     19.27    1,490,436     22,253,238     6.52%      7.06%      0.00%
            2005                   0.50%    1.00%      11.43     18.06    1,557,042     22,013,285     4.81%      5.33%      0.00%
            2004                   0.50%    1.00%      11.63     17.19    1,636,004     22,221,023    11.49%     11.76%      0.00%
            2003                   0.75%    1.00%      10.41     15.39    1,491,305     18,421,491    33.77%     34.09%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT U.S. GROWTH
            2007                  0.50%    0.90%    $11.85    $14.51       74,970  $   945,719     11.55%     12.00%       0.00%
            2006                  0.50%    0.90%     10.92     12.95       70,620      807,836      1.40%      1.80%       0.00%
            2005                  0.50%    0.90%     10.75     12.43       74,695      836,244     13.62%     14.08%       0.54%
            2004                  0.50%    0.90%      9.45      9.81       54,807      534,228      2.37%      2.53%       0.12%
            2003                  0.75%    0.90%      9.35      9.57       17,308      164,052     22.64%     22.83%       0.12%

DELAWARE VIPT VALUE
            2007                  0.50%    0.90%     12.74     15.21    1,049,683   15,121,334     -3.59%     -3.21%       1.52%
            2006                  0.50%    0.90%     13.17     15.75      915,132   13,833,284     22.99%     23.48%       1.36%
            2005                  0.50%    0.90%     11.39     12.79      617,122    7,687,908      5.08%      5.50%       1.47%
            2004                  0.50%    0.90%     11.83     12.15      371,986    4,474,824     13.90%     14.07%       1.47%
            2003                  0.75%    0.90%     10.37     10.65      239,935    2,536,779     27.15%     27.34%       0.92%

DWS VIP EAFE EQUITY INDEX
            2004                  0.50%    0.90%      8.88     12.18      474,562    4,940,125     18.00%     18.18%       2.28%
            2003                  0.75%    0.90%      7.53     10.31      438,408    3,753,928     32.16%     32.36%       3.89%

DWS VIP EQUITY 500 INDEX
            2007                  0.50%    0.90%     11.60     14.76    4,784,358   60,636,247      4.35%      4.77%       1.50%
            2006                  0.50%    0.90%     11.10     14.13    4,914,527   59,499,412     14.49%     14.95%       1.18%
            2005                  0.50%    0.90%      9.68     12.32    5,441,256   57,222,262      3.74%      4.15%       1.53%
            2004                  0.50%    0.90%      9.32     11.86    5,763,380   58,157,558      9.60%      9.77%       1.10%
            2003                  0.75%    0.90%      8.49     10.80    5,582,819   50,954,438     27.01%     27.20%       1.18%

DWS VIP SMALL CAP INDEX
            2007                  0.50%    0.90%     13.03     18.52      862,949   13,621,697     -2.78%     -2.39%       0.86%
            2006                  0.50%    0.90%     13.35     19.05      855,091   13,991,020     16.44%     16.91%       0.63%
            2005                  0.50%    0.90%     11.57     16.36      788,123   11,235,210      3.33%      3.74%       0.61%
            2004                  0.50%    0.90%     13.39     15.83      772,863   10,954,179     16.70%     16.88%       0.42%
            2003                  0.75%    0.90%     11.46     13.57      649,424    7,989,559     45.11%     45.33%       0.81%

FIDELITY VIP ASSET MANAGER
            2007                  0.80%    0.80%     14.81     14.81       58,676      869,220     14.58%     14.58%       6.16%
            2006                  0.80%    0.80%     12.93     12.93       57,892      748,450      6.46%      6.46%       2.62%
            2005                  0.80%    0.80%     12.14     12.14       60,501      734,702      3.22%      3.22%       2.76%
            2004                  0.80%    0.80%     11.77     11.77       72,589      854,036      4.63%      4.63%       2.68%
            2003                  0.80%    0.80%     11.24     11.24       76,514      860,396     17.04%     17.04%       3.45%

FIDELITY VIP CONTRAFUND SERVICE CLASS
            2007                  0.50%    0.90%     15.48     19.27    3,475,642   61,663,183     16.46%     16.92%       0.90%
            2006                  0.50%    0.90%     13.24     16.53    3,133,407   48,418,152     10.59%     11.03%       1.15%
            2005                  0.50%    0.90%     12.55     14.92    2,603,278   36,885,328     15.80%     16.26%       0.18%
            2004                  0.50%    0.90%     12.11     12.87    2,014,251   24,995,490     14.31%     14.48%       0.23%
            2003                  0.75%    0.90%     10.58     11.24    1,673,784   18,101,114     27.20%     27.39%       0.33%

FIDELITY VIP EQUITY-INCOME
            2007                  0.80%    0.80%     16.28     16.28      296,277    4,822,136      0.72%      0.72%       1.76%
            2006                  0.80%    0.80%     16.16     16.16      334,521    5,405,561     19.24%     19.24%       3.31%
            2005                  0.80%    0.80%     13.55     13.55      402,396    5,453,343      5.02%      5.02%       1.61%
            2004                  0.80%    0.80%     12.90     12.90      421,341    5,437,053     10.64%     10.64%       1.57%
            2003                  0.80%    0.80%     11.66     11.66      427,784    4,989,282     29.29%     29.29%       1.80%

FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2007                  0.50%    1.00%     13.52     16.24      511,636    7,701,467      0.42%      0.91%       1.72%
            2006                  0.50%    1.00%     13.45     16.17      507,718    7,598,666     18.89%     19.48%       3.21%
            2005                  0.50%    1.00%     11.30     13.60      490,143    6,161,370      4.71%      5.24%       1.39%
            2004                  0.50%    1.00%     12.00     12.99      412,976    4,987,854     10.28%     10.55%       1.42%
            2003                  0.75%    1.00%     10.87     11.78      315,071    3,452,894     28.94%     29.25%       1.14%

FIDELITY VIP GROWTH SERVICE CLASS
            2007                  0.50%    0.90%      8.98     15.20      888,887    9,997,190     25.73%     26.24%       0.62%
            2006                  0.50%    0.90%      7.14     12.07      865,736    7,531,657      5.78%      6.20%       0.27%
            2005                  0.50%    0.90%      6.75     11.39      874,064    7,058,638      4.73%      5.15%       0.38%
            2004                  0.50%    0.90%      6.45     10.86      860,538    6,473,006      2.34%      2.49%       0.16%
            2003                  0.75%    0.90%      6.30     10.60      764,235    5,460,425     31.59%     31.79%       0.17%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT      FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)      RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH OPPORTUNITIES
   SERVICE CLASS
            2007                    0.75%    0.90%    $10.26    $13.52      424,150  $4,452,849     21.94%     22.12%       0.00%
            2006                    0.75%    0.90%      8.40     11.07      450,665   3,878,868      4.36%      4.51%       0.70%
            2005                    0.75%    0.90%      8.04     10.59      559,457   4,579,023      7.89%      8.05%       0.82%
            2004                    0.75%    0.90%      7.44      9.80      583,852   4,435,752      6.10%      6.26%       0.47%
            2003                    0.75%    0.90%      7.00      9.22      603,056   4,305,467     28.50%     28.69%       0.63%

FIDELITY VIP HIGH INCOME SERVICE CLASS
            2007                    0.75%    0.90%     11.24     14.34      139,905   1,628,414      1.74%      1.89%       8.35%
            2006                    0.75%    0.90%     11.05     14.08      140,532   1,610,780     10.18%     10.35%       7.39%
            2005                    0.75%    0.90%     10.03     12.76      165,831   1,714,771      1.60%      1.76%      16.08%
            2004                    0.75%    0.90%      9.87     12.54      273,178   2,754,143      8.49%      8.65%       8.34%
            2003                    0.75%    0.90%      9.10     11.54      288,482   2,676,502     25.83%     26.02%       5.44%

FIDELITY VIP INVESTMENT GRADE BOND
            2007                    0.80%    0.80%     15.70     15.70      161,347   2,532,753      3.52%      3.52%       4.08%
            2006                    0.80%    0.80%     15.16     15.16      174,935   2,652,791      3.52%      3.52%       3.97%
            2005                    0.80%    0.80%     14.65     14.65      178,343   2,612,574      1.38%      1.38%       3.68%
            2004                    0.80%    0.80%     14.45     14.45      185,382   2,678,797      3.62%      3.62%       4.30%
            2003                    0.80%    0.80%     13.94     13.94      211,232   2,945,598      4.37%      4.37%       4.24%

FIDELITY VIP MID CAP SERVICE CLASS
            2007                    0.50%    0.90%     12.07     15.72      494,616   7,535,268     14.45%     15.10%       0.71%
            2006                    0.50%    0.90%     13.57     13.66      251,713   3,368,823     11.58%     12.03%       0.15%
            2005  6/2/05            0.50%    0.90%     12.16     12.19       76,026     925,977     -0.84%     16.52%       0.00%

FIDELITY VIP OVERSEAS SERVICE CLASS
            2007                    0.50%    0.90%     17.07     21.12      356,920   6,803,849     16.16%     16.62%       3.36%
            2006                    0.50%    0.90%     14.64     18.15      290,728   4,819,727     16.89%     17.39%       0.68%
            2005                    0.50%    0.90%     13.08     15.51      225,598   3,312,085     17.91%     18.38%       0.49%
            2004                    0.50%    0.90%     12.26     13.13      147,382   1,861,724     12.47%     12.64%       0.89%
            2003                    0.75%    0.90%     10.90     11.66       55,890     632,379     41.92%     42.14%       0.36%

FTVIPT FRANKLIN INCOME SECURITIES
            2007                    0.50%    0.90%     11.63     11.70      313,897   3,611,934      3.08%      3.49%       3.37%
            2006  6/20/06           0.50%    0.90%     11.28     11.31       67,037     757,381      6.73%     12.84%       0.00%

FTVIPT FRANKLIN SMALL-MID CAP
   GROWTH SECURITIES
            2007                    0.50%    1.00%     13.43     16.30      675,263   9,847,537     10.40%     10.95%       0.00%
            2006                    0.50%    1.00%     12.16     14.76      542,178   7,244,545      7.87%      8.41%       0.00%
            2005                    0.50%    1.00%     11.30     13.69      483,307   6,037,721      4.04%      4.56%       0.00%
            2004                    0.50%    1.00%     11.70     13.15      368,961   4,494,761     10.59%     10.87%       0.00%
            2003                    0.75%    1.00%     10.55     11.89      308,700   3,384,540     36.25%     36.58%       0.00%

FTVIPT MUTUAL SHARES SECURITIES
            2007                    0.50%    0.90%     11.65     11.73      245,698   2,856,336      2.79%      3.21%       1.57%
            2006  6/16/06           0.50%    0.90%     11.34     11.37       65,437     742,684      5.30%     14.90%       0.00%

FTVIPT TEMPLETON FOREIGN SECURITIES
            2007                    0.80%    0.80%     18.24     18.24      226,059   4,124,438     14.87%     14.87%       2.08%
            2006                    0.80%    0.80%     15.88     15.88      252,347   4,008,202     20.73%     20.73%       1.37%
            2005                    0.80%    0.80%     13.16     13.16      267,099   3,514,129      9.60%      9.60%       1.29%
            2004                    0.80%    0.80%     12.00     12.00      296,333   3,557,383     17.93%     17.93%       1.17%
            2003                    0.80%    0.80%     10.18     10.18      323,559   3,293,782     31.50%     31.50%       1.91%

FTVIPT TEMPLETON FOREIGN SECURITIES
   CLASS 2
            2007                    0.75%    0.90%     16.70     17.60      449,769   7,765,062     14.42%     14.59%       1.97%
            2006                    0.75%    0.90%     14.58     15.38      483,284   7,282,249     20.36%     20.54%       1.21%
            2005                    0.75%    0.90%     12.09     12.78      559,713   6,992,790      9.18%      9.35%       1.16%
            2004                    0.75%    0.90%     11.06     11.70      580,633   6,633,509     17.47%     17.64%       1.06%
            2003                    0.75%    0.90%      9.40      9.96      565,732   5,497,116     31.03%     31.23%       1.71%

FTVIPT TEMPLETON GLOBAL ASSET
   ALLOCATION
            2007                    0.80%    0.80%     20.89     20.89       41,692     870,816      9.44%      9.44%      16.99%
            2006                    0.80%    0.80%     19.08     19.08       51,499     982,852     20.42%     20.42%       7.62%
            2005                    0.80%    0.80%     15.85     15.85       60,248     954,825      3.03%      3.03%       4.01%
            2004                    0.80%    0.80%     15.38     15.38       58,431     898,836     15.01%     15.01%       2.94%
            2003                    0.80%    0.80%     13.37     13.37       44,022     588,802     31.26%     31.26%       2.74%

                                MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES
            2007                 0.50%    0.90%    $11.62    $12.39      333,508   $ 4,078,634    10.28%     10.72%      2.70%
            2006                 0.50%    0.90%     11.12     11.19      129,179     1,441,916    12.13%     12.58%      2.92%
            2005      6/2/05     0.50%    0.90%      9.92      9.94       67,928       675,128    -0.48%      1.69%      0.36%

FTVIPT TEMPLETON GROWTH SECURITIES
            2007                 0.50%    0.90%     13.77     20.36      607,307     9,850,621     1.63%      2.04%      1.48%
            2006                 0.50%    0.90%     13.49     20.01      599,467     9,693,624    21.11%     21.59%      1.43%
            2005                 0.50%    0.90%     11.83     16.51      514,487     7,027,823     8.08%      8.51%      1.17%
            2004                 0.50%    0.90%     11.99     15.26      446,802     5,700,642    15.21%     15.38%      1.25%
            2003                 0.75%    0.90%     10.41     13.23      316,203     3,544,172    31.43%     31.63%      1.63%

FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2007                 0.75%    0.90%     15.86     20.14      191,240     3,716,605     1.43%      1.58%      1.21%
            2006                 0.75%    0.90%     15.61     19.86      260,667     4,987,443    20.72%     20.90%      1.32%
            2005                 0.75%    0.90%     12.91     16.45      271,772     4,304,206     7.89%      8.05%      1.13%
            2004                 0.75%    0.90%     11.95     15.25      264,563     3,879,934    14.99%     15.16%      1.21%
            2003                 0.75%    0.90%     10.38     13.26      216,959     2,765,506    30.95%     31.15%      1.43%

JANUS ASPEN SERIES BALANCED
            2007                 0.75%    0.90%     14.15     15.69      856,695    13,155,059     9.55%      9.71%      2.57%
            2006                 0.75%    0.90%     12.90     14.33      893,064    12,509,778     9.73%      9.89%      2.10%
            2005                 0.75%    0.90%     11.74     13.06    1,027,833    13,105,959     6.98%      7.14%      2.25%
            2004                 0.75%    0.90%     10.95     12.20    1,151,972    13,708,028     7.55%      7.72%      2.23%
            2003                 0.75%    0.90%     10.17     11.35    1,291,957    14,293,025    13.03%     13.20%      2.14%

JANUS ASPEN SERIES BALANCED SERVICE SHARES
            2007                 0.50%    0.90%     13.42     14.74      489,711     7,148,113     9.30%      9.74%      2.28%
            2006                 0.50%    0.90%     12.28     13.47      509,243     6,793,161     9.43%      9.86%      1.89%
            2005                 0.50%    0.90%     11.26     12.29      583,216     7,107,234     6.70%      7.12%      2.19%
            2004                 0.50%    0.90%     11.35     11.50      512,787     5,868,923     7.32%      7.48%      2.37%
            2003                 0.75%    0.90%     10.57     10.70      448,540     4,784,416    12.70%     12.87%      2.08%

JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE SHARES
            2007                 0.75%    0.90%      5.05      9.28      340,300     1,784,359    20.61%     20.79%      0.35%
            2006                 0.75%    0.90%      4.19      7.68      340,533     1,481,348     6.86%      7.02%      0.00%
            2005                 0.75%    0.90%      3.92      7.18      370,850     1,521,215    10.55%     10.72%      0.00%
            2004                 0.75%    0.90%      3.55      6.48      412,417     1,524,164    -0.33%     -0.18%      0.00%
            2003                 0.75%    0.90%      3.56      6.50      397,855     1,487,613    45.16%     45.38%      0.00%

JANUS ASPEN SERIES MID CAP GROWTH SERVICE SHARES
            2007                 0.50%    0.90%     16.77     20.43      304,947     5,740,723    20.65%     21.13%      0.08%
            2006                 0.50%    0.90%     13.90     16.91      228,123     3,516,757    12.29%     12.74%      0.00%
            2005                 0.50%    0.90%     12.38     15.03      250,505     3,439,648    11.02%     11.47%      0.00%
            2004                 0.50%    0.90%     11.62     13.52      200,566     2,488,825    19.40%     19.58%      0.00%
            2003                 0.75%    0.90%      9.73     11.31      123,696     1,274,455    33.56%     33.76%      0.00%

JANUS ASPEN SERIES WORLDWIDE GROWTH
            2007                 0.75%    0.90%     10.76     12.34    1,200,110    14,510,684     8.65%      8.81%      0.75%
            2006                 0.75%    0.90%      9.89     11.34    1,291,657    14,362,127    17.14%     17.32%      1.75%
            2005                 0.75%    0.90%      8.43      9.67    1,418,366    13,440,012     4.92%      5.07%      1.37%
            2004                 0.75%    0.90%      8.02      9.20    1,569,533    14,169,637     3.84%      4.00%      1.00%
            2003                 0.75%    0.90%      7.71      8.85    1,770,271    15,368,723    22.88%     23.06%      1.11%

JANUS ASPEN SERIES WORLDWIDE GROWTH SERVICE SHARES
            2007                 0.75%    0.90%     13.28     13.67      248,332     3,350,266     8.38%      8.55%      0.56%
            2006                 0.75%    0.90%     12.25     12.60      275,922     3,431,008    16.88%     17.06%      1.64%
            2005                 0.75%    0.90%     10.48     10.76      287,389     3,054,651     4.62%      4.78%      1.16%
            2004                 0.75%    0.90%     10.02     10.27      334,656     3,398,641     3.59%      3.75%      0.93%
            2003                 0.75%    0.90%      9.67      9.90      319,416     3,124,511    22.57%     22.76%      0.92%

LINCOLN VIPT BARON GROWTH OPPORTUNITIES
            2007      6/7/07     0.50%    0.90%     10.41     13.63      14,413       174,585     -3.31%     -2.19%      0.00%

LINCOLN VIPT BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2007                 0.50%    0.90%     10.93     22.40      369,942     6,523,714     2.49%      2.90%      0.00%
            2006                 0.50%    0.90%     17.10     21.85      315,556     6,189,319    14.49%     14.66%      0.00%
            2005                 0.75%    0.90%     14.91     19.09      330,460     5,780,762     2.44%      2.59%      0.00%
            2004                 0.75%    0.90%     14.54     18.63      332,877     5,640,416    24.51%     24.70%      0.00%
            2003                 0.75%    0.90%     11.66     14.96      306,309     4,162,432    28.85%     29.04%      0.00%

                                MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT CAPITAL GROWTH
            2007     9/11/07     0.50%    0.60%    $10.78    $10.79          284   $     3,063     1.62%      7.52%      0.13%

LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE
            2007     6/13/07     0.50%    0.90%      8.27      8.29      226,750     1,877,620   -13.91%     -7.26%      0.60%

LINCOLN VIPT CORE
            2006                 0.50%    0.90%     11.84     11.92       14,085       167,585    12.92%     13.38%      0.98%
            2005      9/7/05     0.50%    0.90%     10.49     10.51        1,772        18,624     1.39%      3.56%      0.35%

LINCOLN VIPT DELAWARE BOND
            2007                 0.50%    1.00%     11.04     16.01    4,094,308    55,685,397     4.40%      4.92%      5.12%
            2006                 0.50%    1.00%     10.52     15.30    3,729,565    49,024,509     3.67%      4.19%      4.61%
            2005                 0.50%    1.00%     10.20     14.72    3,239,974    41,896,349     1.62%      2.13%      4.28%
            2004                 0.50%    1.00%     11.79     14.45    2,769,349    36,532,839     4.25%      4.52%      4.12%
            2003                 0.75%    1.00%     11.30     13.82    2,498,495    32,267,258     6.22%      6.48%      4.37%

LINCOLN VIPT DELAWARE GROWTH AND INCOME
            2007                 0.50%    0.90%     12.59     12.73       88,104     1,105,939     5.17%      5.59%      1.26%
            2006                 0.50%    0.90%     12.03     12.05       53,981       648,125    11.69%     11.80%      1.55%
            2005     7/22/05     0.50%    0.60%     10.77     10.78        1,083        11,675     1.14%      4.83%      2.07%

LINCOLN VIPT DELAWARE SOCIAL AWARENESS
            2007                 0.50%    0.90%     12.91     15.57      265,618     3,717,236     2.04%      2.45%      0.87%
            2006                 0.50%    0.90%     12.60     15.23      263,463     3,602,334    11.30%     11.75%      0.92%
            2005                 0.50%    0.90%     11.49     13.66      247,210     3,020,847    11.02%     11.47%      0.90%
            2004                 0.50%    0.90%     10.33     12.29      211,560     2,299,740    11.69%     11.86%      1.02%
            2003                 0.75%    0.90%      9.24     10.99      190,211     1,824,641    30.68%     30.88%      0.95%

LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES
            2007      7/6/07     0.50%    0.90%      9.20      9.22       10,976       101,067    -8.87%      1.05%      1.55%

LINCOLN VIPT FI EQUITY-INCOME
            2007                 0.50%    0.90%     12.34     16.05      428,276     6,085,884     3.42%      3.83%      1.22%
            2006                 0.50%    0.90%     11.93     15.52      423,391     5,842,308    10.25%     10.71%      1.31%
            2005                 0.50%    0.90%     11.75     14.07      412,915     5,198,551     3.56%      3.71%      1.18%
            2004                 0.75%    0.90%     11.32     13.59      415,672     5,087,500     8.78%      8.95%      1.11%
            2003                 0.75%    0.90%     10.39     12.49      409,366     4,588,426    31.16%     31.35%      1.14%

LINCOLN VIPT GROWTH
            2006                 0.50%    0.90%     12.00     12.02        5,574        66,933     5.54%      5.65%      0.00%
            2005     7/13/05     0.50%    0.60%     11.37     11.38        1,875        21,340    -0.76%      7.49%      0.00%

LINCOLN VIPT GROWTH OPPORTUNITIES
            2006                 0.50%    0.90%     13.43     13.45        5,894        79,115     9.51%      9.62%      0.00%
            2005     7/25/05     0.50%    0.60%     12.26     12.27          489         6,003     3.01%      5.88%      0.00%

LINCOLN VIPT JANUS CAPITAL APPRECIATION
            2007                 0.50%    0.90%     10.49     14.84      638,505     7,057,440    19.34%     19.82%      0.28%
            2006                 0.50%    0.90%      8.79     12.42      637,508     5,806,622     8.68%      9.13%      0.19%
            2005                 0.50%    0.90%      8.09     11.41      681,042     5,669,248     3.27%      3.68%      0.21%
            2004                 0.50%    0.90%      7.83     11.03    1,008,127     8,028,411     4.34%      4.50%      0.00%
            2003                 0.75%    0.90%      7.51     10.56    1,001,397     7,619,032    31.27%     31.47%      0.00%

LINCOLN VIPT MARSICO INTERNATIONAL GROWTH
            2007     6/29/07     0.50%    0.90%     11.21     11.24       72,245       811,137    -0.35%     15.97%      1.57%

LINCOLN VIPT MFS VALUE
            2007      8/7/07     0.50%    0.90%      9.77      9.79       18,277       178,775    -2.54%      3.19%      1.52%

LINCOLN VIPT MID-CAP GROWTH
            2007     7/16/07     0.50%    0.90%     11.01     11.04       13,954       153,986    -2.02%      5.89%      0.00%

LINCOLN VIPT MID-CAP VALUE
            2007     6/20/07     0.50%    0.90%      8.69      8.71       74,959       652,549   -15.27%     -7.42%      0.26%

LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
            2007                 0.50%    0.90%     16.38     24.32    1,112,617    23,340,870    10.49%     10.93%      2.07%
            2006                 0.50%    0.90%     14.77     21.97    1,011,598    19,411,607    28.84%     29.36%      3.19%
            2005                 0.50%    0.90%     12.23     17.03      758,771    11,453,277    11.54%     11.98%      2.62%
            2004                 0.50%    0.90%     13.72     15.25      285,082     3,990,440    19.85%     20.03%      1.31%
            2003                 0.75%    0.90%     11.45     12.70      125,826     1,487,220    40.35%     40.56%      2.57%

                                MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT MONEY MARKET
            2007                 0.50%    0.90%    $10.99    $12.79    4,117,683   $47,169,046     4.03%      4.44%      4.85%
            2006                 0.50%    0.90%     10.56     12.28    3,687,559    41,074,646     3.74%      4.16%      4.60%
            2005                 0.50%    0.90%     10.18     11.82    3,272,520    35,376,424     1.87%      2.28%      2.77%
            2004                 0.50%    0.90%     10.00     11.60    3,162,521    33,594,587    -0.02%      0.13%      0.86%
            2003                 0.75%    0.90%     10.00     11.59    4,409,924    46,813,138    -0.22%     -0.07%      0.69%

LINCOLN VIPT S&P 500 INDEX
            2007     4/27/07     0.50%    0.90%      9.69     11.95      120,389     1,397,673    -3.60%     -0.29%      2.05%

LINCOLN VIPT SMALL-CAP INDEX
            2007     6/26/07     0.50%    0.90%      9.20      9.22       31,559       290,854    -8.71%      1.65%      0.98%

LINCOLN VIPT T. ROWE PRICE GROWTH STOCK
            2007      7/2/07     0.50%    0.90%      9.98     10.01       22,895       228,895    -5.41%      5.17%      0.33%

LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH
            2007                 0.50%    0.90%     14.15     15.63      107,858     1,593,196    12.57%     13.02%      0.00%
            2006                 0.50%    0.90%     12.52     13.86       39,575       527,916     8.30%      8.74%      0.00%
            2005                 0.50%    0.90%     12.18     12.78       32,958       410,348     8.83%      9.26%      0.00%
            2004                 0.50%    0.90%     11.19     11.72       26,784       305,886    12.65%     12.82%      0.00%
            2003                 0.75%    0.90%      9.93     10.39       13,346       135,291    31.44%     31.63%      0.00%

LINCOLN VIPT TEMPLETON GROWTH
            2007      7/6/07     0.50%    0.90%      9.85      9.87        7,824        77,213    -4.15%      7.45%      2.24%

LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
            2007                 0.50%    0.90%     13.10     15.35      204,110     2,860,611     5.42%      5.84%      1.74%
            2006                 0.50%    0.90%     12.37     14.54      159,723     2,165,884    13.48%     13.94%      1.41%
            2005                 0.50%    0.90%     11.58     12.80      130,730     1,576,476     5.85%      6.27%      1.28%
            2004                 0.50%    0.90%     10.93     12.07      117,555     1,329,816    12.52%     12.69%      1.76%
            2003                 0.75%    0.90%      9.70     10.71       96,740       957,721    19.32%     19.50%      3.23%

LINCOLN VIPT VALUE OPPORTUNITIES
            2007     9/20/07     0.50%    0.60%      9.43      9.44        1,244        11,735    -6.60%     -1.99%      0.16%

LINCOLN VIPT WILSHIRE 2010 PROFILE
            2007     9/14/07     0.50%    0.50%     10.53     10.53          684         7,200     3.68%      3.68%      0.46%

LINCOLN VIPT WILSHIRE 2020 PROFILE
            2007     10/5/07     0.50%    0.60%     10.36     10.37        1,201        12,441    -0.34%      0.22%      0.38%

LINCOLN VIPT WILSHIRE 2030 PROFILE
            2007     7/20/07     0.50%    0.90%     10.45     10.48       18,646       195,259    -0.03%      4.84%      0.52%

LINCOLN VIPT WILSHIRE 2040 PROFILE
            2007     8/17/07     0.50%    0.90%     10.28     10.30       18,079       186,184    -3.41%      7.38%      0.91%

LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE
            2007                 0.50%    0.90%     14.37     14.52      248,522     3,586,104    10.02%     10.46%      1.13%
            2006                 0.50%    0.90%     13.06     13.15       97,709     1,282,590    15.50%     15.96%      1.06%
            2005     6/15/05     0.50%    0.90%     11.31     11.34       13,081       148,138     3.23%      8.67%      0.00%

LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE
            2007                 0.50%    0.90%     12.19     12.32      161,649     1,988,703     6.81%      7.24%      3.49%
            2006                 0.50%    0.90%     11.41     11.47       14,124       161,888     8.36%      8.69%      1.75%
            2005    10/14/05     0.60%    0.90%     10.53     10.55        3,833        40,388     1.87%      2.75%      0.00%

LINCOLN VIPT WILSHIRE MODERATE PROFILE
            2007                 0.50%    0.90%     12.99     13.13    1,331,965    17,424,811     8.29%      8.72%      1.58%
            2006                 0.50%    0.90%     12.00     12.08      853,856    10,300,685    11.03%     11.48%      1.22%
            2005      7/8/05     0.50%    0.90%     10.81     10.83      462,412     5,008,456     1.28%      4.30%      0.00%

LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE
            2007                 0.50%    0.90%     13.57     13.71    1,408,883    19,114,010     8.83%      9.26%      1.97%
            2006                 0.50%    0.90%     12.47     12.55      595,647     7,466,422    13.12%     13.57%      1.43%
            2005     6/17/05     0.50%    0.90%     11.02     11.05      190,526     2,104,287     1.92%      5.70%      0.00%

M FUND BRANDES INTERNATIONAL EQUITY
            2007                 0.50%    0.90%     15.75     26.21      155,389     2,816,997     7.04%      7.47%      2.21%
            2006                 0.50%    0.90%     14.65     24.45      129,365     2,247,144    25.65%     26.15%      1.55%
            2005                 0.50%    0.90%     12.70     19.43      107,617     1,508,085     9.56%     10.00%      2.47%
            2004                 0.50%    0.90%     17.66     17.71       22,323       390,111    22.88%     23.07%      1.69%
            2003      8/6/03     0.75%    0.90%     14.37     14.39        3,400        48,903     9.97%     28.66%      1.23%

                                MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
M FUND BUSINESS OPPORTUNITY VALUE
            2007                 0.50%    0.90%    $13.22    $19.10       79,888   $ 1,156,518     4.50%      4.91%      0.70%
            2006                 0.50%    0.90%     12.60     18.25       62,077       881,219    12.87%     13.32%      0.62%
            2005                 0.50%    0.90%     12.43     16.14       42,021       540,753     6.84%      7.27%      1.15%
            2004                 0.50%    0.90%     15.05     15.05          819        10,760    21.50%     21.50%      2.62%
            2003    12/11/03     0.90%    0.90%     12.39     12.39            6            70     4.61%      4.61%      0.00%

M FUND FRONTIER CAPITAL APPRECIATION
            2007                 0.50%    0.90%     15.88     22.36       53,180       930,893    10.91%     11.36%      0.00%
            2006                 0.50%    0.90%     14.26     20.13       48,022       795,824    15.30%     15.77%      0.00%
            2005                 0.50%    0.90%     12.99     17.44       21,666       347,327    14.10%     14.55%      0.00%
            2004                 0.50%    0.90%     15.22     15.26       14,433       217,149     8.35%      8.51%      0.00%
            2003      8/6/03     0.75%    0.90%     14.05     14.06        3,381        47,537     8.33%     25.31%      0.00%

M FUND TURNER CORE GROWTH
            2007                 0.50%    0.90%     15.52     20.38       88,839     1,517,965    21.33%     21.82%      0.41%
            2006                 0.50%    0.90%     12.74     16.77       75,855     1,084,471     7.55%      7.98%      0.65%
            2005                 0.50%    0.90%     12.86     15.57       68,594       910,852    12.91%     13.35%      0.73%
            2004                 0.50%    0.90%     13.74     13.77       17,186       235,873    10.19%     10.36%      0.45%
            2003      8/6/03     0.75%    0.90%     12.47     12.48        2,690        33,584     3.92%     15.88%      0.21%

MFS VIT CORE EQUITY
            2007                 0.50%    0.90%     13.15     14.56       68,662       937,063    10.15%     10.60%      0.33%
            2006                 0.50%    0.90%     11.94     13.17       72,642       902,388    12.78%     13.23%      0.44%
            2005                 0.50%    0.90%     10.59     11.63       68,045       748,013     0.77%      1.18%      0.75%
            2004                 0.50%    0.90%     10.51     11.33       65,843       714,584    11.46%     11.62%      0.37%
            2003                 0.75%    0.90%      9.43     10.15       47,047       452,630    26.25%     26.44%      0.23%

MFS VIT EMERGING GROWTH
            2007                 0.50%    0.90%     11.10     16.23    1,102,410    13,301,982    20.09%     20.57%      0.00%
            2006                 0.50%    0.90%      9.23     13.49    1,167,363    11,734,895     6.92%      7.36%      0.00%
            2005                 0.50%    0.90%      8.62     12.60    1,318,447    12,351,770     8.21%      8.64%      0.00%
            2004                 0.50%    0.90%      7.95     11.63    1,450,598    12,532,454    11.95%     12.12%      0.00%
            2003                 0.75%    0.90%      7.09     10.37    1,492,145    11,504,139    29.06%     29.25%      0.00%

MFS VIT TOTAL RETURN
            2007                 0.50%    1.00%     12.04     17.06    2,088,500    30,358,834     3.18%      3.70%      2.49%
            2006                 0.50%    1.00%     11.61     16.50    2,007,091    28,589,897    10.78%     11.34%      2.32%
            2005                 0.50%    1.00%     10.72     14.87    1,987,322    25,878,371     1.80%      2.31%      1.95%
            2004                 0.50%    1.00%     11.85     14.58    1,721,804    22,546,236    10.22%     10.49%      1.61%
            2003                 0.75%    1.00%     10.73     13.20    1,518,791    18,203,679    15.17%     15.45%      1.60%

MFS VIT UTILITIES
            2007                 0.50%    0.90%     19.48     30.38    1,206,846    28,961,737    26.75%     27.26%      0.90%
            2006                 0.50%    0.90%     15.31     23.93    1,035,763    19,715,668    30.08%     30.60%      2.00%
            2005                 0.50%    0.90%     11.97     18.37    1,128,642    16,432,850    15.79%     16.26%      0.59%
            2004                 0.50%    0.90%     10.32     15.84      834,236    10,778,886    29.04%     29.23%      1.43%
            2003                 0.75%    0.90%      7.99     12.26      765,495     7,676,654    34.68%     34.88%      2.26%

NB AMT MID-CAP GROWTH
            2007                 0.50%    1.00%     14.06     19.05    1,402,411    23,180,503    21.30%     21.93%      0.00%
            2006                 0.50%    1.00%     11.56     15.71    1,432,631    19,406,657    13.57%     14.12%      0.00%
            2005                 0.50%    1.00%     10.15     13.83    1,376,586    16,353,094    12.61%     13.17%      0.00%
            2004                 0.50%    1.00%      8.99     12.28    1,307,449    13,727,168    15.15%     15.44%      0.00%
            2003                 0.75%    1.00%      7.79     10.67    1,151,773    10,401,154    26.81%     27.11%      0.00%

NB AMT PARTNERS
            2007                 0.75%    0.90%     15.48     18.31      174,180     2,825,301     8.36%      8.52%      0.64%
            2006                 0.75%    0.90%     14.27     16.90      182,280     2,723,511    11.24%     11.40%      0.70%
            2005                 0.75%    0.90%     12.81     15.19      192,816     2,580,726    16.99%     17.16%      1.08%
            2004                 0.75%    0.90%     10.93     12.99      134,332     1,544,444    17.91%     18.09%      0.01%
            2003                 0.75%    0.90%      9.26     11.01      153,136     1,491,517    33.88%     34.08%      0.00%

NB AMT REGENCY
            2007                 0.50%    0.90%     13.10     19.18      504,908     8,544,490     2.38%      2.79%      0.45%
            2006                 0.50%    0.90%     12.75     18.71      609,553    10,221,332    10.17%     10.61%      0.42%
            2005                 0.50%    0.90%     12.42     16.95      538,226     8,365,230    11.00%     11.44%      0.09%
            2004                 0.50%    0.90%     13.95     15.25      405,892     5,797,497    21.26%     21.45%      0.02%
            2003                 0.75%    0.90%     11.48     12.56      312,388     3,680,321    34.63%     34.83%      0.00%

                                MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT OPCAP GLOBAL EQUITY
            2007                 0.80%    0.80%    $17.76    $17.76       28,967   $   514,558     6.55%      6.55%      0.86%
            2006                 0.80%    0.80%     16.67     16.67       35,510       592,015    20.10%     20.10%      0.86%
            2005                 0.80%    0.80%     13.88     13.88       52,340       726,576     6.18%      6.18%      0.34%
            2004                 0.80%    0.80%     13.07     13.07       57,126       746,862    11.64%     11.64%      0.52%
            2003                 0.80%    0.80%     11.71     11.71       57,184       669,695    30.50%     30.50%      0.63%
PIMCO VIT OPCAP MANAGED
            2007                 0.80%    0.80%     13.29     13.29       51,991       691,076     2.23%      2.23%      2.10%
            2006                 0.80%    0.80%     13.00     13.00       62,324       810,320     8.78%      8.78%      1.71%
            2005                 0.80%    0.80%     11.95     11.95       66,037       789,317     4.44%      4.44%      1.17%
            2004                 0.80%    0.80%     11.44     11.44       72,567       830,474     9.88%      9.88%      1.39%
            2003                 0.80%    0.80%     10.41     10.41       63,899       665,512    20.78%     20.78%      1.78%
PUTNAM VT GROWTH & INCOME CLASS IB
            2007                 0.75%    0.90%     12.68     13.19      188,022     2,424,905    -6.88%     -6.74%      1.30%
            2006                 0.75%    0.90%     13.62     14.14      237,088     3,272,973    14.87%     15.04%      1.51%
            2005                 0.75%    0.90%     11.86     12.29      227,366     2,728,631     4.29%      4.44%      1.54%
            2004                 0.75%    0.90%     11.37     11.77      213,202     2,448,475    10.12%     10.28%      1.53%
            2003                 0.75%    0.90%     10.32     10.67      190,562     1,984,018    26.24%     26.43%      1.22%
PUTNAM VT HEALTH SCIENCES CLASS IB
            2007                 0.75%    0.90%     11.15     12.45      177,160     2,081,535    -1.49%     -1.34%      0.79%
            2006                 0.75%    0.90%     11.32     12.62      181,608     2,167,284     1.87%      2.02%      0.32%
            2005                 0.75%    0.90%     11.12     12.37      195,975     2,290,195    12.18%     12.35%      0.05%
            2004                 0.75%    0.90%      9.91     11.01      119,267     1,233,697     6.16%      6.32%      0.16%
            2003                 0.75%    0.90%      9.33     10.36      106,719     1,028,200    17.33%     17.50%      0.44%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2007.

                                                        AGGREGATE    AGGREGATE
                                                         COST OF      PROCEEDS
                                                        PURCHASES    FROM SALES
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          $ 1,356,150  $ 2,698,924
AIM V.I. Core Equity                                     1,783,290    3,210,994
AIM V.I. Diversified Income                                166,983      125,932
AIM V.I. International Growth                            1,975,292    2,363,400
ABVPSF Global Technology Class A                         1,107,504      582,633
ABVPSF Growth and Income Class A                         3,938,506    2,833,343
ABVPSF International Value Class A                       4,670,544    1,366,922
ABVPSF Large Cap Growth Class A                            657,291      556,470
ABVPSF Small/Mid Cap Value Class A                       4,700,680    1,981,951
American Century VP Inflation Protection                 2,616,076    1,180,306
American Funds Global Growth Class 2                     6,924,338    2,140,346
American Funds Global Small Capitalization Class 2      10,933,283    6,436,804
American Funds Growth Class 2                           26,470,678   11,668,028
American Funds Growth-Income Class 2                    20,710,616   11,556,353
American Funds International Class 2                    15,778,427    5,706,024
Delaware VIPT Capital Reserves                             230,120      125,443
Delaware VIPT Diversified Income                         5,628,203    1,480,221
Delaware VIPT Emerging Markets                          10,666,869    6,299,589
Delaware VIPT High Yield                                 4,596,011    2,737,508
Delaware VIPT REIT                                      13,224,131    8,201,135
Delaware VIPT Small Cap Value                           12,148,032    9,535,754
Delaware VIPT Trend                                      3,264,597    5,256,630
Delaware VIPT U.S. Growth                                  359,413      322,074
Delaware VIPT Value                                      5,984,064    3,650,413
DWS VIP Equity 500 Index                                 8,689,780    9,827,406
DWS VIP Small Cap Index                                  3,208,094    2,285,198
Fidelity VIP Asset Manager                                 250,719      173,994
Fidelity VIP Contrafund Service Class                   27,226,023    7,557,491
Fidelity VIP Equity-Income                                 848,052    1,052,216
Fidelity VIP Equity-Income Service Class                 1,898,779    1,138,163
Fidelity VIP Growth Service Class                        3,394,557    2,646,351
Fidelity VIP Growth Opportunities Service Class            398,495      684,868
Fidelity VIP High Income Service Class                     323,874      215,708
Fidelity VIP Investment Grade Bond                         624,153      753,409
Fidelity VIP Mid Cap Service Class                       5,099,175    1,310,397
Fidelity VIP Overseas Service Class                      2,668,433      965,313
FTVIPT Franklin Income Securities                        3,280,394      364,765
FTVIPT Franklin Small-Mid Cap Growth Securities          3,761,751    1,408,799
FTVIPT Mutual Shares Securities                          2,605,350      400,078
FTVIPT Templeton Foreign Securities                        495,198      713,473
FTVIPT Templeton Foreign Securities Class 2              1,172,945    1,291,045
FTVIPT Templeton Global Asset Allocation                   470,839      319,514
FTVIPT Templeton Global Income Securities                2,798,198      480,483
FTVIPT Templeton Growth Securities                       2,423,594    1,943,160
FTVIPT Templeton Growth Securities Class 2                 681,718    1,883,685
Janus Aspen Series Balanced                              1,141,431    1,428,084
Janus Aspen Series Balanced Service Shares                 806,964      977,894
Janus Aspen Series Global Technology Service Shares        336,139      343,714
Janus Aspen Series Mid Cap Growth Service Shares         2,033,802      605,783
Janus Aspen Series Worldwide Growth                        813,533    1,905,369
Janus Aspen Series Worldwide Growth Service Shares         305,454      690,168
Lincoln VIPT Baron Growth Opportunities                    201,520       21,832
Lincoln VIPT Baron Growth Opportunities Service Class    2,652,119    1,872,318
Lincoln VIPT Capital Growth                                  3,169          163
Lincoln VIPT Cohen & Steers Global Real Estate           2,861,191      758,139
Lincoln VIPT Core                                           13,886      183,948
Lincoln VIPT Delaware Bond                              12,730,285    6,207,937
Lincoln VIPT Delaware Growth and Income                    537,652      120,915

                                                        AGGREGATE    AGGREGATE
                                                         COST OF      PROCEEDS
                                                        PURCHASES    FROM SALES
-------------------------------------------------------------------------------
Lincoln VIPT Delaware Social Awareness                 $   910,444  $   880,334
Lincoln VIPT Delaware Special Opportunities                108,315        2,672
Lincoln VIPT FI Equity-Income                            1,759,653    1,072,735
Lincoln VIPT Growth                                         56,183      128,999
Lincoln VIPT Growth Opportunities                            8,261       91,168
Lincoln VIPT Janus Capital Appreciation                  1,121,857    1,026,280
Lincoln VIPT Marsico International Growth                  975,121      155,575
Lincoln VIPT MFS Value                                     175,614        4,330
Lincoln VIPT Mid-Cap Growth                                225,382       79,850
Lincoln VIPT Mid-Cap Value                                 913,966      217,809
Lincoln VIPT Mondrian International Value                7,659,194    4,975,412
Lincoln VIPT Money Market                               75,488,725   69,098,330
Lincoln VIPT S&P 500 Index                               1,678,893      252,548
Lincoln VIPT Small-Cap Index                               386,080       89,387
Lincoln VIPT T. Rowe Price Growth Stock                    226,727        2,992
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth     2,147,865    1,185,234
Lincoln VIPT Templeton Growth                               85,111        7,538
Lincoln VIPT UBS Global Asset Allocation                 1,181,886      481,762
Lincoln VIPT Value Opportunities                            12,076          213
Lincoln VIPT Wilshire 2010 Profile                           7,351          420
Lincoln VIPT Wilshire 2020 Profile                          12,610          118
Lincoln VIPT Wilshire 2030 Profile                         199,612        5,962
Lincoln VIPT Wilshire 2040 Profile                         190,214        9,434
Lincoln VIPT Wilshire Aggressive Profile                 2,339,021      215,173
Lincoln VIPT Wilshire Conservative Profile               3,349,842    1,521,969
Lincoln VIPT Wilshire Moderate Profile                  10,320,282    3,953,908
Lincoln VIPT Wilshire Moderately Aggressive Profile     12,864,686    1,946,459
M Fund Brandes International Equity                      1,438,237      593,276
M Fund Business Opportunity Value                          488,594      161,926
M Fund Frontier Capital Appreciation                       410,024      280,101
M Fund Turner Core Growth                                  617,024      337,392
MFS VIT Core Equity                                        210,804      266,074
MFS VIT Emerging Growth                                    927,341    1,768,269
MFS VIT Total Return                                     5,137,906    3,092,078
MFS VIT Utilities                                        9,864,310    4,679,195
NB AMT Mid-Cap Growth                                    3,265,519    3,853,296
NB AMT Partners                                            678,462      526,349
NB AMT Regency                                           2,197,497    3,835,299
PIMCO VIT OPCAP Global Equity                              220,755      207,808
PIMCO VIT OPCAP Managed                                    130,195      206,137
Putnam VT Growth & Income Class IB                         701,811      964,202
Putnam VT Health Sciences Class IB                         346,283      403,166

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2007.

                                                                    NET      FAIR
                                                         SHARES    ASSET    VALUE OF      COST OF
                                                         OWNED     VALUE     SHARES       SHARES
---------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                            735,368  $29.37  $ 21,597,771  $19,360,547
AIM V.I. Core Equity                                     826,602   29.11    24,062,382   20,954,233
AIM V.I. Diversified Income                               90,714    7.80       707,566      814,555
AIM V.I. International Growth                            320,365   33.63    10,773,878    6,381,126
ABVPSF Global Technology Class A                         121,142   20.71     2,508,849    2,039,553
ABVPSF Growth and Income Class A                         633,039   26.82    16,978,108   14,907,551
ABVPSF International Value Class A                       190,927   25.14     4,799,910    4,809,807
ABVPSF Large Cap Growth Class A                           83,517   30.61     2,556,462    2,093,496
ABVPSF Small/Mid Cap Value Class A                       704,391   17.11    12,052,137   11,691,875
American Century VP Inflation Protection                 695,169   10.55     7,334,038    7,144,090

                                                                    NET      FAIR
                                                         SHARES    ASSET    VALUE OF      COST OF
                                                         OWNED     VALUE     SHARES       SHARES
---------------------------------------------------------------------------------------------------
American Funds Global Growth Class 2                     494,827  $25.00  $ 12,370,685  $10,748,788
American Funds Global Small Capitalization Class 2     1,180,816   26.95    31,822,982   23,085,012
American Funds Growth Class 2                          1,781,846   66.72   118,884,767   92,645,647
American Funds Growth-Income Class 2                   2,140,000   42.26    90,436,412   76,039,318
American Funds International Class 2                   2,330,605   24.72    57,612,545   41,722,476
Delaware VIPT Capital Reserves                            23,215    9.67       224,489      224,864
Delaware VIPT Diversified Income                       1,199,377   10.22    12,257,630   11,459,752
Delaware VIPT Emerging Markets                         1,000,042   27.84    27,841,170   18,177,924
Delaware VIPT High Yield                               2,420,789    5.95    14,403,694   13,967,597
Delaware VIPT REIT                                     1,487,361   15.83    23,544,919   26,226,328
Delaware VIPT Small Cap Value                          1,380,638   28.65    39,555,289   37,186,003
Delaware VIPT Trend                                      581,248   38.50    22,378,052   16,843,768
Delaware VIPT U.S. Growth                                105,555    8.96       945,772      799,387
Delaware VIPT Value                                      704,485   21.44    15,104,162   14,009,616
DWS VIP Equity 500 Index                               3,904,301   15.53    60,633,798   48,665,980
DWS VIP Small Cap Index                                  925,960   14.71    13,620,871   12,274,206
Fidelity VIP Asset Manager                                52,487   16.57       869,705      809,606
Fidelity VIP Contrafund Service Class                  2,215,180   27.80    61,582,014   61,153,740
Fidelity VIP Equity-Income                               201,841   23.91     4,826,014    4,837,666
Fidelity VIP Equity-Income Service Class                 322,601   23.82     7,684,363    7,666,986
Fidelity VIP Growth Service Class                        222,311   44.99    10,001,760    7,736,662
Fidelity VIP Growth Opportunities Service Class          199,522   22.32     4,453,331    3,401,910
Fidelity VIP High Income Service Class                   273,382    5.95     1,626,625    1,751,609
Fidelity VIP Investment Grade Bond                       198,543   12.76     2,533,413    2,502,821
Fidelity VIP Mid Cap Service Class                       208,470   35.98     7,500,757    7,083,484
Fidelity VIP Overseas Service Class                      269,522   25.22     6,797,354    5,644,320
FTVIPT Franklin Income Securities                        204,483   17.63     3,605,027    3,626,311
FTVIPT Franklin Small-Mid Cap Growth Securities          420,923   23.39     9,845,377    8,516,079
FTVIPT Mutual Shares Securities                          139,689   20.42     2,852,452    2,902,952
FTVIPT Templeton Foreign Securities                      200,434   20.58     4,124,931    3,170,340
FTVIPT Templeton Foreign Securities Class 2              383,420   20.25     7,764,263    5,366,858
FTVIPT Templeton Global Asset Allocation                  59,045   14.75       870,912    1,007,405
FTVIPT Templeton Global Income Securities                233,152   17.00     3,963,583    3,687,181
FTVIPT Templeton Growth Securities                       628,002   15.68     9,847,066    8,216,387
FTVIPT Templeton Growth Securities Class 2               240,731   15.44     3,716,886    2,938,472
Janus Aspen Series Balanced                              437,819   30.05    13,156,456   10,890,029
Janus Aspen Series Balanced Service Shares               229,933   31.08     7,146,310    5,769,845
Janus Aspen Series Global Technology Service Shares      344,259    5.18     1,783,262    1,400,635
Janus Aspen Series Mid Cap Growth Service Shares         147,342   38.95     5,738,966    4,178,677
Janus Aspen Series Worldwide Growth                      410,653   35.33    14,508,366   13,735,972
Janus Aspen Series Worldwide Growth Service Shares        95,645   35.03     3,350,457    2,491,033
Lincoln VIPT Baron Growth Opportunities                    5,821   29.99       174,539      179,628
Lincoln VIPT Baron Growth Opportunities Service Class    217,827   29.94     6,522,616    5,478,863
Lincoln VIPT Capital Growth                                  111   27.51         3,063        3,007
Lincoln VIPT Cohen & Steers Global Real Estate           231,946    8.05     1,867,400    2,091,774
Lincoln VIPT Delaware Bond                             4,390,974   12.68    55,668,769   56,168,893
Lincoln VIPT Delaware Growth and Income                   29,996   36.86     1,105,567    1,028,961
Lincoln VIPT Delaware Social Awareness                   101,034   36.65     3,703,315    3,150,814
Lincoln VIPT Delaware Special Opportunities                2,404   42.05       101,073      105,531
Lincoln VIPT FI Equity-Income                            358,610   16.97     6,085,619    5,917,376
Lincoln VIPT Janus Capital Appreciation                  291,801   24.17     7,052,823    6,225,470
Lincoln VIPT Marsico International Growth                 44,777   18.07       809,215      815,665
Lincoln VIPT MFS Value                                     6,340   26.42       167,526      171,116
Lincoln VIPT Mid-Cap Growth                               10,723   14.13       151,466      149,817
Lincoln VIPT Mid-Cap Value                                44,395   14.66       650,789      680,164
Lincoln VIPT Mondrian International Value                965,537   24.16    23,330,275   18,473,330
Lincoln VIPT Money Market                              4,711,452   10.00    47,114,522   47,114,522
Lincoln VIPT S&P 500 Index                               134,542   10.32     1,388,207    1,423,724
Lincoln VIPT Small-Cap Index                              14,982   19.10       286,087      293,793
Lincoln VIPT T. Rowe Price Growth Stock                   12,412   18.32       227,325      223,770
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth     118,564   13.44     1,592,909    1,466,373
Lincoln VIPT Templeton Growth                              2,296   33.23        76,290       77,651

                                                                    NET      FAIR
                                                         SHARES    ASSET    VALUE OF      COST OF
                                                         OWNED     VALUE     SHARES       SHARES
---------------------------------------------------------------------------------------------------
Lincoln VIPT UBS Global Asset Allocation                 183,302  $15.59  $  2,857,494  $ 2,638,099
Lincoln VIPT Value Opportunities                             796   14.66        11,674       11,860
Lincoln VIPT Wilshire 2010 Profile                           678   10.61         7,200        6,942
Lincoln VIPT Wilshire 2020 Profile                         1,186   10.49        12,442       12,490
Lincoln VIPT Wilshire 2030 Profile                        18,316   10.66       195,268      193,647
Lincoln VIPT Wilshire 2040 Profile                        17,736   10.50       186,192      181,131
Lincoln VIPT Wilshire Aggressive Profile                 248,993   14.28     3,555,869    3,300,566
Lincoln VIPT Wilshire Conservative Profile               165,571   12.01     1,987,842    1,954,583
Lincoln VIPT Wilshire Moderate Profile                 1,359,184   12.93    17,568,812   16,215,138
Lincoln VIPT Wilshire Moderately Aggressive Profile    1,422,924   13.39    19,047,259   17,977,480
M Fund Brandes International Equity                      152,565   18.45     2,814,829    2,876,107
M Fund Business Opportunity Value                         95,505   12.11     1,156,569    1,175,865
M Fund Frontier Capital Appreciation                      37,567   24.74       929,406      926,331
M Fund Turner Core Growth                                 77,690   19.52     1,516,505    1,297,730
MFS VIT Core Equity                                       54,546   17.18       937,098      721,818
MFS VIT Emerging Growth                                  531,916   25.01    13,303,220   11,267,436
MFS VIT Total Return                                   1,400,437   21.68    30,361,476   27,455,114
MFS VIT Utilities                                        837,933   34.48    28,891,936   19,828,467
NB AMT Mid-Cap Growth                                    813,270   28.50    23,178,186   15,227,192
NB AMT Partners                                          136,042   20.77     2,825,585    2,561,548
NB AMT Regency                                           526,420   16.23     8,543,792    7,434,366
PIMCO VIT OPCAP Global Equity                             35,061   14.81       519,250      532,015
PIMCO VIT OPCAP Managed                                   17,842   38.73       691,016      714,020
Putnam VT Growth & Income Class IB                       104,900   23.12     2,425,289    2,460,542
Putnam VT Health Sciences Class IB                       155,206   13.41     2,081,318    1,874,269

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                         UNITS      UNITS     NET INCREASE
                                                        ISSUED     REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                            278,156    (413,796)    (135,640)
AIM V.I. Core Equity                                     268,693    (402,872)    (134,179)
AIM V.I. Diversified Income                               11,763     (12,267)        (504)
AIM V.I. International Growth                            126,569    (143,103)     (16,534)
ABVPSF Global Technology Class A                          84,553     (48,807)      35,746
ABVPSF Growth and Income Class A                         233,835    (216,718)      17,117
ABVPSF International Value Class A                       368,426    (112,936)     255,490
ABVPSF Large Cap Growth Class A                           56,938     (48,613)       8,325
ABVPSF Small/Mid Cap Value Class A                       264,775    (133,038)     131,737
American Century VP Inflation Protection                 236,470    (127,481)     108,989
American Funds Global Growth Class 2                     401,420    (129,641)     271,779
American Funds Global Small Capitalization Class 2       451,309    (357,249)      94,060
American Funds Growth Class 2                          1,714,765  (1,168,105)     546,660
American Funds Growth-Income Class 2                   1,487,179    (995,873)     491,306
American Funds International Class 2                     828,153    (403,967)     424,186
Delaware VIPT Capital Reserves                            21,319     (12,148)       9,171
Delaware VIPT Diversified Income                         489,247    (135,684)     353,563
Delaware VIPT Emerging Markets                           353,124    (233,729)     119,395
Delaware VIPT High Yield                                 292,276    (208,025)      84,251
Delaware VIPT REIT                                       454,115    (405,100)      49,015
Delaware VIPT Small Cap Value                            617,984    (558,995)      58,989
Delaware VIPT Trend                                      262,121    (389,649)    (127,528)
Delaware VIPT U.S. Growth                                 26,577     (22,227)       4,350
Delaware VIPT Value                                      402,706    (268,155)     134,551
DWS VIP Equity 500 Index                                 744,837    (875,006)    (130,169)
DWS VIP Small Cap Index                                  158,545    (150,687)       7,858
Fidelity VIP Asset Manager                                15,301     (14,517)         784
Fidelity VIP Contrafund Service Class                    966,761    (624,526)     342,235

                                                         UNITS      UNITS     NET INCREASE
                                                        ISSUED     REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income                                38,805     (77,049)     (38,244)
Fidelity VIP Equity-Income Service Class                  85,600     (81,682)       3,918
Fidelity VIP Growth Service Class                        342,972    (319,821)      23,151
Fidelity VIP Growth Opportunities Service Class           54,442     (80,957)     (26,515)
Fidelity VIP High Income Service Class                    21,973     (22,600)        (627)
Fidelity VIP Investment Grade Bond                        43,559     (57,147)     (13,588)
Fidelity VIP Mid Cap Service Class                       344,704    (101,801)     242,903
Fidelity VIP Overseas Service Class                      123,894     (57,702)      66,192
FTVIPT Franklin Income Securities                        279,674     (32,814)     246,860
FTVIPT Franklin Small-Mid Cap Growth Securities          246,680    (113,595)     133,085
FTVIPT Mutual Shares Securities                          215,795     (35,534)     180,261
FTVIPT Templeton Foreign Securities                       26,423     (52,711)     (26,288)
FTVIPT Templeton Foreign Securities Class 2               59,402     (92,917)     (33,515)
FTVIPT Templeton Global Asset Allocation                   8,752     (18,559)      (9,807)
FTVIPT Templeton Global Income Securities                244,247     (39,918)     204,329
FTVIPT Templeton Growth Securities                       136,732    (128,892)       7,840
FTVIPT Templeton Growth Securities Class 2                28,455     (97,882)     (69,427)
Janus Aspen Series Balanced                               93,302    (129,671)     (36,369)
Janus Aspen Series Balanced Service Shares                57,929     (77,461)     (19,532)
Janus Aspen Series Global Technology Service Shares       75,234     (75,467)        (233)
Janus Aspen Series Mid Cap Growth Service Shares         115,708     (38,884)      76,824
Janus Aspen Series Worldwide Growth                      126,048    (217,595)     (91,547)
Janus Aspen Series Worldwide Growth Service Shares        28,985     (56,575)     (27,590)
Lincoln VIPT Baron Growth Opportunities                   15,551      (1,138)      14,413
Lincoln VIPT Baron Growth Opportunities Service Class    153,499     (99,113)      54,386
Lincoln VIPT Capital Growth                                  300         (16)         284
Lincoln VIPT Cohen & Steers Global Real Estate           306,732     (79,982)     226,750
Lincoln VIPT Core                                          1,212     (15,297)     (14,085)
Lincoln VIPT Delaware Bond                             1,027,859    (663,116)     364,743
Lincoln VIPT Delaware Growth and Income                   43,132      (9,009)      34,123
Lincoln VIPT Delaware Social Awareness                    61,994     (59,839)       2,155
Lincoln VIPT Delaware Special Opportunities               11,129        (153)      10,976
Lincoln VIPT FI Equity-Income                             84,494     (79,609)       4,885
Lincoln VIPT Growth                                        3,571      (9,145)      (5,574)
Lincoln VIPT Growth Opportunities                            566      (6,460)      (5,894)
Lincoln VIPT Janus Capital Appreciation                  116,763    (115,766)         997
Lincoln VIPT Marsico International Growth                 87,073     (14,828)      72,245
Lincoln VIPT MFS Value                                    18,466        (189)      18,277
Lincoln VIPT Mid-Cap Growth                               21,326      (7,372)      13,954
Lincoln VIPT Mid-Cap Value                                98,554     (23,595)      74,959
Lincoln VIPT Mondrian International Value                384,872    (283,853)     101,019
Lincoln VIPT Money Market                              8,102,290  (7,672,166)     430,124
Lincoln VIPT S&P 500 Index                               138,901     (18,512)     120,389
Lincoln VIPT Small-Cap Index                              41,506      (9,947)      31,559
Lincoln VIPT T. Rowe Price Growth Stock                   23,231        (336)      22,895
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth      97,092     (28,809)      68,283
Lincoln VIPT Templeton Growth                              8,041        (217)       7,824
Lincoln VIPT UBS Global Asset Allocation                  78,449     (34,062)      44,387
Lincoln VIPT Value Opportunities                           1,249          (5)       1,244
Lincoln VIPT Wilshire 2010 Profile                           723         (39)         684
Lincoln VIPT Wilshire 2020 Profile                         1,213         (12)       1,201
Lincoln VIPT Wilshire 2030 Profile                        19,453        (807)      18,646
Lincoln VIPT Wilshire 2040 Profile                        19,142      (1,063)      18,079
Lincoln VIPT Wilshire Aggressive Profile                 168,058     (17,245)     150,813
Lincoln VIPT Wilshire Conservative Profile               178,595     (31,070)     147,525
Lincoln VIPT Wilshire Moderate Profile                   708,752    (230,643)     478,109
Lincoln VIPT Wilshire Moderately Aggressive Profile      969,695    (156,459)     813,236
M Fund Brandes International Equity                       49,340     (23,316)      26,024
M Fund Business Opportunity Value                         28,330     (10,519)      17,811
M Fund Frontier Capital Appreciation                      18,092     (12,934)       5,158
M Fund Turner Core Growth                                 27,126     (14,142)      12,984
MFS VIT Core Equity                                       16,534     (20,514)      (3,980)

                                                         UNITS      UNITS     NET INCREASE
                                                        ISSUED     REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
MFS VIT Emerging Growth                                  136,098    (201,051)     (64,953)
MFS VIT Total Return                                     349,548    (268,139)      81,409
MFS VIT Utilities                                        441,412    (270,329)     171,083
NB AMT Mid-Cap Growth                                    276,610    (306,830)     (30,220)
NB AMT Partners                                           28,420     (36,520)      (8,100)
NB AMT Regency                                           125,634    (230,279)    (104,645)
PIMCO VIT OPCAP Global Equity                              5,180     (11,723)      (6,543)
PIMCO VIT OPCAP Managed                                    7,157     (17,490)     (10,333)
Putnam VT Growth & Income Class IB                        20,722     (69,788)     (49,066)
Putnam VT Health Sciences Class IB                        28,567     (33,015)      (4,448)

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                         UNITS      UNITS     NET INCREASE
                                                        ISSUED     REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          2,661,676    (396,739)   2,264,937
AIM V.I. Core Equity                                   2,799,221    (388,481)   2,410,740
AIM V.I. Diversified Income                               11,530      (5,838)       5,692
AIM V.I. International Growth                            133,897     (98,101)      35,796
ABVPSF Global Technology Class A                          56,036     (40,864)      15,172
ABVPSF Growth and Income Class A                         301,468    (175,930)     125,538
ABVPSF International Value Class A                       163,749     (30,474)     133,275
ABVPSF Large Cap Growth Class A                           68,762     (93,059)     (24,297)
ABVPSF Small/Mid Cap Value Class A                       246,218    (111,210)     135,008
American Century VP Inflation Protection                 233,966     (76,980)     156,986
American Funds Global Growth Class 2                     265,034     (65,838)     199,196
American Funds Global Small Capitalization Class 2       496,708    (330,236)     166,472
American Funds Growth Class 2                          1,725,355  (1,196,279)     529,076
American Funds Growth-Income Class 2                   1,301,968  (1,034,690)     267,278
American Funds International Class 2                     831,835    (466,016)     365,819
Lincoln VIPT Baron Growth Opportunities Service Class     78,792     (93,696)     (14,904)
Delaware VIPT Capital Reserves                            23,226     (16,578)       6,648
Delaware VIPT Diversified Income                         325,057     (86,033)     239,024
Delaware VIPT Emerging Markets                           322,183    (294,336)      27,847
Delaware VIPT High Yield                                 286,236    (134,160)     152,076
Delaware VIPT REIT                                       400,596    (235,796)     164,800
Delaware VIPT Small Cap Value                            544,714    (386,154)     158,560
Delaware VIPT Trend                                      298,380    (364,986)     (66,606)
Delaware VIPT U.S. Growth                                 34,032     (38,107)      (4,075)
Delaware VIPT Value                                      444,364    (146,354)     298,010
DWS VIP Equity 500 Index                                 954,974  (1,481,703)    (526,729)
DWS VIP Small Cap Index                                  235,080    (168,112)      66,968
Fidelity VIP Asset Manager                                 9,126     (11,735)      (2,609)
Fidelity VIP Contrafund Service Class                  1,048,442    (518,313)     530,129
Fidelity VIP Equity-Income                                34,251    (102,126)     (67,875)
Fidelity VIP Equity-Income Service Class                 114,797     (97,222)      17,575
Fidelity VIP Growth Service Class                        161,134    (169,462)      (8,328)
Fidelity VIP Growth Opportunities Service Class           65,337    (174,129)    (108,792)
Fidelity VIP High Income Service Class                    30,979     (56,278)     (25,299)
Fidelity VIP Investment Grade Bond                        28,184     (31,592)      (3,408)
Fidelity VIP Mid Cap Service Class                       221,773     (46,086)     175,687
Fidelity VIP Overseas Service Class                      150,427     (85,297)      65,130
FTVIPT Franklin Income Securities                         86,231     (19,194)      67,037
FTVIPT Franklin Small-Mid Cap Growth Securities          171,459    (112,588)      58,871
FTVIPT Mutual Shares Securities                           67,579      (2,142)      65,437
FTVIPT Templeton Foreign Securities                       32,359     (47,111)     (14,752)
FTVIPT Templeton Foreign Securities Class 2               74,611    (151,040)     (76,429)
FTVIPT Templeton Global Asset Allocation                  12,083     (20,832)      (8,749)
FTVIPT Templeton Global Income Securities                 78,211     (16,960)      61,251
FTVIPT Templeton Growth Securities                       195,078    (110,098)      84,980
FTVIPT Templeton Growth Securities Class 2                27,788     (38,893)     (11,105)
Janus Aspen Series Balanced                              115,837    (250,606)    (134,769)

                                                         UNITS      UNITS     NET INCREASE
                                                        ISSUED     REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
Janus Aspen Series Balanced Service Shares               140,264    (214,237)     (73,973)
Janus Aspen Series Global Technology Service Shares       60,454     (90,771)     (30,317)
Janus Aspen Series Mid Cap Growth Service Shares          54,279     (76,661)     (22,382)
Janus Aspen Series Worldwide Growth                      173,802    (300,511)    (126,709)
Janus Aspen Series Worldwide Growth Service Shares        46,291     (57,758)     (11,467)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth      17,336     (10,719)       6,617
Lincoln VIPT Wilshire Aggressive Profile                  94,868     (10,240)      84,628
Lincoln VIPT Delaware Bond                             1,126,229    (636,638)     489,591
Lincoln VIPT Janus Capital Appreciation                   95,506    (139,040)     (43,534)
Lincoln VIPT Wilshire Conservative Profile                11,091        (800)      10,291
Lincoln VIPT Core                                         12,995        (682)      12,313
Lincoln VIPT FI Equity-Income                             76,107     (65,631)      10,476
Lincoln VIPT UBS Global Asset Allocation                  53,501     (24,508)      28,993
Lincoln VIPT Growth                                        8,642      (4,943)       3,699
Lincoln VIPT Delaware Growth and Income                   54,503      (1,605)      52,898
Lincoln VIPT Growth Opportunities                         13,716      (8,311)       5,405
Lincoln VIPT Mondrian International Value                461,287    (208,460)     252,827
Lincoln VIPT Wilshire Moderate Profile                   458,643     (67,199)     391,444
Lincoln VIPT Wilshire Moderately Aggressive Profile      485,196     (80,075)     405,121
Lincoln VIPT Money Market                              6,382,252  (5,967,213)     415,039
Lincoln VIPT Delaware Social Awareness                    80,471     (64,218)      16,253
M Fund Brandes International Equity                       50,234     (28,486)      21,748
M Fund Business Opportunity Value                         26,240      (6,184)      20,056
M Fund Frontier Capital Appreciation                      30,269      (3,913)      26,356
M Fund Turner Core Growth                                 22,704     (15,443)       7,261
MFS VIT Core Equity                                       12,068      (7,471)       4,597
MFS VIT Emerging Growth                                  170,526    (321,610)    (151,084)
MFS VIT Total Return                                     414,856    (395,087)      19,769
MFS VIT Utilities                                        334,519    (427,398)     (92,879)
NB AMT Mid-Cap Growth                                    377,860    (321,815)      56,045
NB AMT Partners                                           47,215     (57,751)     (10,536)
NB AMT Regency                                           190,265    (118,938)      71,327
PIMCO VIT OPCAP Global Equity                              9,461     (26,291)     (16,830)
PIMCO VIT OPCAP Managed                                    5,734      (9,447)      (3,713)
Putnam VT Growth & Income Class IB                        25,923     (16,201)       9,722
Putnam VT Health Sciences Class IB                        29,145     (43,512)     (14,367)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company

and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account M

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2007, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account M at December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2008

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(2)


(2) N/A

(3) (a) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(5)

     (b) Commission Schedule for Variable Life Policies.(3)

(4) (a) Policy Form LN690.(7)

     (b) Riders.(2)

     (c) Accounting Value Rider - Policy Form LR500.(8)

     (d) Change of Insured Rider - Policy Form LR496.(8)

     (e) Estate Tax Repeal Rider - Policy Form LR511.(9)

     (f) Supplemental Term Insurance Rider - Policy Form LR515.(7)

(5) (a) Application.(6)

     (b) Addendum to Application - Policy Form B15.(7)

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company.(1)

     (b) Bylaws of The Lincoln National Life Insurance Company.(1)

(7) Form of Reinsurance Contracts.(10)

(8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

     (a) AllianceBernstein Variable Products Series Fund, Inc.(10)

     (b) American Century Investments Variable Portfolios, Inc.(10)

     (c) American Funds Insurance Series(10)

     (d) Delaware VIP Trust(10)

     (e) DWS Investments VIT Funds(10)

     (f) Fidelity Variable Insurance Products(10)

     (g) Franklin Templeton Variable Insurance Products Trust(10)

     (h) Janus Aspen Series(10)

     (i) Lincoln Variable Insurance Products Trust(10)

     (j) M Fund, Inc.(10)

     (k) MFS Variable Insurance Trust(10)

     (l) Neuberger Berman Advisers Management Trust(10)

(9) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(4)

(10) Not applicable.

(11) Opinion and Consent of Lawrence A. Samplatsky, Esquire.

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Independent Registered Public Accounting Firm.

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures.(10)

___________________

     (1)(a)Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-27783) filed on December 5, 1996

     (1)(b) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 033-118478) filed on April 5, 2007.

     (2) Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-42479) filed on December 17, 1997.

     (3) Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-42479) filed on April 28, 1998.

   (4) Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (5) Incorporated by reference to Post-Effective Amendment No. 1 on Form S-6 (File No. 333-82663) filed on April 13, 2000.

     (6) Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-42479) filed on April 19, 1999.

     (7) Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-84360) filed on March 15, 2002.

     (8) Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-82663) filed on April 12, 2001.

   (9) Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-54338) filed on September 14, 2001.

     (10) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

Item 27. Directors and Officers of the Depositor


Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------
Michael J. Burns***           Senior Vice President
Frederick J. Crawford**       Senior Vice President, Chief Financial Officer and Director
Christine S. Frederick***     Vice President and Chief Compliance Officer
Dennis R. Glass**             President and Director
Mark E. Konen*****            Senior Vice President and Director
See Yeng Quek****             Senior Vice President, Chief Investment Officer and Director
Keith J. Ryan*                Vice President and Director
Dennis L. Schoff**            Senior Vice President and General Counsel
Michael S. Smith*             Senior Vice President and Chief Risk Officer
Rise C. M. Taylor*            Vice President and Treasurer
Westley V. Thompson***        Senior Vice President and Director
C. Suzanne Womack**           Secretary and Second Vice President

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

         ** Principal business address is Center Square West Tower, 1500 Market Street, Suite 3900, Philadelphia, PA 19102-2112

        *** Principal business address is 350 Church Street, Hartford, CT 06103

    **** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

*****Principal business address is 100 North Greene Street, Greensboro, NC
27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (12)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account F; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   ------------------------------------------------
Patrick J. Caulfield***     Vice President and Chief Compliance Officer
Frederick J. Crawford*      Director
Daniel P. Hickey***         Vice President
Randall J. Freitag*         Vice President and Treasurer
Dennis R. Glass*            Director
David M. Kittredge*         Senior Vice President
Terrence Mullen*            President, Chief Executive Officer and Director
Linda Woodward**            Secretary
Keith J. Ryan**             Vice President and Chief Financial Officer

      * Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

   ** Principal business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

*** Principal business address is 350 Church Street, Hartford, CT 06103

     (c) N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300
S. Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account M (File No. 333-118477; 811-08557; CIK: 0001048607), has caused this Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut
on the 16th day of April, 2008.   Registrant certifies that this amendment
meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

               LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
               (REGISTRANT)

                    /s/ Kristen M. Phillips
               By _________________________________
                  Kristen M. Phillips
                  Vice President and Assistant Treasurer
                  The Lincoln National Life Insurance Company




               THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
               (DEPOSITOR)

                    /s/ Kristen M. Phillips
               By _________________________________
                  Kristen M. Phillips
                  Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 (File No. 333-118477; 811-08557; CIK: 0001048607) has been signed below on
April 16, 2008, by the following persons, as officers and directors of the Depositor, in the capacities indicated.

Signature                              Title
/s/ Dennis R. Glass          *
_____________________________          President and Director
Dennis R. Glass                        (Principal Executive Officer)

/s/ Frederick J. Crawford     *
______________________________         Senior Vice President, Chief Financial Officer and Director
Frederick J.Crawford                   (Principal Financial Officer)

/s/ Michael J. Burns          *
______________________________         Senior Vice President
Michael J. Burns

/s/ Mark E. Konen     *
______________________________         Senior Vice President and Director
Mark E. Konen

/s/ See Yeng Quek     *
______________________________         Senior Vice President, Chief Investment Officer and Director
See Yeng Quek

/s/ Keith J. Ryan     *
______________________________         Vice President and Director
Keith J. Ryan

/s/ Westley V. Thompson     *
______________________________         Senior Vice President and Director
Westley V. Thompson


        /s/ Kristen M. Phillips
* By ____________________________________
        Kristen M. Phillips
        Attorney-in-Fact, pursuant to a Power-
        of-Attorney filed with this Registration
        Statement.

                            POWER OF ATTORNEY

     We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Kelly D. Clevenger, Christine
S. Frederick, Kristen M. Phillips, Robert L. Grubka, Brian A. Kroll, Lawrence A. Samplatsky and Frederick C. Tedeschi, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:
VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life Flexible Premium Variable Life Account D: 033-00417
Lincoln Life Flexible Premium Variable Life Account F: 033-14692; 333-40745 Lincoln Life Flexible Premium Variable Life Account G: 033-22740
Lincoln Life Flexible Premium Variable Life Account J: 033-06434; 033-76434 Lincoln Life Flexible Premium Variable Life Account K: 033-76432
Lincoln Life Flexible Premium Variable Life Account M: 333-42479;
333-54338; 333-84370; 333-84360; 333-111137; 333-111128; 333-118478; 333-118477;
333-63940; 333-82663; 333-139960; 333-145090; 333-146507
Lincoln Life Flexible Premium Variable Life Account R: 333-33782; 333-90432; 333-115882; 333-125792; 333-125991; 333-43107; 333-145235; 333-145239
Lincoln Life Flexible Premium Variable Life Account S: 333-72875; 333-104719; 333-125790
Lincoln Life Flexible Premium Variable Life Account Y: 333-118482; 333-118481; 333-115883; 333-81882; 333-81884; 333-81890; 333-90438
Lincoln Life Flexible Premium Variable Life Account JF-A: 333-144268; 333-144269; 333-144271; 333-144272; 333-144273; 333-144274; 333-144275
Lincoln Life Flexible Premium Variable Life Account JF-C: 333-144264; 333-144270 VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln National Variable Annuity Fund A: 002-26342; 002-25618
Lincoln National Variable Annuity Account C: 033-25990; 333-50817; 333-68842; 333-112927
Lincoln National Variable Annuity Account E: 033-26032
Lincoln National Variable Annuity Account H: 033-27783; 333-18419; 333-35780; 333-35784; 333-61592; 333-63505; 333-135219
Lincoln National Variable Annuity Account L: 333-04999
Lincoln Life Variable Annuity Account N: 333-40937; 333-36316; 333-36304; 333-61554; 333-119165; 333-135039; 333-138190
Lincoln Life Variable Annuity Account Q: 333-43373
Lincoln Life Variable Annuity Account T: 333-32402; 333-73532
Lincoln Life Variable Annuity Account W: 333-52572; 333-52568; 333-64208
Lincoln Life Variable Annuity Account JL-A: 333-141888
Lincoln Life Variable Annuity Account JF-I: 333-144276; 333-144277
Lincoln Life Variable Annuity Account JF-II: 333-144278

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.


SIGNATURE                                            TITLE
/s/ Dennis R. Glass
----------------------------                   President and Director
Dennis R. Glass                                (Principal Executive Officer)

/s/ Frederick J. Crawford
----------------------------                   Senior Vice President, Chief Financial Officer and
Frederick J. Crawford                          Director (Principal Financial Officer)

/s/ Michael J. Burns
----------------------------                   Senior Vice President
Michael J. Burns

/s/ Mark E. Konen
----------------------------                   Senior Vice President and Director
Mark E. Konen

/s/ See Yeng Quek
----------------------------                   Senior Vice President, Chief Investment Officer and
See Yeng Quek                                  Director

/s/ Keith J. Ryan
----------------------------                   Vice President and Director
Keith J. Ryan

/s/ Westley V. Thompson
----------------------------                   Senior Vice President and Director
Westley V. Thompson


Version dated: February 11, 2008